Registration Nos.33-8214
                                                                        811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

                Pre-Effective Amendment No.                                  |_|

                Post-Effective Amendment No. 109                             |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

                Amendment No. 113                                            |X|

                        (Check appropriate box or boxes.)
                               ------------------

                     Standish, Ayer & Wood Investment Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (617) 375-1760

                           CHRISTOPHER P. HARVEY, Esq.
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109
                      -------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    |X|  Immediately upon filing pursuant to Rule 485(b)

    |_|  On [date] pursuant to Rule 485(b)

    |_|  60 days after filing pursuant to Rule 485(a)(1)

    |_|  On April 30, 2003 pursuant to Rule 485(a)(1)

    |_|  75 days after filing pursuant to Rule 485(a)(2)

    |_|  On June 1, 2000 pursuant to Rule 485(a)(2)

                             ----------------------

This Post-Effective Amendment has been executed by Standish, Ayer & Wood Master Portfolio.

                                                        [LOGO] STANDISH FUNDS(R)

Prospectus                      Standish Group of Fixed Income Funds
--------------------------------------------------------------------------------
May 1, 2003                     Standish Fixed Income Fund

                                Standish Investment Grade Bond Fund

                                Standish High Yield Bond Fund

                                Standish Short-Term Fixed Income Fund

                                Standish Short-Term Asset Reserve Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

[GRAPHIC]

Risk/Return Summary .......................................................    3
     Who may want to invest ...............................................    3
     Mutual fund risks ....................................................    3
     Fixed Income Fund ....................................................    4
     Investment Grade Bond Fund ...........................................    6
     High Yield Bond Fund .................................................    8
     Short-Term Fixed Income Fund .........................................   10
     Short-Term Asset Reserve Fund ........................................   10

The Funds' Investments and Related Risks ..................................   12
     Principal investments ................................................   12
     Additional investments ...............................................   12
     Additional investment policies .......................................   13

The Investment Adviser ....................................................   14
     About Standish Mellon ................................................   14
     Fund managers ........................................................   15
     Advisory services and fees ...........................................   16

Investment and Account Information ........................................   17
     How to purchase shares ...............................................   17
     How to exchange shares ...............................................   18
     How to redeem shares .................................................   18
     Transaction and account policies .....................................   20
     Household delivery of fund documents .................................   20
     Valuation of shares ..................................................   20
     Dividends and distributions ..........................................   20

Fund Details ..............................................................   21
     Taxes ................................................................   21
     Master/feeder structure ..............................................   21
     The funds' service providers .........................................   21

Financia1 Highlights ......................................................   22

For More Information ......................................................   28

Mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Standish Group of Fixed Income Funds

Risk/Return Summary

Standish Mellon manages more than $40 billion of assets for a broad range of clients in the U.S. and abroad.

Standish Mellon Asset Management Company LLC (Standish Mellon) manages each fund. Standish Mellon believes that discovering pockets of inefficiency is the key to adding value fixed income investments. Standish Mellon focuses on identifying undervalued sectors and securities and de-emphasizes the use of interest rate forecasting. Standish Mellon looks for fixed income securities with the most potential for added value, such as those with unique structural characteristics and the potential for credit upgrade.

Who may want to invest

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

Fixed Income Fund and Investment Grade Bond Fund may be appropriate for investors:

o     Seeking current income.

o Seeking to build capital gradually through appreciation and compounding interest.

o Willing to tolerate fluctuations in bond prices due to interest rate changes.

o In the case of Investment Grade Bond Fund, looking for an investment that focuses exclusively on investment for grade rated securities.

In addition, High Yield Bond Fund:

o Willing to tolerate a higher degree of risk to seek a higher yielding investment.

o Prepared to accept the risks of investing in foreign and emerging markets, which include political instability, Mutual fund risks currency fluctuations and illiquidity.

Short-Term Fixed Income Fund and Short-Term Asset Reserve Fund may be appropriate for investors:

o     Seeking limited price fluctuation.

o     Seeking current income.

o     Looking to diversify a fixed income portfolio with short-term investments.

o In the case of Short-Term Asset Reserve Fund, as an alternative to a money market fund but without the price stability of a money market fund.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                            Standish Group of Fixed Income Funds

Risk/Return Summary

                               Fixed Income Fund

Investment objective

Primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal.

Key investments and strategies

The fund invests all of its investable assets in a Standish master portfolio which invests, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies. Except where indicated, this prospectus uses the term "fund" to mean the fund and its master portfolio taken together. The fund may invest up to 20% of assets in non-U.S. dollar denominated securities of foreign and emerging market issuers, and no more than 10% of assets in these foreign currency denominated securities that have not been hedged back to the U.S. dollar. The fund may also invest in interest rate futures contracts.

Credit quality

The fund invests primarily in investment grade securities, but may invest up to 15% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B at the time of purchase. The adviser attempts to select fixed income securities that have the potential to be upgraded.

Targeted average portfolio credit quality

In the range of A to AA/Aa.

Maturity

The fund generally will maintain an average dollar-weighted effective portfolio maturity of 5 to 13 years but may invest in individual securities of any maturity.

How investments are selected

The adviser focuses on identifying undervalued sectors and securities and deemphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. These characteristics may also allow for substantial capital appreciation over time. Many of these securities have higher yields and offer more current income than U.S. governmental bonds but at heightened levels of risk. The adviser selects securities for the fund's portfolio by:

o Allocating assets among sectors appearing to have near-term return potential.

o Actively trading among various sectors, such as corporate, mortgage pass-through, government agency and asset-backed securities.

o Buying when a yield spread advantage presents an opportunity to buy securities cheaply.

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, sector, security or hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. These risks are more severe for securities of issuers in emerging market countries.

o During periods of extreme interest rate volatility, the fund has difficulty closing out its position in interest rate futures contracts or closing out its position at a price which the adviser believes would be advantageous to the fund.

Standish Group of Fixed Income Funds

Total return performance

The bar charts and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.

Fixed Income Fund

[The following was depicted as a bar graph in the printed piece.]

Calendar Year Ended December 31

        1993    1994    1995   1996   1997   1998    1999    2000   2001   2002
       14.62%  -4.88%  18.54%  5.48%  9.54%  5.25%  -0.70%  10.21%  7.16%  8.89%

Quarterly returns:

Highest: 7.57% in 2nd quarter 1989
Lowest: -4.00% in 1st quarter 1994

Average annual total returns for selected periods ended December 31, 2002

                                                                      Inception
Fixed Income Fund                1 Year      5 Years     10 Years        Date
Return Before Taxes                8.89         6.09         7.22      3/30/87
Return After Taxes on
Distributions*                     7.01         3.25         4.23          N/A
Return After Taxes on
Distributions and Sale of
Fund Shares*                       5.41         3.42         4.28          N/A
Lehman Brothers
Aggregate Index**                 10.25         7.55         7.51          N/A
(reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Lehman Brothers Aggregate Index is an unmanaged, broad based index of domestic, U.S. dollar-denominated, fixed rate investment grade bonds.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                               Fixed Income
Based on fiscal year ended 12/31/02                                Fund

Shareholder fees None
(fees paid directly from your investment)
Annual fund operating expenses(1)
(expenses that are deducted from fund assets)
  Management fees                                                  0.33%
  Distribution (12b-1) fees                                        None
  Other expenses                                                   0.09%
  Total annual fund operating expenses                             0.42%

----------
(1) Because Standish Mellon has agreed to cap the fund's operating expenses, actual expenses were:

  Management fees                                                  0.32%
  Other expenses                                                   0.06%
  Total annual fund
  operating expenses                                               0.38%

These caps may be changed or eliminated.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   After       After        After        After
                                  1 Year      3 Years      5 Years     10 Years

Fixed Income Fund                   $43         $135         $235         $530

                                            Standish Group of Fixed Income Funds

Risk/Return Summary

                           Investment Grade Bond Fund

Investment objective

To maximize total return, consistent with preserving principal and liquidity, primarily through the generation of current income and, to a lesser extent, capital appreciation.

Key investments and strategies

The fund invests, under normal circumstances, at least 80% of net assets in investment grade fixed income securities including, but not limited to, government, agency, corporate and mortgage and asset-backed issues. The fund may invest in Yankee bonds, which are U.S. dollar denominated bonds typically issued in the U.S. by foreign companies and governments, and other dollar denominated securities of foreign issuers. The fund may also invest in interest rate futures contracts and options in an attempt to manage portfolio risks and enhance returns.

Credit quality

The fund invests exclusively in investment grade securities with no more than 35% of assets in securities rated BBB/ Baa at the time of purchase.

Targeted average portfolio credit quality

In the range of AA/Aa or better.

Maturity

The fund will generally maintain an average dollar-weighted effective portfolio maturity of 5 to 14 years but may invest in individual securities of any maturity.

How investments are selected

The adviser focuses on identifying undervalued sectors and securities and deemphasizes the use of an interest rate forecasting strategy. The adviser achieves this by selecting securities for the fund's portfolio by:

o Employing quantitative tools to allocate assets to undervalued sectors and actively trading among them to maximize investment returns.

o Using fundamental and quantitative analysis to identify those securities with the most potential for capital appreciation, such as those that offer the best opportunity for credit upgrade.

o Targeting individual issues that provide very good liquidity in most trading environments.

o Focusing on securities in areas of the yield curve that offer the most favorable risk/return characteristics.

Principal risks of investing in the funds

Investors could lose money on their investment in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, sector, security or hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

o During periods of extreme interest rate volatility the fund has difficulty closing out its position in interest rate futures contracts or closing out the position at a price which the adviser believes would be advantageous to the fund.

Standish Group of Fixed Income Funds

Total return performance

The bar charts and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.

Investment Grade Bond Fund

[The following was depicted as a bar graph in the printed piece.]

Calendar Year Ended December 31

2001   2002
9.21%  8.44%

Quarterly returns:

Highest: 4.63% in 3rd quarter 2001
Lowest: -0.39% in 1st quarter 2002

Average annual total returns for selected periods ended December 31, 2002

                                                           Life of     Inception
Investment Grade Bond Fund                    1 Year         Fund         Date
Return Before Taxes                             8.44        10.34      6/01/00
Return After Taxes on
Distributions*                                  6.01         6.91          N/A
Return After Taxes on
Distributions and Sale of Fund
Shares*                                         5.25         6.62          N/A
Lehman Brothers Aggregate
Index**                                        10.25        10.80          N/A
(reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Lehman Brothers Aggregate Index is an unmanaged, broad based index of domestic, U.S. dollar-denominated, fixed rate investment grade bonds.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                             Investment Grade
Based on fiscal year ended 12/31/02                             Bond Fund

Shareholder fees                                                   None
(fees paid directly from your investment)
Annual fund operating expenses(1)
(expenses that are deducted from fund assets)
  Management fees                                                  0.40%
  Distribution (12b-1) fees                                        None
  Other expenses                                                   0.29%
  Total annual fund operating expenses                             0.69%

----------
(1) Because Standish Mellon has agreed to cap Investment Grade Bond Fund's operating expenses, that fund's actual expenses were:

  Management fees                                                  0.11%
  Other expenses                                                   0.29%
  Total annual fund operating expenses                             0.40%

This cap may be changed or eliminated.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  After        After        After        After
                                  1 Year      3 Years      5 Years     10 Years

Investment Grade Bond Fund          $70         $221         $384         $859

                                            Standish Group of Fixed Income Funds

Risk/Return Summary

                              High Yield Bond Fund

Investment objective

To maximize total return, consisting primarily of a high level of income.

Key investments and strategies

The fund invests all of its investable assets in a Standish master portfolio which invests, under normal circumstances, at least 80% of net assets in below investment grade fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferreds and warrants. Except where indicated, this prospectus uses the term "fund" to mean the fund and its master portfolio taken together. The fund emphasizes multiple market sectors including: U.S., high yield and international and emerging markets. At least 80% of assets are U.S. dollar denominated or currency hedged to seek to protect the U.S. dollar value of the fund's assets. The fund may also invest in interest rate futures contracts.

Credit quality

The fund invests at least 80% of net assets in below investment grade securities, sometimes referred to as junk bonds, with an emphasis on those below investment grade securities that appear likely to be upgraded.

Targeted average portfolio credit quality

In the range of BB/Ba to B.

Maturity

The fund generally will maintain an average dollar-weighted effective portfolio maturity of 5 to 13 years but may invest in individual securities of any maturity.

How investments are selected

The adviser focuses on identifying undervalued sectors and securities and deemphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. These characteristics may also allow for substantial capital appreciation over time. Many of these securities have higher yields and offer more current income than US governmental bonds but at heightened levels of risk. The adviser selects securities for the fund's portfolio by:

o Determining country, sector and maturity weightings based on intermediate and long-term assessments of the global economic environment and relative value factors. Portfolio maturity shifts will typically be gradual. Sector shifts may be rapid.

o Selecting individual securities based on fundamental research emphasizing creditworthiness, yields to maturity and relative prices of individual securities.

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, sector, security or hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. These risks are more severe for securities of issuers in emerging market countries.

o During periods of extreme interest rate volatility, the fund has difficulty closing out its position in interest rate futures contracts or closing out its position at a price which the adviser believes would be advantageous to the fund.

There is a greater risk that the fund will lose money because it invests primarily in high yield and emerging market bonds. These bonds are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

Standish Group of Fixed Income Funds

Total return performance

The bar charts and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.

High Yield Bond Fund

[The following was depicted as a bar graph in the printed piece.]

Calendar Year Ended December 31

1998   1999   2000   2001   2002
0.86%  2.20%  2.84%  1.52%  4.70%

Quarterly returns:

Highest: 6.26% in 4th quarter 2001
Lowest: -6.60% in 3rd quarter 1998

Average annual total returns for selected periods ended December 31, 2002

                                                           Life of     Inception
High Yield Bond Fund             1 Year       5 Year         Fund         Date
Return Before Taxes                4.70         2.42         3.27       6/2/97
Return After Taxes on
Distributions*                     1.42        (1.30)       (0.33)         N/A
Return After Taxes on
Distributions and Sale of
Fund Shares*                       2.83         0.08         0.82          N/A
Lehman Brothers High
Yield Index**                     (1.41)        0.38         1.74          N/A
Lehman Brothers
Aggregate Index**                 10.25         7.55         8.17          N/A
(reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement.
**The Lehman Brothers High Yield Index is an unmanaged broad based index of fixed rate, non-investment grade U.S. dollar-denominated debt.
***The Lehman Brothers Aggregate Index is an unmanaged, broad based index of domestic, U.S. dollar-denominated, fixed rate investment grade bonds.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                                High Yield
Based on fiscal year ended 12/31/02                             Bond Fund

Shareholder fees                                                   None
(fees paid directly from your investment)
Redemption fee(1)                                                     2%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2,3)
(expenses that are deducted from fund assets)
  Management fees                                                  0.50%
  Distribution (12b-1) fees                                        None
  Other expenses                                                   0.51%
  Total annual fund operating expenses                             1.01%

----------
(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2) Because Standish Mellon has agreed to cap High Yield Bond Fund's operating expenses, that fund' actual expenses were:

  Management fees                                                  0.18%
  Other expenses                                                   0.32%
  Total annual fund
  operating expenses                                               0.50%

These caps may be changed or eliminated

(3) The table and reflect the combined expenses of High Yield Bond Fund and the master fund in which it invests all its assets.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   After       After        After       After
                                  1 Year      3 Years      5 Years     10 Years

High Yield Bond Fund               $103         $322         $558       $1,236

Short-Term Fixed Income Fund                  Short-Term Asset Reserve Fund
Investment objective

To maximize total return, consistent with     To achieve a high level of current income
preserving principal and liquidity, while     consistent with preserving principal and
seeking a relatively high level of current    liquidity.
income.

Key investments and strategies

The fund invests, under normal                The fund invests all of its investable assets
circumstances, at least 80% of net assets     in a Standish master portfolio which invests,
in fixed income securities of U.S.            under normal circumstances, at least 80% of
companies and the U.S. government. The fund   net assets in dollar-denominated money market
may invest in Yankee bonds, which are U.S.    instruments, short-term fixed income
dollar denominated bonds typically issued     securities and asset- backed securities of
in the U.S. by foreign companies and          U.S. and foreign governments, banks and
governments, and other dollar denominated     companies. Except where indicated, this
securities of foreign and emerging market     prospectus uses the term "fund" to refer to
issuers. The fund may also invest in          the fund and its master portfolio taken
interest rate futures contracts.              together. The fund may also invest in
                                              interest rate futures contracts.
Credit quality

The fund invests exclusively in investment    The fund invests exclusively in investment
grade obligations. The adviser attempts to    grade securities and no more than 15% of
select securities that have the potential     assets in securities rated BBB or Baa (A-2,
to be upgraded.                               P-2 or Duff-2 for money market instruments)
                                              by a rating agency or their unrated
                                              equivalents.

Targeted average portfolio credit quality

In the range of A to AA/Aa.                   In the range of A to AA/Aa.

Maturity

The fund generally will maintain an average   The fund generally will maintain an average
dollar-weighted effective portfolio           dollar-weighted effective portfolio maturity
maturity of not more than 3 years but may     of 6 to 15 months with a maximum average
invest in individual securities of any        maturity of 18 months. Up to 10 percent of
maturity.                                     the fund's total assets may be invested in
                                              securities with effective maturities of 3.25
                                              and 5 years.

How investments are selected

The adviser focuses on identifying undervalued sectors and securities and minimizes the use of an interest rate forecasting strategy. The adviser looks for securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. These characteristics may also allow for substantial capital appreciation over time. Many of these securities have higher yields and offer more current income than U.S. government bonds but at heightened levels of risk. The adviser selects securities for the fund's portfolio by:

o    Allocating assets among sectors        o    Using research to locate opportunities in
     appearing to have near-term return          less-efficient areas of the short-term
     potential.                                  fixed-income market.

o    Actively trading among various         o    Using yield curve analysis to identify
     sectors, such as corporate bonds,           securities that present the most attractive
     mortgage pass through securities,           tradeoff between the higher returns and
     government agencies and asset-backed        higher risks associated with extending
     securities.                                 maturities.

o    Buying when a yield spread advantage   o    Investing in innovative securities that may
     presents an opportunity to buy              not be widely followed by other investors.
     securities cheaply.

Principal risks of investing in the funds

Investors could lose money on their investments in a fund or a fund could perform less well than other possible investments if any of the following occurs:

o    Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o    The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

o    When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o    When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o    The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

o    Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. Because the risks of foreign investing are more severe for securities of issuers in emerging market countries, these risks are greater for an investment in Short-Term Fixed Income Fund.

o    During periods of extreme interest rate volatility, the fund has difficulty closing out its position in interest rate futures contracts or closing out its position at a price which the adviser believes would be advantageous to the fund.

Other principal risks

Because Short-Term Fixed Income Fund generally invests in securities with longer remaining maturities, prepayment and extension risks are greater for this fund than for the
Short-Term Asset Reserve Fund.

Standish Group of Fixed Income Funds

Total return performance

The bar charts and total return table indicate the risks of investing in the funds. The bar chart shows changes in the performance of each fund for the full calendar periods indicated. The total return table shows how each fund's average annual returns for different calendar periods compare to those of widely recognized unmanaged indices of Treasury securities. Each fund's past performance does not necessarily indicate how the fund will perform in the future.

Short-Term Fixed Income Fund

Quarterly returns:

Highest: 3.07% in 1st quarter 2001
Lowest: 0.13% in 4th quarter 1998

[The following was depicted as a bar graph in the printed piece.]

Calendar Year Ended December 31

1996   1997   1998   1999   2000   2001   2002
5.13%  6.66%  5.58%  3.67%  7.93%  7.66%  6.31%

Short-Term Asset Reserve Fund

Quarterly returns:

Highest: 3.53% in 2nd quarter 1989
Lowest: -0.07 in 1st quarter 2002

[The following was depicted as a bar graph in the printed piece.]

Calendar Year Ended December 31

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
5.09%  2.26%  7.85%  5.62%  5.94%  5.75%  4.61%  6.94%  6.14%  3.14%

Average annual total returns for selected periods ended December 31, 2002

                                           1        5       10    Life of   Inception
Short-Term Fixed Income Fund             Year     Year     Year     Fund       Date
Return Before Taxes                      6.31     6.22      N/A     6.29     7/1/95
Return After Taxes on Distributions*     4.27     3.79      N/A     3.80        N/A
Return After Taxes on Distributions
and Sale of Fund Shares*                 3.93     3.77      N/A     3.79        N/A
Merrill Lynch 1-3
Year U.S. Treasury Index**               5.76     6.41      N/A     6.37        N/A
Short-Term Asset Reserve Fund
Return Before Taxes                      3.14     5.31     5.32      N/A     1/3/89
Return After Taxes on Distributions*     1.93     3.21     3.10      N/A        N/A
Return After Taxes on Distributions
and Sale of Fund Shares*                 1.93     3.20     3.13      N/A        N/A
iMoneyNet All Taxable Index***           1.29     4.09     4.24      N/A        N/A

(reflects no deduction for fees, expenses or taxes)

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                   Short-Term      Short-Term
                                                  Fixed Income       Asset
Based on fiscal year ended 12/31/02                   Fund        Reserve Fund

Shareholder fees                                      None            None
(fees paid directly from your investment)
Annual fund operating expenses(1,2)
(expenses that are deducted from fund assets)
  Management fees                                     0.30%           0.25%
  Distribution (12b-1) fees                           None            None
  Other expenses                                      0.48%           0.21%
  Total annual fund operating expenses                0.78%           0.46%

----------
(1) Because Standish Mellon has agreed to cap each fund's operating expenses, this fund's actual expenses were:

Management fees                                       0.00%           0.23%
Other expenses                                        0.30%           0.13%
Total annual fund
operating expenses                                    0.30%           0.36%
These caps may be changed or eliminated

(2) The table and example reflect the combined expenses of Short-Term Asset Reserve Fund and the master fund in which it invests all its assets.

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain constant.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   After       After        After       After
                                  1 Year      3 Years      5 Years     10 Years

Short-Term Fixed Income Fund        $80         $249         $433         $966

Short-Term Asset Reserve Fund       $47         $148         $258         $579

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement.
**The Merrill Lynch 1-3 Year Treasury Index consists of all U.S. Treasury issues having a final maturity of between one and three years at the date of pricing. ***The iMoneyNet All Taxable Fund Average is an average return generally considered to be representative of domestic, taxable money market funds, which contain the types of securities held in the STAR Fund. It should be noted that the average maturity of the Fund's portfolio is longer than that of a money market fund, and unlike a money market fund, the net asset value of the STAR Fund will fluctuate.

                                            Standish Group of Fixed Income Funds

The Funds' Investments and Related Risks

The funds may invest in a wide range of fixed income securities.

Additional information about the funds' principal investments

Fixed income investments. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, interest rate futures contracts, and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The funds may use mortgage dollar rolls to finance the purchase of additional investments. In a mortgage dollar roll transaction, fund sells a mortgage-backed security to a financial institution and agrees to repurchase a similar mortgage-backed security at a later date at a price that is agreed upon at the time of the sale. The fund will earn income by investing the proceeds from the sale short-term securities. Dollar rolls expose a fund to the risk that the return generated by the short-term investments is lower than the financing cost of the fund's obligations to repurchase the similar securities at the agreed upon strategies date.

Information about the funds' other investment strategies

High Yield Bond Fund. There is no limit on the number of countries in which the fund may invest but the fund will invest in at least 3 different countries, including the United States. The fund limits its investments in any one developed foreign country to 15% of assets and in any one emerging market country to 5% of assets. At least 80% of assets are denominated in or hedged back to the U.S. dollar. The fund may invest up to 10% of assets in common stock.

Short-Term Asset Reserve Fund.

The fund may invest in tax-exempt securities and prime commercial paper of U.S. and foreign companies. The fund may invest up to 10% of assets in preferred stock.

Standish Group of Fixed Income Funds

Additional investment policies

Credit quality. Securities are investment grade if they are rated in one of the four highest long-term rating categories of nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Securities are high grade if rated in one of the three highest long-term investment grade rating categories, or have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality.

If security receives "split" (different) ratings from multiple rating organizations, each fund, except for the Investment Grade Bond Fund and High Yield Bond Fund, will treat the security as being rated in the higher rating category. The Investment Grade Bond Fund and High Yield Bond Fund will treat the security as being rated in the lower rating category. A fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.

Defensive investing. Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. If fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts. Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for a fund caused by changing interest rates or currency exchange rates.

o     As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of a fund's portfolio.

o     To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change value of a designated security, currency or index. Even a small investment in derivative contracts can have big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Securities lending. Each fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers In order to secure their obligations to return securities loaned by a fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 33 1/3% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches of its agreement with the fund.

Impact of high portfolio turnover. Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Investment objective. Each fund's (except Fixed Income Fund) investment objective may be changed by the fund's trustees without shareholder approval. Each fund's key investment strategy of investing at least 80% of net assets in a particular type of security may not be changed unless each fund provides 60 days advance notice to its shareholders.

                                            Standish Group of Fixed Income Funds

The Investment Adviser

About Standish Mellon

Standish Mellon offers a broad array of investment services that include management of domestic and international equity and fixed income portfolios.

Standish Mellon was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish Mellon manages more than $40 billion in assets for institutional and individual investors in the U.S. and abroad. Standish Mellon is the adviser to each fund.

Standish Mellon is a wholly owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $2.9 trillion of assets under management, administration or custody, including approximately $581 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by our portfolio managers.

Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon has built a powerful internal network of overlapping resources.

                    Standish Mellon Asset Management Company

                              LLC One Boston Place
                        Boston, Massachusetts 02108-4408
                      Standish Group of Fixed Income Funds

Fund                              Fund managers                Positions during past five years*
Fixed Income Fund                 Catherine A. Powers          Senior Vice President of Standish Mellon and a Chartered
                                                               Financial Analyst, Cathy is responsible for management of
                                                               investment grade and core plus fixed income portfolios and is the head of the firm's structured finance research
                                                               group.

Investment Grade Bond Fund        Marc P. Seidner              Senior Vice President of Standish Mellon and a Chartered
                                                               Financial Analyst, Marc is the director of domestic
                                                               taxable fixed income and manages investment grade fixed
                                                               income portfolios. Marc joined Standish Mellon in 1995 as
                                                               a derivatives analyst and trader.

                                  Catherine A. Powers          Senior Vice President of Standish Mellon and a Chartered
                                                               Financial Analyst, Cathy is responsible for management of
                                                               investment grade and core plus fixed income portfolios
                                                               and is the head of the firm's structured finance research
                                                               group.

High Yield Bond Fund              Jonathan M. Uhrig            Vice President of Standish Mellon, Jonathan is a high
                                                               yield strategist, the head of high yield trading and
                                                               portfolio manager within the firm's fixed income group.

                                  Michael J. Tucker            Vice President of Standish Mellon and a Chartered
                                                               Financial Analyst, Michael is a high yield strategist and
                                                               portfolio manager within the firm's fixed income group.

Short-Term Fixed Income Fund      Johnson S. Moore             Senior Vice President of Standish Mellon and Senior Vice
Short-Term Asset Reserve Fund                                  President of Mellon Bond, an affiliate of Standish Mellon,
                                                               Johnson is responsible for short- term investment
                                                               management and synthetic strategies at Standish Mellon and
                                                               Mellon Bond. Johnson joined Standish Mellon in 2003 and
                                                               Mellon Bond in 2000. Prior to 2000, he served as Mellon's
                                                               Corporate Market Risk Manager and Mellon's Global
                                                               Securities Lending Chief Investment Officer, overseeing a
                                                               $35 billion investment process.

                                  Laurie A. Carroll            Senior Vice President of Standish Mellon and Senior Vice
                                                               President and Head-Portfolio Management at Mellon Bond, an
                                                               affiliate of Standish Mellon, Laurie is responsible for
                                                               short-term investment management at Standish Mellon.
                                                               Laurie joined Standish Mellon in 2003 and continues to
                                                               serve as Head-Portfolio Manager at Mellon Bond where she
                                                               is responsible for the implementation of investment policy and strategy in all Mellon Bond portfolios, as well as the credit analysis function for Mellon Bond.

*Includes positions with the predecessor to Standish Mellon for periods prior to August 1, 2001.

                                            Standish Group of Fixed Income Funds

Advisory services and fees

Standish Mellon provides each fund with portfolio management and investment research services. The adviser places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the year ended December 31, 2002, the adviser was entitled to an advisory fee for these services as set forth in the table below. The adviser agreed to limit certain funds' total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). These agreements are temporary and may be terminated or changed at any time.

  Annual Advisory Fee Rates (as a percentage of the fund's average net assets)

Fund                          Actual advisory fee paid         Contractual advisory fee*   Current expense limitation*
Fixed Income Fund                      0.32%                       0.40%/0.35%/0.30%                   0.38%
Investment Grade Bond Fund             0.11%                              0.40%                        0.40%
High Yield Bond Fund                   0.18%                              0.50%                        0.50%
Short-Term Fixed Income Fund           0.00%                              0.30%                        0.30%
Short-Term Asset Reserve Fund          0.23%                              0.25%                        0.36%

*Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Standish Mellon.

Standish Group of Fixed Income Funds

Investment and Account Information

How to purchase shares

Minimum initial investment: $100,000

Minimum subsequent investment: $5,000

Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish Mellon and their immediate families.

All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

Good form means that you have provided the following information with your request: Name of fund; account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request.

Shares of the funds are not available for sale in every state.

By check

Opening an account

o Send a check to the distributor payable to Standish Funds with the completed original account application.

Adding to an account

o Send a check to the distributor payable to Standish Funds and a letter of instruction with the account name and number and effective date of the request.

By wire

Opening an account

o     Send the completed original account application to the distributor.

o     Call the distributor to obtain an account number.

o Instruct your bank to wire the purchase amount to Investors Bank & Trust Company (see below).

Adding to an account

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company (see below).

By fax

Opening an account

o     Fax the completed account application to 617-350-0042.

o     Mail the original account application to the distributor.

o     Follow the instructions for opening an account by wire.

Adding to an account

o Fax a letter of instruction to 617-350-0042 with the account name and number and effective date of the request.

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company.

Opening or adding to an account

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

The distributor's address is:

Standish Fund Distributors, L.P.
P.O. Box 51407
Boston, Massachusetts 02205-1407
Tel: 1-800-221-4795
Fax: 617-350-0042
Email: funds@standishmellon.com

Wire instructions:

Investors Bank & Trust Company
Boston, MA
ABA#: 011 001 438
Account #: 79650-4116
Fund name:
Investor account #:

                                            Standish Group of Fixed Income Funds

How to exchange shares

You may exchange shares of a fund for shares of any other Standish fund, if the registration of both accounts is identical. Shares exchanged within 90 days of purchase may be subject to a redemption fee. See page 18 for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege effecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, Standish Mellon may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. The exchange limit may be modified to conform to retirement plan exchange limits and Department of Labor regulations.

Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o     Provide both account numbers.

o     Signature guarantees may be required (see below).

By telephone

o     If the account has telephone privileges, call the distributor.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o     Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares

All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 90 days of purchase may be subject to a redemption fee. See page 18 for more information.

By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o State the name of the fund and number of shares or dollar amount to be sold.

o     Provide the account number.

o     Signature guarantees may be required (see below).

By telephone

o     If the account has telephone privileges, call the distributor.

For check or wire

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

o The distributor may ask for identification and all telephone transactions may be recorded.

By fax

o     Fax the request to the distributor at 617-350-0042.

o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

Through a financial intermediary

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

Standish Group of Fixed Income Funds

Redemption Fee

Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. High Yield Bond Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

The redemption fee is applicable to all short-term redemptions or exchanges of shares except for redemptions or exchanges of shares by the following categories of shareholders:

o Omnibus accounts maintained by fund networks or "supermarkets" which have indicated to the fund that they are not able to apply the redemption fee to the underlying shareholders at the sub-account level or, to do so, would need to rely on capabilities of the fund's transfer agent, which capabilities, the fund's transfer agent does not currently possess;

o Accounts maintained by banks or trust companies as nominees for the underlying shareholders when the banks or trust companies have indicated to the fund that they are not able to apply the redemption fee to the underlying shareholders;

o All direct shareholders except direct shareholders who are employees of the adviser or its affiliates;

o All retirement plans, including Rule 401(k) plans, Rule 403(b) plans, all IRA and SEP-IRA accounts, all Rule 457 plans, and all profit sharing and employee benefit plans.

Investment and Account Information

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o     members of the STAMP program or the Exchange' Medallion Signature Program

o     a broker or securities dealer

o     a federal savings, cooperative or other type of bank

o     a savings and loan or other thrift institution

o     a credit union

o     a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents

With your consent, Standish Mellon may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Standish Mellon, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Standish Mellon will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation. Each fund offers its shares at the NAV per share of the fund.

Valuation of shares

Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. If the exchange closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its port-folio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, each fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds, except Short-Term Asset Reserve Fund, declare and distribute dividends from net investment income quarterly. Short-Term Asset Reserve Fund declares dividends from net investment income daily and pays them monthly. All funds declare and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Substantially all of a fund's distributions will be from net investment income.

Standish Group of Fixed Income Funds

Fund Details

Transactions                                    Tax Status
Sales or exchanges of shares.                   Usually capital gain or loss. Tax rate
                                                depends on how long shares are held.

Distributions of long-term capital gain         Taxable as long-term capital gain.

Distributions of short-term capital gain        Taxable as ordinary income.

Dividends from net investment income            Taxable as ordinary income.

Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder investment.

Shareholders should consult their tax advisers about their own particular tax situations.

Master/feeder structure

Fixed Income Fund, High Yield Bond Fund and Short-Term Asset Reserve Fund are "feeder" funds that invest exclusively in corresponding "master" portfolios with identical investment objectives. Except where indicated, this prospectus uses the term "fund" to mean each feeder fund and its master portfolio taken together. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

                          The funds' service providers

                             Principal Underwriter
                        Standish Fund Distributors, L.P.

                 Custodian, Transfer Agent and Fund Accountant
                         Investors Bank & Trust Company

                            Independent Accountants
                           PricewaterhouseCoopers LLP

                                 Legal Counsel
                               Hale and Dorr LLP

                                            Standish Group of Fixed Income Funds

Financial Highlights

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

Fixed Income Fund

                                                                                   Year Ended December 31,

                                                              2002             2001(a)        2000           1999           1998
Net asset value--beginning of period                         $18.93           $18.92         $18.55         $20.13         $20.80
                                                           --------       ----------     ----------     ----------     ----------
Income from investment operations
  Net investment income                                        0.93(1)          1.22(1)        1.35(1)        1.34(1)        1.37(1)
  Net realized and unrealized gain (loss)                      0.71             0.10           0.47          (1.47)         (0.30)
                                                           --------       ----------     ----------     ----------     ----------
  Total from investment operations                             1.64             1.32           1.82          (0.13)          1.07
                                                           --------       ----------     ----------     ----------     ----------

Less distributions declared to shareholders
  From net investment income                                  (0.87)           (1.31)         (1.45)         (1.42)         (1.38)
  From net realized gain on investments                        0.00             0.00           0.00          (0.03)         (0.36)
                                                           --------       ----------     ----------     ----------     ----------
  Total distributions declared to shareholders                (0.87)           (1.31)         (1.45)         (1.45)         (1.74)
                                                           --------       ----------     ----------     ----------     ----------
  Net asset value--end of period                             $19.70           $18.93         $18.92         $18.55         $20.13
                                                           ========       ==========     ==========     ==========     ==========

Total return                                                   8.89%(3)         7.16%         10.21%         (0.70)%         5.25%
Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)*               $941,240       $1,475,570     $2,220,981     $2,910,545     $3,392,570
  Expenses(4)                                                  0.38%*           0.38%          0.37%          0.36%          0.36%
  Net investment income                                        4.86%*           6.35%          7.23%          6.85%          6.54%
  Portfolio turnover(3)                                         384%             329%           233%           159%           148%

*For the periods indicated, the adviser voluntarily agreed not to impose its advisory fee on the portfolio and reimbursed the fund for its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                                   $0.93(1)
Ratios (to average daily net assets):
  Expenses                                                         0.42%
  Net investment income                                            4.82%

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.004, increase net realized and unrealized gains and losses per share by $0.004 and decrease the ratio of net investment income to average net assets from 6.37% to 6.35%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1) Calculated based on average shares outstanding.
(2) The portfolio turnover rate listed is for Standish Fixed Income Portfolio. Because the fund does not make investments directly in securities, the fund does not have any portfolio turnover activity.
(3) Total return would have been lower in the absence of expense waivers.
(4) Includes the fund's share of Standish Fixed Income Portfolio's allocated expenses.

Standish Group of Fixed Income Funds

Investment Grade Bond Fund

                                                                                        For the period
                                                                                         June 1, 2000
                                                             Year Ended December 31,     (commence of
                                                                                         operations) to
                                                              2002          2001(a)    December 31, 2000
Net asset value--beginning of period                         $20.41         $20.65           $20.00
                                                             ------         ------           ------

Income from investment operations
  Net investment income                                        0.89           1.27(1)          0.86(1)
  Net realized and unrealized gain (loss)                      0.79           0.59             0.89
                                                             ------         ------           ------
  Total from investment operations                             1.68           1.86             1.75
                                                             ------         ------           ------

Less distributions declared to shareholders
  From net investment income                                  (0.91)         (1.30)           (0.88)
  From net realized gains on investment                       (0.38)         (0.80)           (0.22)
                                                             ------         ------           ------
  Total distributions declared to shareholders                (1.29)         (2.10)           (1.10)
                                                             ------         ------           ------
  Net asset value--end of period                             $20.80         $20.41           $20.65
                                                             ======         ======           ======

Total return(4)                                                8.44%          9.21%            8.87%(3)
  Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)*                $84,101        $63,564          $57,447
  Expenses*                                                    0.40%          0.21%            0.00%(2)
  Net investment income*                                       4.30%          6.00%            7.21%(2)
  Portfolio turnover                                            391%           357%             136%(3)

*For the periods indicated, the adviser voluntarily agreed not to impose its advisory fee on the portfolio and reimbursed the fund for its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                               $0.83(1)       $1.17(1)         $0.78(1)
Ratios (to average daily net assets)
  Expenses                                                     0.69%          0.68%            0.72%(2)
  Net investment income                                        4.01%          5.53%            6.48%(2)

(a)The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.004, increase net realized and unrealized gains and losses per share by $0.004 and decrease the ratio of net investment income to average net assets from 6.02% to 6.00%. Per share data and ratios/ supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1) Calculated based on average shares outstanding
(2) Computed on an annualized basis
(3) Not Annualized
(4) Total return would have been lower in absence of expense waivers.

                                            Standish Group of Fixed Income Funds

Financial Highlights

High Yield Bond Fund

                                                                                Year Ended December 31,

                                                            2002          2001(a)         2000           1999           1998
Net asset value--beginning of period                       $14.88         $15.88         $17.39         $19.02         $20.51
                                                          -------        -------        -------        -------        -------
Income from investment operations
  Net investment income                                      1.26(1)        1.40(1)        1.64(1)        1.84(1)        1.70(1)
  Net realized and unrealized gain (loss)                   (0.59)         (1.18)         (1.19)         (1.45)         (1.52)
                                                          -------        -------        -------        -------        -------
  Total from investment operations                           0.67           0.22           0.45           0.39           0.18
                                                          -------        -------        -------        -------        -------
Less distributions declared to shareholders
  From net investment income                                (1.21)         (1.21)         (1.93)         (2.00)         (1.67)
  From tax return of capital                                 0.00          (0.01)         (0.03)         (0.02)          0.00
                                                          -------        -------        -------        -------        -------
  Total distributions                                       (1.21)         (1.22)         (1.96)         (2.02)         (1.67)
                                                          -------        -------        -------        -------        -------
  Net asset value--end of period                           $14.34         $14.88         $15.88         $17.39         $19.02
                                                          =======        =======        =======        =======        =======

Total return(4)                                              4.70%          1.52%          2.84%          2.20%          0.86%
Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)               $44,059        $46,302        $31,807        $31,138        $40,457
  Expenses*(2)                                               0.50%          0.50%          0.37%          0.00%          0.00%
  Net investment income                                      8.68%          8.86%         10.41%          9.87%          8.40%
  Portfolio turnover(3)                                       130%           117%           148%           137%           145%

*For years ended December 31 1998, 1999, 2000, 2001 and 2002, the adviser voluntarily agreed not to impose its advisory fee on the portfolio and reimbursed the fund and the portfolio for their operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                             $1.21(1)       $1.33(1)       $1.64(1)       $1.64(1)       $1.51(1)
Ratios (to average daily net assets)
  Expenses                                                   1.01%          0.97%          1.11%          1.08%          0.91%
  Net investment income                                      8.17%          8.39%          9.67%          8.79%          7.49%

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05 and decrease the ratio of net investment income to average net assets from 9.20% to 8.86%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1) Calculated based on average shares outstanding.
(2) Includes the fund's share of Standish High Yield Bond Portfolio's allocated expenses.
(3) The portfolio turnover rate listed is for Standish High Yield Bond Portfolio. Because the fund does not make investments directly in securities, the fund does not have any portfolio turnover activity.
(4) Total return would have been lower in the absence of expense waivers.

Standish Group of Fixed Income Funds

Short-Term Fixed Income Fund

                                                                               Year Ended December 31,

                                                          2002(a)            2001         2000            1999         1998
Net asset value--beginning of period                       $19.86         $19.57         $19.36         $19.87         $19.95
                                                          -------        -------        -------        -------        -------
Income from investment operations
  Net investment income*                                     0.85(1)        1.13(1)        1.28(1)        1.24(1)        1.25
  Net realized and unrealized gain (loss)                    0.38           0.34           0.21          (0.53)         (0.16)
                                                          -------        -------        -------        -------        -------
  Total from investment operations                           1.23           1.47           1.49           0.71           1.09
                                                          -------        -------        -------        -------        -------

Less distributions declared to shareholders
  From net investment income                                (0.96)         (1.18)         (1.28)         (1.22)         (1.17)
  From net realized gain on investments                     (0.10)          0.00           0.00          (0.03)          0.00
                                                          -------        -------        -------        -------        -------
  Total distributions declared to shareholders              (1.06)         (1.18)         (1.28)         (1.22)         (1.17)
                                                          -------        -------        -------        -------        -------
  Net asset value--end of period                           $20.03         $19.86         $19.57         $19.36         $19.87
                                                          =======        =======        =======        =======        =======

Total return(2)                                              6.31%          7.66%          7.93%          3.67%          5.58%
Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)*              $22,267        $41,169        $45,232        $38,109        $26,579
  Expenses*                                                  0.30%          0.30%          0.30%          0.30%          0.30%
  Net investment income                                      4.24%          5.64%          6.66%          6.27%          6.19%
  Portfolio turnover                                          251%           149%           170%           147%           145%

*The adviser voluntarily waived its investment advisory fee and reimbursed the fund for a portion of its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                             $0.75           1.07(1)       $1.21(1)       $1.12(1)       $1.15(1)
Ratios (to average daily net assets)
  Expenses                                                   0.78%          0.60%          0.69%          0.89%          0.81%
  Net investment income                                      3.76%          5.34%          6.27%          5.68%          5.68%

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains and losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1) Calculated based on average shares outstanding.
(2) Total return would have been lower in absence of expense waivers.

Standish Group of Fixed Income Funds

Financial Highlights

Short-Term Asset Reserve Fund

                                                                           Year Ended December 31,

                                                          2002(a)          2001          2000           1999           1998
Net asset value--beginning of period                       $19.55         $19.36         $19.23         $19.44         $19.48
                                                         --------       --------       --------       --------       --------

Income from investment operations
  Net investment income*                                     0.58(1)        0.95(1)        1.15(1)        1.08(1)        1.13(1)
  Net realized and unrealized gain (loss)                    0.03           0.21           0.13          (0.21)         (0.04)
                                                         --------       --------       --------       --------       --------
  Total from investment operations                           0.61           1.16           1.28           0.87           1.09
                                                         --------       --------       --------       --------       --------

Less distributions declared to shareholders
  From net investment income                                (0.61)         (0.97)         (1.15)         (1.08)         (1.13)
                                                         --------       --------       --------       --------       --------
  Total distributions declared to shareholders              (0.61)         (0.97)         (1.15)         (1.08)         (1.13)
                                                         --------       --------       --------       --------       --------
  Net asset value--end of period                            19.55          19.55          19.36          19.23          19.44
                                                         ========       ========       ========       ========       ========

Total return(3)                                              3.14%(4)       6.14%(4)       6.94%(4)       4.61%(4)       5.75%(4)
Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)              $146,620       $133,939       $183,858       $301,965       $260,004
  Expenses(2), *                                             0.36%          0.36%         36.00%          0.35%          0.35%
  Net investment income*                                     2.99%          4.89%          6.07%          5.60%          5.81%
  Portfolio turnover(4)                                       160%(2)        174%(2)         70%(2)         86%(2)        113%(2)

*The adviser voluntarily waived its investment advisory fee and reimbursed the fund for a portion of its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                             $0.56(1)       $0.94(1)       $1.15(1)         N/A            N/A
Ratios (to average daily net assets)
  Expenses                                                   0.46%          0.41%          0.38%           N/A            N/A
  Net investment income                                      2.89%          4.84%          6.05%           N/A            N/A

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1,2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1) Computed on average shares outstanding.
(2) Includes the fund's share of Standish Short-Term Asset Reserve Portfolio's allocated expenses for the periods since January 2, 1998.
(3) Total return would have been lower in the absence of expense waivers.
(4) The portfolio turnover rate listed is for Standish Short-Term Asset Reserve Portfolio. Because the fund does not make investments directly in securities, the fund does not have any portfolio turnover activity.

Standish Group of Fixed Income Funds

This page intentionally left blank.

                                            Standish Group of Fixed Income Funds

For More Information

Standish Mellon Asset Management Company LLC is an investment counseling firm that manages assets for institutional investors and high net worth individuals as well as mutual funds. Standish Mellon offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

For investors who want more information about the Standish International Fixed Income Fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to Institutional Class shareholders. The fund's annual report contains discussion of the market conditions and investment strategies that significantly affected the performance of the fund's Institutional Class during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the fund by contacting the fund at:

Standish Funds
P.O. Box 51407
Boston, MA 02205-1407

Telephone: 1.800.221.4795

Email:
funds@standishmellon.com

Internet:
http://www.standishmellon.com

Investors can review the fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o     Free from the Commission's Internet website at http://www.sec.gov

[LOGO] STANDISH FUNDS(R)
One Boston Place
Boston, MA 02108-4408
800.221.4795
www.standishmellon.com

                                                          Investment Company Act
                                                          file number (811-4813)

Standish Group of Fixed Income Funds

May 1, 2003

                      STANDISH GROUP OF FIXED INCOME FUNDS
                      ------------------------------------
                           STANDISH FIXED INCOME FUND
                       STANDISH INVESTMENT GRADE BOND FUND
                          STANDISH HIGH YIELD BOND FUND
                     STANDISH SHORT-TERM ASSET RESERVE FUND
                      STANDISH SHORT-TERM FIXED INCOME FUND

                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

      This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated May 1, 2003, as amended and/or supplemented from time to time, of Standish Fixed Income Fund (Fixed Income Fund), Standish Investment Grade Bond Fund (Investment Grade Bond Fund), Standish High Yield Bond Fund (High Yield Bond Fund), Standish Short-Term Asset Reserve Fund (Short-Term Asset Reserve Fund) and Standish Short-Term Fixed Income Fund (Short-Term Fixed Income Fund), each a separate investment series of Standish, Ayer & Wood Investment Trust (the Trust).

      The SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements which are included in the 2002 annual reports to shareholders are incorporated by reference into this SAI.

                          -----------------------------
                                    CONTENTS

INVESTMENT OBJECTIVES AND POLICIES...........................................2
INVESTMENT RESTRICTIONS.....................................................32
CALCULATION OF PERFORMANCE DATA.............................................40
MANAGEMENT..................................................................48
PURCHASE AND REDEMPTION OF SHARES...........................................60
PORTFOLIO TRANSACTIONS......................................................61
DETERMINATION OF NET ASSET VALUE............................................62
THE FUNDS AND THEIR SHARES..................................................63
THE PORTFOLIOS AND THEIR INVESTORS..........................................64
TAXATION....................................................................65
ADDITIONAL INFORMATION......................................................70
EXPERTS AND FINANCIAL STATEMENTS............................................70
APPENDIX....................................................................71

                       INVESTMENT OBJECTIVES AND POLICIES

      The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of the funds' investment policies in the prospectus.

      Master/Feeder Structure. Fixed Income Fund invests all of its investible assets in Standish Fixed Income Portfolio ("Fixed Income Portfolio"). High Yield Bond Fund invests all of its investible assets in Standish High Yield Bond Portfolio ("High Yield Bond Portfolio"). Short-Term Asset Reserve Fund invests all of its investible assets in Standish Short-Term Asset Reserve Portfolio ("Short-Term Asset Reserve Portfolio"). These three funds are sometimes referred to in this SAI as the feeder funds. Each Portfolio is a series of Standish, Ayer and Wood Master Portfolio ("Portfolio Trust"), an open-end management investment company, and has the same investment objective and restrictions as its corresponding fund. Because the feeder funds invest all of their investable assets in their corresponding Portfolios, the description of each fund's investment policies, techniques, specific investments and related risks that follow also apply to the corresponding Portfolio.

      In addition to these feeder funds, other feeder funds may invest in these Portfolios, and information about the other feeder funds is available from Standish Mellon Asset Management Company LLC. ("Standish Mellon"). The other feeder funds invest in the Portfolios on the same terms as the funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the funds, which may produce different investment results.

      There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the fund to incur expenses it would not otherwise be required to pay.

      If a fund is requested to vote on a matter affecting the Portfolio in which it invests, the fund will call a meeting of its shareholders to vote on the matter. The fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the fund's shareholders voted on the matter. The fund will vote those shares held by its shareholders who did not vote in the same proportion as those fund shareholders who did vote on the matter. A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

      Adviser. Standish Mellon is the investment adviser to the non-feeder funds and the Portfolios. Standish Mellon is sometimes referred to in this SAI as the "adviser."

      Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

      Credit Quality. Investment grade securities are those that are rated at Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poors"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch).

      Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

      Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's, Duff or Fitch, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent a fund invests in medium grade or below investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

      If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category for all of the Funds except for the Investment Grade Bond Fund. In the case of the Investment Grade Bond Fund, the Adviser uses the lowest rating. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a fund is downgraded below the minimum rating required for the particular fund, the adviser will determine whether to retain that security in the fund's portfolio.

      Maturity and Duration. Each fund generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years (10 years for Short-Term Fixed Income Fund and 14 years for Investment Grade Bond Fund) or less. However, each fund may purchase individual securities with effective maturities that are outside of these ranges. The effective maturity of an individual portfolio security in which a fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

      Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

      Securities. The funds invest primarily in all types of fixed income securities. In addition, each fund may purchase shares of other investment companies and real estate investment trusts ("REITs"). Each fund may also enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to each fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

Fixed Income Fund

      Additional Investment Information. Under normal market conditions, substantially all, and at least 80%, of the Portfolio's net assets are invested in fixed income securities. The Portfolio may invest up to 20% of its total assets in fixed income securities of foreign companies and foreign governments and their political subdivisions, including securities of issuers located in emerging markets. No more than 10% of the Portfolio's total assets will be invested in foreign securities not subject to currency hedging transactions back into U.S. dollars. The Portfolio may also engage in short sales.

      Credit Quality. The Portfolio invests primarily in investment grade fixed income securities. The Portfolio may, however, invest up to 15% of its total assets in securities rated Ba or below by Moody's or BB or below by Standard & Poor's, Duff or Fitch, or, if unrated, determined by Standish Mellon to be of comparable credit quality. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be in the range of A to Aa according to Moody's or A to AA according to Standard & Poor's, Duff or Fitch.

      Maturity. Under normal market conditions, the Portfolio's average dollar-weighted effective portfolio maturity will vary from five to thirteen years.

Investment Grade Bond Fund

      Additional Investment Information. On April 30, 2002, the fund changed its name from Standish High Grade Bond Fund to Standish Investment Grade Bond Fund. Under normal market conditions, substantially all, and at least 80%, of the fund's net assets are invested in investment grade fixed income securities. The fund may invest in Yankee bonds and other U.S. dollar denominated securities of foreign issuers.

      Credit Quality. The fund invests exclusively in investment grade fixed income securities. The fund may, however, invest no more than 35% of its total assets in securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the fund's portfolio is expected to be in the range of Aa or better according to Moody's or AA or better according to Standard & Poor's, Duff or Fitch.

      Maturity. Under normal market conditions, the fund's average dollar-weighted effective portfolio maturity will vary from five to fourteen years.

High Yield Bond Fund

      Additional Investment Information. On April 30, 2002, the fund changed its name from Standish World High Yield Fund to Standish High Yield Bond Fund and the Portfolio changed its name from Standish World High Yield Portfolio to Standish High Yield Bond Portfolio. The trustees approved these name changes to better reflect the manner in which Standish Mellon manages the fund and the Portfolio. Under normal market conditions, the Portfolio invests at least 80% of its net assets in below investment grade fixed income securities. The Portfolio may also invest up to 10% of its total assets in common stock and up to 5% of its total assets in participations in loans, including loans of emerging market issuers, and engage in short sales.

      Country Selection. Although there is no limit on the number of countries in which issuers of the Portfolio's investments are located, the Portfolio intends to invest in no fewer than three different countries, including the United States. The Portfolio limits its investments in securities of issuers located in any one developed country (excluding the U.S.) to 15% of its total assets and limits its investments in securities of issuers located in any one emerging market country to 5% of its total assets.

      Under normal market conditions, at least 80% of the Portfolio's total assets, adjusted to reflect the Portfolio's net currency exposure after giving effect to currency transactions and positions, are denominated in or hedged (including cross-hedged) to the U.S. dollar. It is expected that the Portfolio will employ currency management techniques to seek to manage its foreign currency exposure within this limit. These techniques include, but are not limited to, options, futures, options on futures, forward foreign currency exchange contracts and currency swaps.

      Credit Quality. The Portfolio's portfolio average dollar-weighted credit quality is expected to be in the range of Ba to B according to Moody's or BB to B according to Standard & Poor's, Duff or Fitch, but in no event will be lower than B according to Moody's or B according to Standard & Poor's, Duff or Fitch. At least 80% of the Portfolio's net assets are invested in securities rated, at the time of investment, below investment grade. Although the Portfolio does not generally invest in securities that are in default, it may from time to time so invest up to 10% of its total assets, including in defaulted bank loans. Below investment grade securities, commonly referred to as "junk bonds," are considered speculative by the rating agencies and generally carry a higher degree of risk (greater price volatility and greater risk of loss of principal and interest) than higher rated securities.

Short-Term Asset Reserve Fund

      Additional Investment Information. The Portfolio invests in a broad range of investment grade money market instruments and short-term fixed income securities. The Portfolio may also invest in tax-exempt securities and prime commercial paper of U.S. and foreign companies, and may enter into reverse repurchase agreements. The Portfolio limits its investments in preferred stock to 10% of its total assets.

      Credit Quality. The Portfolio invests primarily in high grade securities, cash and cash equivalents. The Portfolio may also invest up to 15% of its total assets in medium grade obligations rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be at least in the range of A to Aa according to Moody's or A to AA according to Standard & Poor's, Duff or Fitch.

      Maturity. All securities held by the Portfolio will have an effective or remaining maturity of 3.25 years or less from the date of settlement, except that up to 10% of the Portfolio's total assets may be represented by securities with effective maturities or redemption dates, put dates or coupon dates of between 3.25 and five years. The maturity limitation does not apply to U.S. Treasury notes or bonds with maturities of longer than 3.25 years, which may be purchased by the Portfolio in conjunction with the sale of note or bond futures contracts or with certain equivalent options positions which are designed to hedge the notes or bonds in such a way as to create a synthetic short-term instrument. The Portfolio's average dollar-weighted effective portfolio maturity will not exceed 18 months.

Short-Term Fixed Income Fund

      Additional Investment Information. On April 30, 2002, the fund changed its name from Standish Controlled Maturity Fund to Standish Short-Term Fixed Income Fund. Under normal market conditions, substantially all and at least 80% of the fund's net assets are invested in fixed income securities.

      Credit Quality. The fund invests exclusively in investment grade fixed income securities. The average dollar-weighted credit quality of the fund's portfolio is expected to be in the range of A to Aa according to Moody's or A to AA according to Standard & Poor's, Duff or Fitch.

      Maturity. Under normal market conditions, the fund's average dollar-weighted effective portfolio maturity will not exceed three years. The fund generally invests in securities with final maturities, average lives or interest rate frequencies of 10 years or less.

Description of Securities and Related Risks

General Risks of Investing

      The prospectus discusses the principal risk of investing in each fund. The following discussion provides additional information on the risks associated with an investment in a fund. Each fund invests primarily in fixed income securities and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. Fixed Income Portfolio and High Yield Bond Portfolio are also subject to risks associated with direct investments in foreign securities as described under the "Specific Risks" section.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Specific Risks

      The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

      Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPs").

      Foreign Securities. High Yield Bond Portfolio may invest a significant portion of its assets and Fixed Income Portfolio, Investment Grade Bond Fund, Short-Term Fixed Income Fund and Short-Term Asset Reserve Portfolio may each invest to a limited degree, in securities of foreign governments and companies. The Investment Grade Bond Fund and Short-Term Fixed Income Fund are limited to U.S. dollar denominated securities of foreign issuers. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

      Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.

Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

      Investing in Emerging Markets. Although Fixed Income Portfolio and High Yield Bond Portfolio invest primarily in securities of established issuers based in developed foreign countries, each may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. Fixed Income Portfolio may invest up to 10% of its total assets in issuers located in emerging markets generally, with a limit of 3% of total assets invested in issuers located in any one emerging market. High Yield Bond Fund may invest up to 25% of its total assets in issuers located in emerging markets generally, with a limit of 5% of total assets invested in issuers located in any one emerging market. These limitations do not apply to investments denominated or quoted in the euro.

      These funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital;
(ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the emerging market countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. A fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the funds, the adviser and its affiliates and their respective clients and other service providers. The funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on each fund's performance and may adversely affect the liquidity of each funds investment to the extent that it invest certain emerging market countries.

      Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

      In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, a fund may invest only through investment funds in such emerging market countries.

      The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

      Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

      Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

      Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

      Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

      Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

      Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

      The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

      There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse affect on market prices of securities and payment of dividends.

      Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund's assets quoted in those currencies. However, under normal market conditions, at least 80% of High Yield Bond Portfolio's total assets, adjusted to reflect the Portfolio's net currency exposure after giving effect to currency transactions and positions, are denominated in or hedged (including cross-hedged) to the U.S. dollar. No more than 10% of Fixed Income Portfolio's total assets will be invested in foreign securities not subject to hedging transactions back into U.S. dollars. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a fund's securities are denominated may have a detrimental impact on the Portfolio's net asset value except to the extent such foreign currency exposure is subject to hedging transactions. Fixed Income Portfolio and High Yield Bond Portfolio utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and currency options. Each fund's use of currency transactions may expose it to risks independent of its securities positions. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a discussion of the risks associated with such strategies.

      Below Investment Grade Fixed Income Securities. Fixed Income Portfolio and High Yield Bond Portfolio may invest up to 15% and 100%, respectively, of their total assets in below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities or "junk bonds," may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

      The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

      The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Portfolios' fundamental analysis, may depress the prices for such securities.

      Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the Portfolios invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

      The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

      The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Portfolios' ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value. A less liquid secondary market also may make it more difficult for either Portfolio to obtain precise valuations of the high yield securities in its portfolio.

      Proposed federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

      Below investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace such security with a lower yielding security, resulting in a decreased return for investors. In addition, if High Yield Bond Portfolio experiences unexpected net redemptions of its shares, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of High Yield Bond Portfolio's portfolio and increasing the exposure of High Yield Bond Portfolio to the risks of high yield securities. High Yield Bond Portfolio and Fixed Income Portfolio may also incur additional expenses to the extent that either is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

      Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The adviser continually monitors the investments in each Portfolio's portfolio and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

      For the fiscal year ended December 31, 2002, Fixed Income Portfolio's and High Yield Bond Portfolio's investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:

Fixed Income Portfolio

             Investments                               Percentage
             -----------                               ----------
             U.S. Governmental securities                  25.62%
             U.S. Government Agency securities             38.19%
             Corporate Bonds:
                 Aaa or AAA                                14.46%
                 Aa or AA                                   3.73%
                 A                                          5.07%
                 Baa or BBB                                10.02%
                 Ba or BB                                   2.88%
                 B                                           .03%
                 Below B                                       0%
                                                           ------
                                                           100.0%
                                                           ======

High Yield Bond Portfolio

             Investments                                Percentage
             -----------                                ----------
             U.S. Governmental securities                    4.60%
             U.S. Government Agency securities                  0%
             Corporate Bonds:
             Aaa or AAA                                      9.89%
             Aa or AA                                           0%
             A                                               1.89%
             Baa or BBB                                     14.65%
             Ba or BB                                       33.61%
             B                                              34.85%
             Below B                                            0%
                                                            ------
                                                            100.0%
                                                            ======

      Sovereign Debt Obligations. Fixed Income Portfolio and High Yield Bond Portfolio may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Brady Bonds. Fixed Income Portfolio and High Yield Bond Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

      Obligations of Supranational Entities. Fixed Income and High Yield Bond Portfolios may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

      Eurodollar and Yankee Dollar Investments. Each fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Short-Term Asset Reserve Portfolio may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

      Mortgage-Backed Securities. Each fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a fund's exposure to rising interest rates and prevent a fund from taking advantage of such higher yields.

      GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury.

      Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The funds do not intend to purchase residual interests in REMICs.

      Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a fund may fail to recoup fully its initial investment in these securities. Although the markets for SMBS and CMOs are increasingly liquid, certain SMBS and CMOs may not be readily marketable and will be considered illiquid for purposes of each fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Short-Term Asset Reserve Portfolio does not invest in SMBS.

      Life of Mortgage-Related Obligations. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

      As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

      GNMA Certificates. The Government National Mortgage Association ("GNMA") was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA- insured, Federal Housing

Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

      GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

      Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

      GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

      The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

      Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

      FHLMC Participation Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market for conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation
Certificates and Collateralized Mortgage Obligations ("CMOs").

      Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

      Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

      FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

      A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

      A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

      The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. The adviser would purchase a Z bond for the fund if it expected interest rates to decline.

      FNMA Securities. FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

      FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

      Privately-Issued Mortgage Loan Pools. Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.

      Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

      Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

      In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

      The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors. Before rating an issue, a rating agency such as Standard & Poor's or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, term and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

      Asset-Backed Securities. Each fund may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

      Convertible Securities. Each fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Investment Grade Bond Fund's and Short-Term Asset Reserve Portfolio's investments in preferred stock are limited to no more than 5% and 10%, respectively, of its total assets. Convertible debt securities and preferred stock acquired by a fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

      Warrants. Warrants acquired by either High Yield Bond Portfolio or Investment Grade Bond Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. High Yield Bond Portfolio's or Investment Grade Bond Fund's investment in warrants will not entitle either fund to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

      Common Stocks. High Yield Bond Portfolio may invest up to 10% of its total assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

      Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. A fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series ("WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

      Real Estate Investment Trusts. Each fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

      Inverse Floating Rate Securities. Each fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

      Zero Coupon and Deferred Payment Securities. Each fund may invest in zero coupons and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Structured or Hybrid Notes. Each fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the funds' limitations on investments in illiquid securities. It is expected that not more than 5% of each fund's net assets, except for High Yield Bond Portfolio, will be at risk as a result of such investments.

      Tax-Exempt Securities. Each fund is managed without regard to potential tax consequences. If the adviser believes that tax-exempt securities will provide competitive returns, Fixed Income Portfolio, High Yield Bond Portfolio and Short-Term Asset Reserve Portfolio may invest up to 10% of their total assets in tax-exempt securities. Short-Term Fixed Income Fund may invest up to 5% of its net assets in tax-exempt securities. A fund's distributions of interest earned from these investments will be taxable.

Investment Techniques and Related Risks

      Strategic Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-equity securities, or to seek to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures (Fixed Income Portfolio and High Yield Bond Portfolio only) (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolios resulting from securities markets, or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes. Fixed Income Portfolio, Investment Grade Bond Fund, High Yield Bond Portfolio, Short-Term Asset Reserve Portfolio and Short-Term Fixed Income Fund will attempt to limit net loss exposure from Strategic Transaction entered into for non-hedging purposes to not more than 3%, 3%, 3%, 1% and 1% respectively, of net assets at any one time to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that short-term interest rates as indicated in the forward yield curve are too high, a fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the fund's net loss exposure.

      The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to allow the applicable fund to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company.

      Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency (Fixed Income Portfolio and High Yield Bond Portfolio only). The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

      General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

      A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poors or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

      If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

      The funds, except for Short-Term Asset Reserve Portfolio, may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt (Fixed Income Portfolio and High Yield Bond Portfolio only) corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies (Fixed Income Portfolio and High Yield Bond Portfolio only) and futures contracts. Short-Term Asset Reserve Portfolio may purchase and sell call options on securities, including U.S. Treasury and agency securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in OTC markets, and on securities indices and futures contracts. All calls sold by a fund must be covered (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

      A fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt (Fixed Income Portfolio and High Yield Bond Portfolio only), corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. Short-Term Asset Reserve Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

      Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

      General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

      The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

      The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations, including proposed amendments, provide that the funds may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that either (x) the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each fund's respective net asset value, after taking into account unrealized profits and losses on such positions or (y) the aggregate notional value of such positions does not exceed the liquidation value of the fund 's portfolio after taking into account realized profits and unrealized losses on any subcontracts entered into. The CFTC has provided assurances that mutual funds may rely on the proposed amendments to the regulations prior to their adoption. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

      Currency Transactions. Fixed Income Portfolio and High Yield Bond Portfolio may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Fixed Income Portfolio and High Yield Bond Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poors or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

      Fixed Income Portfolio and High Yield Bond Portfolio's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio or a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      Each of Fixed Income Portfolio and High Yield Bond Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to non-hedging transactions or proxy hedging as described below.

      Fixed Income Portfolio and High Yield Bond Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which Fixed Income Portfolio and High Yield Bond Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold a South Korean government bond and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The Portfolio would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

      To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, Fixed Income Portfolio and High Yield Bond Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to Fixed Income Portfolio and High Yield Bond Portfolio the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that Fixed Income Portfolio and High Yield Bond Portfolio is engaging in proxy hedging. If Fixed Income Portfolio or High Yield Bond Portfolio enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

      Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to Fixed Income Portfolio and High Yield Bond Portfolio if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts (Fixed Income Portfolio and High Yield Bond Portfolio only) and multiple interest rate transactions, structured notes and any combination of futures, options, currency (Fixed Income Portfolio and High Yield Bond Portfolio only) and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

      Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the funds may enter are interest rate, currency (Fixed Income Portfolio and High Yield Bond Portfolio only) and index swaps and the purchase or sale of related caps, floors and collars. The funds may also purchase and sell (write) call and put options on swaps, which are also known as swaptions. The funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a fund's portfolio, protecting against currency fluctuations (the Fixed Income Portfolio and High Yield Bond Portfolio only), as a duration management technique or protecting against an increase in the price of securities a fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. Fixed Income Portfolio, Investment Grade Bond Fund, High Yield Bond Portfolio, Short-Term Asset Reserve Portfolio and Short-Term Fixed Income Fund will attempt to limit net loss exposure from Strategic Transactions entered into for non-hedging purposes to not more than 3%, 3%, 3%, 1% and 1%, respectively, of net assets.

      A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

      Each fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of a fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Portfolio Trust and the Trust have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

      Risks of Strategic Transactions Outside the United States. Fixed Income Portfolio and High Yield Bond Portfolio may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in Fixed Income Portfolio and High Yield Bond Portfolio ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

      Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each fund will cover Strategic Transactions as required by interpretive positions of the SEC. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      "When-Issued," "Delayed Delivery" and "Forward Commitment" Securities. Each fund places no limit on investments in when-issued and delayed delivery securities. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a fund enters into the commitment, but interest will not accrue to the fund until delivery of and payment for the securities. Although a fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, each fund may sell the securities before the settlement date if deemed advisable by the adviser.

      Unless a fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the fund will segregate, on its records or with its custodian, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's commitment.

      Securities purchased on a "when-issued," "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by a fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued," "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

      Repurchase Agreements. Fixed Income Portfolio, Investment Grade Bond Fund, Short-Term Asset Reserve Portfolio and Short-Term Fixed Income Fund may invest up to 5%, 25%, 25% and 25%, respectively, of net assets in repurchase agreements. High Yield Bond Portfolio places no limit on investments in repurchase agreements.

      A repurchase agreement is an agreement under which a fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the fund and is unrelated to the interest rate on the instruments. The instruments acquired by a fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the fund's custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust or the Portfolio Trust, as the case may be.

      The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a fund at a time when their market value has declined, the fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a fund are collateral for a loan by the fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

      Reverse Repurchase Agreements. Short-Term Asset Reserve Portfolio may enter into reverse repurchase agreements with respect to 15% of its total assets. In a reverse repurchase agreement the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account containing cash or liquid assets having a value not less than the repurchase price (including accrued interest) that is marked to market daily. Reverse repurchase agreements involve the risks that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to resell the securities. The staff of the Securities and Exchange Commission ("SEC") considers reverse repurchase agreements to be borrowings by the Portfolio under the1940 Act. The Portfolio intends to enter into reverse repurchase agreements to provide cash to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

      Forward Roll Transactions. To seek to enhance current income, each fund may invest in forward roll transactions involving mortgage-backed securities. Each fund places no limit on investments in forward roll transactions. In a forward roll transaction, a fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that a fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

      Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a fund, the net asset value of the fund would fall faster than would otherwise be the case.

      Short Sales. Fixed Income Portfolio, Investment Grade Bond Fund and High Yield Bond Portfolio may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must segregate cash or liquid assets on its records or in a segregated account with the fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of net assets for Fixed Income Portfolio and Investment Grade Bond Fund and 10% of the value of total assets for High Yield Bond Portfolio.

      Loans of Portfolio Securities. Subject to its investment restrictions, each fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

      At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

      Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities, except Short-Term Asset Reserve Portfolio, which is limited to 10% of its net assets. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

      The Boards of Trustees have adopted guidelines and delegated to the advisers the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

      Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign (except Short-Term Fixed Income
Fund) Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

      U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

      High Yield Bond Portfolio may invest in commercial paper rated P-1 or P-2 by Moody's, A-1 or A-2 by Standard & Poors, Duff-1 or Duff-2 by Duff, or in commercial paper that is unrated. Short-Term Asset Reserve Portfolio may also invest in commercial paper rated A-2 by Moody's or P-2 or Duff-2 by Standard & Poor's, Duff or Fitch. Investments in commercial paper by Fixed Income Portfolio and Investment Grade Bond Fund will be rated P-1 by Moody's or A-1 by Standard & Poors or Duff-1 by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

      Temporary Defensive Investments. Each fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.

      Portfolio Turnover. It is not the policy of any of the funds to purchase or sell securities for trading purposes. However, each fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. A fund may therefore generally change its portfolio investments at any time in accordance with the adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to a fund's shareholders as ordinary income.

      Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The Funds' policies concerning diversification (except for Short-Term Fixed Income Fund) and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

      The funds and the Portfolios have adopted the following fundamental policies. Each fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of a majority of the outstanding voting securities" of the fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund or the Portfolio.

Standish Fixed Income Fund and Portfolio

      As a matter of fundamental policy, Fixed Income Portfolio (Fixed Income
Fund) may not:

1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio (fund) may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Lend portfolio securities except that the Portfolio (i) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the fund may enter into repurchase agreements with respect to 5% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

6.    Purchase real estate or real estate mortgage loans, although the Portfolio
      (fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Portfolio (fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

      The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

      c.    Invest more than 15% of its net assets in illiquid securities.

      d. Invest more than 5% of its net assets in repurchase agreements (this restriction is fundamental with respect to the fund, but not the Portfolio).

      e. Purchase additional securities if the Portfolio's bank borrowings exceed 5% of its net assets. (This policy is fundamental with respect to the fund but not the Portfolio.)

      Notwithstanding any fundamental or non-fundamental policy, the fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open end management investment company with substantially the same investment objective as the fund.

Investment Grade Bond Fund

            As a matter of fundamental policy, the fund may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities

2. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, except that the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

            The following restrictions are not fundamental policies and may be changed by the trustees of the Trust without investor approval in accordance with applicable laws, regulations or regulatory policy. The fund may not:

            a. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

            b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

            c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

            d. Invest more than 15% of its net assets in securities which are illiquid.

            e. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

High Yield Bond Fund and Portfolio

            As a matter of fundamental policy, High Yield Bond Portfolio (High Yield Bond Fund) may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
      (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

5.    Purchase or sell commodities or commodity contracts, except the Portfolio
      (fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

6. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities.

            The following restrictions are not fundamental policies and may be changed by the trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio (fund) may not:

            a.    Purchase securities on margin (except that the Portfolio
                  (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

            b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

            c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

            d. Invest more than 15% of its net assets in securities which are illiquid.

            e. Purchase additional securities if the Portfolio's (fund's) borrowings exceed 5% of its net assets.

            Notwithstanding any fundamental or non-fundamental policy, the fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open end investment company with substantially the same investment objective as the fund.

Short-Term Asset Reserve Fund and Portfolio

      As a matter of fundamental policy, Short-Term Asset Reserve Portfolio (Short-Term Asset Reserve Fund) may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Portfolio (fund) may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Portfolio's (fund's) investment policies, shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

5.    Purchase or sell commodities or commodity contracts, except the Portfolio
      (fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

6. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, banker's acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

      The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(fund) may not:

      a. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

      b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      d. Invest more than 15% of its net assets in securities which are illiquid.

      e. Purchase additional securities if the Portfolio's (fund's) borrowings exceed 5% of its net assets. Notwithstanding any fundamental or non-fundamental policy, the fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end investment company with substantially the same investment objective as the fund.

      For the purposes of fundamental restriction 8, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Fundamental restriction 8 does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. For purposes of fundamental restriction 8, the industry classification of an asset-backed security is determined by its underlying assets. For example, certificates for automobile receivables and certificates for amortizing revolving debts constitute two different industries.

Short-Term Fixed Income Fund

      As a matter of fundamental policy, Short-Term Fixed Income Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities, except as permitted by paragraphs 3, 7 and 8 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

      The following restrictions are not fundamental policies and may be changed by the trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The fund may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

      d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

      If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's or a fund's assets will not constitute a violation of the restriction.

                         CALCULATION OF PERFORMANCE DATA

      Each fund may, from time to time, advertise certain total return and yield information. A fund's average annual total return, including average annual total return after taking into account taxes paid on distributions from the fund and taxes paid upon the complete liquidation of the investment in the fund, is calculated by finding the average annual compound rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations if shorter) that would equate the initial amount invested to the ending value according to the following formulas:

      Average annual return: T = (ERV/P)^(1/N) - 1

      Average annual return after taxes on distributions: T1 = (ATVD/P)^(1/N) -
      1

      Average annual return after taxes on distributions and redemptions: T2 = (ATVDr/P)^(1/N) - 1

      Where:

      P = a hypothetical initial payment of $1,000.

      T = average annual total return.

      T1 = average annual total return (after taxes on distributions).

      T2 = average annual total return (after taxes on distributions and redemptions).

      n = number of years

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

      ATVD = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      ATVDr = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

      For average annual total return calculations which reflect the payment of taxes, the highest individual marginal federal income tax rates in effect on the date of reinvestment of the dividend is applied to each component of the distribution (e.g., ordinary income, short-term capital gain or long-term capital gain). No taxes are due on the portions of the distributions which are classified as exempt interest or which are non-taxable, such as returns of capital. When calculating taxes on redemptions, a complete redemption at the end of the 1-, 5- or 10-year periods is assumed and net redemption proceeds are determined by subtracting capital gains taxes resulting from the redemption and adding the benefits, if any, from capital losses resulting from the redemption. The highest federal individual capital gains rate for each type of gain (e.g., short-term or long-term) in effect on the date of the redemption is used to determine the net taxes due on the redemption. The applicable tax rates used for determining taxes on distributions and redemptions may vary over the measurement periods. State and local taxes are not considered in these calculations. In addition, the after-tax calculations disregard the effect of phase outs of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum tax. Actual after-tax performance will differ depending on your individual circumstances.

      The yield of the tax exempt funds is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

         Yield = 2[(A - B + 1)6 - 1]
                    -----
                     CD

      Where: A = dividends and interest earned during the period; B = net expenses accrued for the period; C = average daily number of shares outstanding during the period that were entitled to receive dividends; D = the maximum offering price (net asset value) per share on the last day of the period.

      The funds' average annual total return for the one-year, five-year, ten year and since inception periods ended December 31, 2002, and the average annualized yield for the 30-day period ended December 31, 2002 were as follows:

                                          Average Annual Total Return*
                                          ---------------------------
                                                                 Since
                  Fund             1-Year   5-Year   10-Year   Inception   Yield
                  ----             ------   ------   -------   ---------   -----
Fixed Income Fund                   8.89     6.09      7.22      8.13      3.54
     Return before taxes
     Return after taxes on          7.01     3.25      4.23
     distributions
     Return after taxes on          5.41     3.42      4.28
distributions and redemptions
Investment Grade Bond Fund(1)       8.44      N/A       N/A     10.34      3.31
     Return before taxes
     Return after taxes on          6.01      N/A       N/A      6.91
     distributions
     Return after taxes on          5.25      N/A       N/A      6.62
distributions and redemptions
High Yield Bond Fund(2)             4.70     2.42       N/A      3.27      8.52
     Return before taxes
     Return after taxes on          1.42    (1.30)      N/A     (0.33)
     distributions
     Return after taxes on          2.83     0.08       N/A      0.82
distributions and redemptions
Short-Term Fixed Income Fund(3)     6.31     6.22       N/A      6.29      2.83
     Return before taxes

     Return after taxes on          4.27     3.79                3.80
     distributions
     Return after taxes on          3.93     3.77                3.79
distributions and redemptions
Short-Term Asset Reserve Fund       3.14     5.31      5.32      6.09      1.75
     Return before taxes
     Return after taxes on          1.93     3.21      3.10
     distributions
     Return after taxes on          1.93     3.20      3.13
distributions and redemptions
*The adviser voluntarily capped each fund's expenses for various periods since inception. Had the adviser not taken these actions, each fund's performance would be lower.

(1)   Investment Grade Bond Fund commenced operations on June 30, 2000.

(2)   High Yield Bond Fund commenced operations on June 2, 1997.

(3)   Short-Term Fixed Income Fund commenced operations on July 3, 1995.

      These performance quotations should not be considered as representative of any fund's performance for any specified period in the future.

      In addition to average annual return and yield, each fund may quote quarterly and annual total return on a net (with management fees and other operating expenses deducted) and gross basis. The funds' net and gross total return (before taxes) is as follows:

Fixed Income Fund

             Quarter/Year        Net          Gross
            ----------------------------------------
             1988                8.53%         9.09%
             1Q89                1.23          1.37
             2Q89                7.57          7.70
             3Q89                1.13          1.26
             4Q89                3.30          3.42
             1989               13.76         14.33
             1Q90               (0.50)        (0.38)
             2Q90                3.69          3.84
             3Q90                0.89          1.00
             4Q90                4.95          5.06
             1990                9.23          9.77
             1Q91                3.16          3.28
             2Q91                1.71          1.84
             3Q91                6.19          6.29
             4Q91                5.58          5.68
             1991               17.65         18.15
             1Q92               (0.95)        (0.84)
             2Q92                4.95          5.40
             3Q92                3.43          3.53
             4Q92               (0.58)        (0.47)
             1992                6.88          7.33
             1Q93                5.88          5.98
             2Q93                3.42          3.52
             3Q93                3.42          3.52
             4Q93                1.23          1.33
             1993               14.64         15.08

             Quarter/Year        Net          Gross
            ----------------------------------------
             1Q94               (3.99)        (3.90)
             2Q94               (1.88)        (1.78)
             3Q94                0.67          0.77
             4Q94                0.32          0.42
             1994               (4.86)        (4.48)
             1Q95                4.39          4.48
             2Q95                5.91          6.01
             3Q95                2.46          2.56
             4Q95                4.64          4.73
             1995               18.54         18.90
             1Q96               (1.58)        (1.49)
             2Q96                0.84          0.93
             3Q96                2.58          2.67
             4Q96                3.60          3.70
             1996                5.48          5.86
             1Q97               (0.16)        (0.07)
             2Q97                3.76          3.85
             3Q97                3.44          3.53
             4Q97                2.23          2.33
             1997                9.54          9.95
             1Q98                1.68          1.78
             2Q98                2.10          2.19
             3Q98                1.54          1.63
             4Q98               (0.15)        (0.06)
             1998                5.25          5.63
             1Q99                0.30          0.39
             2Q99               (0.58)        (0.49)
             3Q99               (0.21)        (0.12)
             4Q99               (0.22)        (0.13)
             1999               (0.70)        (0.35)
             1Q00                1.73          1.82
             2Q00                1.73          1.83
             3Q00                2.91          3.57
             2000               10.21         10.61
             1Q01                3.12          3.22
             2Q01                0.30          0.40
             3Q01                3.01          3.11
             4Q01                0.57          0.67
             2001                7.16          7.56
             1Q02                0.06          0.15
             2Q02                3.26          3.36
             3Q02                3.99          4.09
             4Q02                1.34          1.44
             2002                8.89          9.30

Investment Grade Bond Fund

             Quarter/Year         Net       Gross
            --------------------------------------
             3Q00                3.21        3.21
             4Q00                3.98        3.98
             2000                8.87        8.87
             1Q01                3.01        3.01
             2Q01                0.83        0.83
             3Q01                4.63        4.73
             4Q01                0.50        0.60
             2001                9.21        9.43
             1Q02               (0.39)      (0.29)
             2Q02                3.30        3.40
             3Q02                4.18        4.28
             4Q02                1.17        1.27
             2002                8.44        8.88

High Yield Bond Fund

             Quarter/Year        Net        Gross
            --------------------------------------
             3Q97                6.05%       6.05%
             4Q97                0.14        0.14
             1997                6.20        6.20
             1Q98                3.76        3.76
             2Q98               (0.38)      (0.38)
             3Q98               (6.60)      (6.60)
             4Q98                4.48        4.48
             1998                0.86        0.86
             1Q99                1.27        1.27
             2Q99                1.07        1.07
             3Q99               (2.60)      (2.60)
             4Q99                2.52        2.52
             1999                2.20        2.20
             1Q00                1.54        1.54
             2Q00               (0.74)      (0.63)
             3Q00                1.66        1.78
             4Q00                0.37        0.49
             2000                2.84        3.21
             1Q01                5.48        5.60
             2Q01               -3.75       -3.64
             3Q01               -5.90       -5.78
             4Q01                6.26        6.38
             2001                1.52        1.99
             1Q02                1.75        1.88
             2Q02               (2.93)      (2.81)
             3Q02               (0.09)       0.04
             4Q02                6.11        6.24
             2002                4.70        5.23

Short-Term Asset Reserve Fund

             Quarter/Year        Net        Gross
            --------------------------------------
             1Q89                1.58%       1.70%
             2Q89                3.52        3.64
             3Q89                1.71        1.82
             4Q89                2.38        2.51
             1989                9.50       10.01
             1Q90                1.34        1.45
             2Q90                2.56        2.69
             3Q90                2.17        2.27
             4Q90                2.62        2.73
             1990                8.97        9.45
             1Q91                2.10        2.20
             2Q91                1.97        2.07
             3Q91                2.62        2.71
             4Q91                2.39        2.47
             1991                9.41        9.79
             1Q92                0.84        0.91
             2Q92                2.08        2.17
             3Q92                1.18        1.28
             4Q92                0.17        0.27
             1992                4.33        4.70
             1Q93                1.90        1.98
             2Q93                1.10        1.19
             3Q93                1.20        1.28
             4Q93                0.78        0.86
             1993                5.08        5.41
             1Q94                0.06        0.14
             2Q94                0.06        0.14
             3Q94                1.31        1.39
             4Q94                0.83        0.91
             1994                2.27        2.60
             1Q95                2.08        2.16
             2Q95                2.14        2.22
             3Q95                1.55        1.62
             4Q95                1.89        1.97
             1995                7.85        8.20
             1Q96                1.08        1.17
             2Q96                1.31        1.40
             3Q96                1.51        1.60
             4Q96                1.60        1.69
             1996                5.62        5.99
             1Q97                0.98        1.07
             2Q97                1.80        1.89
             3Q97                1.69        1.78
             4Q97                1.33        1.45
             1997                5.94        6.34
             1Q98                1.53        1.62
             2Q98                1.39        1.49

             Quarter/Year        Net          Gross
            ----------------------------------------
             3Q98                1.81        1.90
             4Q98                0.90        0.98
             1998                5.75        6.12
             1Q99                1.32        1.41
             2Q99                0.95        1.04
             3Q99                1.03        1.12
             4Q99                1.24        1.33
             1999                4.61        4.99
             1Q00                1.59        1.68
             2Q00                1.68        1.77
             3Q00                1.85        1.94
             4Q00                1.63        1.72
             2000                6.94        7.31
             1Q01                2.43        2.54
             2Q01                0.27        0.36
             3Q01                2.45        2.53
             4Q01                0.87        0.97
             2001                6.14        6.54
             1Q02               (0.07)       0.02
             2Q02                1.29        1.38
             3Q02                1.25        1.34
             4Q02                0.65        0.74
             2002                3.14        3.52

Short-Term Fixed Income Fund

             Quarter/Year       Net         Gross
            --------------------------------------
             3Q95               1.55%        1.64%
             4Q95               2.61         2.70
             1995               4.20         4.38
             1Q96               0.25         0.35
             2Q96               1.05         1.14
             3Q96               1.71         1.80
             4Q96               2.03         2.12
             1996               5.13         5.51
             1Q97               0.65         0.74
             2Q97               2.22         2.31
             3Q97               2.10         2.20
             4Q97               1.53         1.61
             1997               6.66         7.03
             1Q98               1.41         1.49
             2Q98               1.66         1.73
             3Q98               2.30         2.38
             4Q98               0.13         0.20
             1998               5.58         5.90
             1Q99               1.26         1.34
             2Q99               0.66         0.73

             Quarter/Year        Net          Gross
            ----------------------------------------
             3Q99               0.86         0.95
             4Q99               0.79         0.87
             1999               3.67         4.00
             1Q00               1.39         1.48
             2Q00               1.19         1.26
             3Q00               2.60         2.68
             4Q00               2.53         2.61
             2000               7.93         8.26
             1Q01               3.07         3.15
             2Q01               1.05         1.13
             3Q01               2.98         3.09
             4Q01               0.37         0.45
             2001               7.66         8.01
             1Q02               0.25         0.33
             2Q02               2.44         2.52
             3Q02               2.37         2.44
             4Q02               1.12         1.19
             2002               6.31         6.63

      These performance quotations should not be considered as representative of a fund's performance for any specified period in the future. Each fund's performance may be compared in sales literature and advertisements to the performance of other mutual funds and separately managed discretionary accounts (including private investment companies) having similar objectives or to standardized indices or other measures of investment performance. In particular, Fixed Income Portfolio and Fixed Income Fund may compare their performance to the Lehman Government/Corporate Index, which is generally considered to be representative of the performance of all domestic, dollar denominated, fixed rate, investment grade bonds, and the Lehman Brothers Aggregate Bond Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. Securities in the Lehman Brothers Aggregate Bond Index have at least one year to final maturity regardless of call features, have at least $150 million par amount outstanding and be rated investment grade (Ba3 or better). Investment Grade Bond Fund may compare its performance to the Lehman Brothers Aggregate Bond Index. High Yield Bond Portfolio and High Yield Bond Fund may also compare their performance to the Lehman Brothers High Yield Index which covers the universe of fixed rate, below investment grade debt. All bonds included in the index must be U.S. dollar-denominated and non-convertible. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Yankee and global bonds (SEC registered) of issuers in countries with developed markets are included. Short-Term Asset Reserve Portfolio and Short-Term Asset Reserve Fund may compare their performance to iMoneyNet Money Market Average/All Taxable Index, which is generally considered to be representative of the performance of domestic, taxable money market funds. However, the average maturity of Short-Term Asset Reserve Portfolio is longer than that of a money market fund `s portfolio and, unlike a money market fund, the net asset value of Short-Term Asset Reserve Fund's shares may fluctuate. Short-Term Asset Reserve Portfolio may also compare its performance to the Merrill Lynch Treasury Note Index, which, for periods prior to January 1, 2001, may include the performance of the Merrill Lynch Treasury Bill Index which was discontinued by Merrill Lynch during 2001. Short-Term Fixed Income Fund may compare its performance to the Merrill Lynch 1-3 Year U.S. Treasury Index, the Merrill Lynch 1-5 Year U.S. Treasury Index and the Merrill Lynch Treasury Note Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

      The Board of Trustees has established the investment objective and policies which govern each fund's and each Portfolio's operation. The Board has appointed officers of the Trust and Portfolio Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. The trustees of the Portfolio Trust are identical to the trustees of the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish Mellon Asset Management Company LLC.

Name, Address                  Term of Office    Principal                       Number of         Other
and (Age)                      and Length of     Occupation(s)                   Portfolios in     Directorships
Position with                  Time Served*      During Past 5                   Fund Complex      Held by Trustees
the Trust or                                     Years                           Overseen by
Portfolio Trust                                                                  Trustee
----------------------------------------------------------------------------------------------------------------------
                                                 Disinterested Trustees
----------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (62)         Since 1986        Chairman of the Board and          29             Director, Port
Trustee c/o Decision                             Chief Executive Officer,                          Financial Corp;
Resources, Inc.                                  Decision Resources, Inc.;                         Cambridgeport Bank;
1100 Winter Street                               Trustee, Cornell University;                      and Charles Bridge
Waltham, MA 02451                                Director, CareGroup, Inc.                         Publishing

Benjamin M. Friedman (58)      Since 1986        William Joseph Maier,              29             Director,
Trustee c/o Harvard                              Professor of Political                            Private Export
University Cambridge,                            Economy, Harvard University                       Funding Corp.;
MA 02138                                                                                           Britanica.com;
                                                                                                   Harvard
                                                                                                   Magazine; and
                                                                                                   Harvard Hillel

John H. Hewitt (68),           Since 1986        Trustee, The Peabody               29
Trustee P.O. Box 233                             Foundation; Trustee,
New London, NH 03257                             Mertens House, Inc.

Caleb Loring III (59)          Since 1986        Trustee, Essex Street              29
Trustee c/o Essex                                Associates (family
Street Associates 400                            investment trust office);
Essex Street Beverly,                            Director, Holyoke Mutual
MA 01915                                         Insurance Company; Director,
                                                 Carter Family Corporation;
                                                 Board Member, Gordon-Conwell
                                                 Theological Seminary;
                                                 Chairman of the Advisory
                                                 Board, Salvation Army;
                                                 Chairman, Vision New England

-----------------------------------------------------------------------------------------------------------------------
                                                  Interested Trustees
-----------------------------------------------------------------------------------------------------------------------
**Richard S. Wood (48)         Since 1989        President, Director and Vice       29
President and Trustee                            Chairman of Standish Mellon
c/o Standish Mellon Asset                        Asset Management Company LLC
Management Company LLC,                          since July 2001; formerly
One Boston Place                                 President and Managing
Boston, MA 02108                                 Director, Standish, Ayer &
                                                 Wood, Inc.; Executive Vice
                                                 President and Director,
                                                 Standish International
                                                 Management Company, LLC
--------------------------------------------------------------------------------

               Interested Principal Officers who are not Trustees

--------------------------------------------------------------------------------
Beverly E. Banfield (46)       Since 2002        Director and Chief
Vice President and Secretary                     Compliance Officer since
c/o Standish Mellon Asset                        July 2001, Standish Mellon
Management Company LLC, One                      Asset Management Company
Boston Place Boston, MA                          LLC; formerly Director and
02108                                            Compliance Officer,
                                                 Standish, Ayer & Wood, Inc.


Steven M. Anderson (37)        Since 2002        Vice President Standish
Vice President and Treasurer                     Mellon Asset Management
c/o Standish Mellon Asset                        Company since January 2003;
Management Company LLC,                          formerly Assistant Vice
One Boston Place                                 President, Standish Mellon
Boston, MA  02108                                Asset Management Company LLC
                                                 since July 2001; formerly
                                                 Assistant Vice President and
                                                 Mutual Funds Controller,
                                                 Standish, Ayer & Wood, Inc.
                                                 since April 1998

Denise B. Kneeland (51)        Since 1996        Vice President,
Assistant Vice President                         Standish Mellon Asset
c/o Standish Mellon Asset                        Management Company LLC
Management Company LLC,                          since July 2001;
One Boston Place                                 formerly Vice
Boston, MA  02108                                President and Manager,
                                                 Mutual Funds
                                                 Operations, Standish,
                                                 Ayer & Wood, Inc.

Lisa Kane (32)                 Since 2000        Vice President, Standish
Assistant Vice President                         Mellon Asset Management
c/o Standish Mellon Asset                        Company LLC since June 2002;
Management Company LLC,                          formerly Assistant Vice
One Boston Place                                 President, Standish Mellon
Boston, MA  02108                                Asset Management Company LLC
                                                 since July 2001; formerly
                                                 Assistant Vice President and
                                                 Client Service Professional,
                                                 Standish, Ayer & Wood, Inc.

Cara E. Hultgren (32)          Since 2002        Assistant Vice President,
Assistant Vice President                         Standish Mellon Asset
c/o Standish Mellon Asset                        Management Company LLC since
Management Company LLC,                          June 2002; formerly
One Boston Place                                 Supervisor, Mutual Fund
Boston, MA  02108                                Operations, Standish Mellon
                                                 Asset Management Company LLC
                                                 since July 2001; formerly
                                                 Supervisor, Mutual Fund
                                                 Operations, Standish, Ayer &
                                                 Wood, Inc.

Jonathan M. Windham (28)       Since 2002        Asistant Vice President,
Assistant Vice President                         Standish Mellon Asset
c/o Standish Mellon Asset                        Management Company LLC since
Management Company LLC,                          January 2003; formerly
One Boston Place                                 Performance Analyst,
Boston, MA  02108                                Standish Mellon Asset
                                                 Management Company LLC since
                                                 July 2001; formerly
                                                 Performance Analyst,
                                                 Standish, Ayer & Wood, Inc.
                                                 since 2000; formerly Fund
                                                 Pricing Specialist/Analyst,
                                                 PFPC, Inc. since 1997; prior
                                                 to 1997, student

Scott B. Simonds (42)                            Compliance Analyst,
c/o Standish Mellon Asset                        Boston Partners; Fund
Management Company LLC,                          Accountant, Mellon
One Boston Place                                 Financial Corp.
Boston, MA  02108

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Wood is an "interested Trustee," as defined in the 1940 Act due to his position as President of Standish Mellon.

      The Trust and the Portfolio Trust each have two standing committees of the Board - an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Disinterested Trustee, serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees who are not "interested persons" of the Trust or the Portfolio Trust (the "Disinterested Trustees"). The board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

      During the most recently completed fiscal year for the Trust and the Portfolio Trust, the Trust's Board of Trustees held 6 meetings and the Portfolio Trust's Board of Trustees held 5 meetings. The Audit Committee held 5 meetings and the Nominating Committee held no meetings.

Set Forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002:

-------------------------------------------------------------------------------------------------------------------
            Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                              the Trust or Portfolio Trust          Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                   Trustee in the Standish Mellon
                                                                                           Family of Funds
-------------------------------------------------------------------------------------------------------------------
                                              Disinterested Trustees
-------------------------------------------------------------------------------------------------------------------
            Samuel C. Fleming             Standish Massachusetts                         Over $100,000
                                          Intermediate Tax Bond Fund:
                                          $50,001 - 100,000; Standish Select
                                          Value Fund: $10, 001 - 50,000
-------------------------------------------------------------------------------------------------------------------
            Benjamin M. Friedman          Standish Short Term Asset Reserve              Over $100,000
                                          Fund: $50,001 - 100,000;

                                          Standish International Fixed
                                          Income Fund: $50,001 - 100,000
-------------------------------------------------------------------------------------------------------------------
            John H. Hewitt                Standish High Yield Bond Fund:                 Over $100,000
                                          Over $100,000

                                          Standish Small Cap Value Fund:
                                          Over $100,000
-------------------------------------------------------------------------------------------------------------------

            Caleb Loring, III             Standish International Fixed Income       Between $10,001 and $50,000
                                          Fund II: $10,001 - 50,000

                                          Standish Tax Sensitive Equity Fund:
                                                   $10,001 - 50,000
-------------------------------------------------------------------------------------------------------------------
                                                Interested Trustees
-------------------------------------------------------------------------------------------------------------------
            Richard S. Wood               Standish International Fixed Income            Over $100,000
                                          Fund: Over $100,000

                                          Standish Global Fixed Income Fund:
                                          Over $100,000

                                          Standish Massachusetts Tax Exempt Bond
                                          Fund: Over $100,000

                                          Standish Select Value Fund:
                                          Over $100,000

                                          Standish Small Cap Growth Fund:
                                          Over $100,000

                                          Standish Small Cap Value Fund:
                                          Over $100,000

                                          Standish International Small Cap Fund:
                                          Over $100,000

                                          Standish International Equity Fund:
                                          $10,001 - 50,000
-------------------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

      Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust or the Portfolio Trust during the fiscal year ended December 31, 2002, except that certain Trustees and officers who are directors and officers of Standish, may from time to time, purchase additional shares of common stock of Mellon Financial Corporation, the publicly traded indirect parent company of Standish.

      The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's trustees as of each fund's fiscal year ended December 31, 2002:

                                      Aggregate Compensation from the Funds

                                                                                                             Total
                                                              Short-    Short-                            Compensation
                          Investment              High        Term      Term          Pension or           from Funds
                            Grade      Fixed      Yield       Fixed     Asset      Retirement Benefits    and Portfolio
                            Bond       Income     Bond       Income    Reserve     Accrued as Part of    & Other Funds
Name of Trustee             Fund**     Fund**     Fund**      Fund      Fund**       Funds' Expense        in Complex*
-----------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           $1,372     $13,687    $1,251      $731     $3,874             $0               $45,875
Benjamin M. Friedman        $1,372     $13,687    $1,251      $731     $3,874             $0               $45,875
John H. Hewitt              $1,393     $14,308    $1,266      $746     $3,939             $0               $47,125
Caleb Loring, III           $1,457     $15,318    $1,309      $779     $4,054             $0               $49,625
Richard S. Wood               $0          $0        $0         $0        $0               $0                  $0

* As of the date of this Statement of Additional Information there were 29 funds in the fund complex.
** The fund bears its pro rata allocation of trustees' fees paid by its corresponding Portfolio to the trustees of the Portfolio Trust.

Material Relationships of the Disinterested Trustees.

      For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

      As of December 31, 2002, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

      During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

      None of the Trust's or Portfolio Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2000 and 2001, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:
(i) the Trust or Portfolio Trust, (ii) an officer of the Trust or Portfolio Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust or Portfolio Trust.

Certain Shareholders

      At April 1, 2003, trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of any fund except:

Fixed Income Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
--------------------------------------------------------------------------------
SunTrust Bank, Trustee FBO                                   11.401%
Gwinnett Retirement System
P.O. Box 105870 Atlanta, GA 30348
Dana Farber, Inc.                                            8.221%
Donor Restricted Endowment Fund
375 Longwood Avenue
Room 668
Boston, MA 02115

High Yield Bond Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
--------------------------------------------------------------------------------
Factory Mutual Insurance Company                             57.343%*
225 Wyman Street
P.O. Box 9198 Waltham, MA 02454

Charles Schwab & Co., Inc. -                                 8.564%
Special Custody Acct. For Exclusive
Benefit of Customers
101 Montgomery Street
Attn: Mutual Funds
San Francisco, CA 94104

FM Global Pension Plan - Fixed                               5.747%
c/o FM Global
225 Wyman Street
P.O. Box 9198 Waltham, MA 02454

Investment Grade Bond Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
--------------------------------------------------------------------------------
Exeter Health Resources, Inc.                                55.142%*
Attn: Kevin O'Leary, CFO
10 Buzell Avenue
Exeter, NH 03833
Savings Program for Employees of                             13.874%
Certain Employers at the
US Dept of Energy Facilities at
Oakridge TN
104 Union Valley Road
Mail Stop 8267
Oak Ridge, TN 37830

Fleet National Bank FBO                                      10.751%
Exeter Hospital
Attn: 4017800070
P.O. Box 92800 Rochester,
NY 14692-8900

Bost & Co A/C RGAF1002002                                    6.598%
Mutual Fund Operations
P.O. Box 3198 Pittsburgh,
PA 15230-3198

Short-Term Fixed Income Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
--------------------------------------------------------------------------------
Babson College Consolidated Investment                       76.263%*
Investment Fund
Babson College Business & Finance Office
Babson Park, MA 02157

Donaldson Lufkin & Jenrette Securities                       9.876%
Corporation
P.O. Box 2052
Attn: Mutual Funds Jersey City, NJ 07303

National Financial Services Corporation                      8.136%
for the Exclusive Benefit of our Customers
One World Financial Center
200 Liberty Street - 5th Floor
New York, NY 10281

Short-Term Asset Reserve Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
--------------------------------------------------------------------------------
Northern Trust Company as Custodian                          33.307%*
FBO BayCar Health System
P.O. Box 92956 Chicago, IL 60675
Quinnipiac Universtiy                                        11.081%
Attn: Dr. Patrick J. Healy AB-VPR
275 Mount Carmel Avenue
Hamden, CT 06518

Saturn & Co. FBO Mellon/Pilgrim Escrow Fund                  5.553%
a/c # 4104770
c/o Investors Bank & Trust Co.
P.O. Box 9130   FPG90
Boston, MA 02117

The Metropolitan Museum of Art                               5.394%
1000 Fifth Avenue
New York, NY 10023

      *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

      Standish Mellon Asset Management Company LLC serves as the adviser to the Fixed Income Portfolio, High Yield Bond Portfolio, Short-Term Asset Reserve Portfolio, Investment Grade Bond Fund and Short-Term Fixed Income Fund pursuant to written investment advisory agreements. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Financial Corporation ("Mellon") of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Standish Mellon is a wholly owned subsidiary of Standish Mellon Asset Management Holdings LLC ("SMAMH"), a Delaware limited liability company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. SMAMH, which is a wholly owned subsidiary of Mellon, serves as the holding company for the ownership interests of Standish Mellon.

      The following constitute the members of the Board of Directors of Standish
Mellon: William F. Adam, Director; Edward H. Ladd, Chairman and Director; John
J. Nagorniak, Director; Ronald P. O'Hanley, Director; Patrick J. Sheppard, Director; Thomas P. Sorbo, Chief Operating Officer and Director; and Richard S. Wood, President and Director.

      Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the Portfolios' and the funds to use the name "Standish Mellon." In addition to those services, the adviser provides the Investment Grade Bond and Short-Term Fixed Income Funds (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the Investment Grade Bond and Short-Term Fixed Income Funds' or the applicable Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                                                 Contractual Advisory Fee Rate
                                                 (as a percentage of
     Fund                                        average daily net assets)
     ---------------------------------------------------------------------------
     Fixed Income Portfolio                      0.40% of the first $250 million
                                                 0.35% of the next $250 million
                                                 0.30% of over $500 million
     Investment Grade Bond Fund                  0.40%
     High Yield Bond Portfolio                   0.50%
     Short-Term Fixed Income Fund                0.30%
     Short-Term Asset Reserve Portfolio          0.25%

      During the last three fiscal years ended December 31, 2002 the funds and the Portfolios paid advisory fees in the following amounts:

Fund                                     2000          2001           2002
----                                     ----          ----           ----

Fixed Income Fund(1)                      N/A          N/A            N/A
Fixed Income Portfolio                $8,304,902    $6,406,717    $3,561,704(2)
Investment Grade Bond Fund                0(3)          0(3)         $78,340(3)
High Yield Bond Fund(1)                   NA           N/A            N/A
High Yield Bond Portfolio                 $0(4)      $82,476(4)     $75,715(4)
Short-Term Fixed Income Fund              $0(5)        $0(5)           0(5)
Short-Term Asset Reserve Fund(1)          N/A          N/A            N/A
Short-Term Asset Reserve Portfolio     $535,240      $436,859      $338,781(6)

      1. Fixed Income Fund was converted to the master/feeder fund structure on May 3, 1996. The Short-Term Asset Reserve Fund was converted to the master/feeder structure on January 2, 1998. Each of these funds does not pay directly advisory fees after the conversion date. The High Yield Bond Fund also operates in the master/feeder structure. Each of these three funds bears its pro rata allocation of the Portfolio's expenses, including advisory fees.
      2. The adviser voluntarily agreed not to impose its advisory fee for the fiscal year ended December 31, 2002 of $106,712.
      3. Investment Grade Bond Fund commenced operations on June 1, 2000. The adviser voluntarily agreed not to impose its advisory fee for the period June 30, 1999 to December 31, 2000 and the fiscal years ended December 31, 2001 and 2002 of $127,942, $244,318, and $212,307,
            respectively.
      4. High Yield Bond Portfolio commenced operations on June 2, 1997. The adviser voluntarily agreed not to impose its advisory fee for the fiscal year ended December 31, 2000, 2001 and 2002 in the amounts of $157,920, $137,303, and $142,765, respectively.
      5. The adviser voluntarily agreed not to impose its advisory fee for the fiscal years ended December 31, 2000, 2001, and 2002 which would otherwise have been $121,129, $135,241, and $102,869 respectively.
      6. The adviser voluntarily agreed not to impose its advisory fee for the fiscal year ended December 31, 2002 of $27,666.

      Pursuant to the investment advisory agreements, each fund and each Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the funds and the Portfolios will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and trustees' fees and expenses.

      Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the applicable fund or Portfolio, and, in either event (ii) by vote of a majority of the trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable fund or the Portfolio or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

      In an attempt to avoid any potential conflict with portfolio transactions for the funds or Portfolios, the Trust, the Adviser and the Principal Underwriter have each adopted a Code of Ethics which are designed to maintain a high standard of personal conduct by directing that all personnel place the interests of each Fund and Portfolio and their shareholders ahead of their own when effecting personal securities transactions. While the codes do permit personnel to invest in securities for their own accounts, the codes impose extensive restrictions on personal securities trading including the pre-clearance of all personal securities transactions and a prohibition of purchasing during initial public offerings of securities. Each code is on public file with, and is available from, the SEC.

Factors Considered by the Disinterested Trustees in Approving the Investment Advisory Agreement.

The 1940 Act requires that the investment advisory agreements between the adviser and the Trust and Portfolio Trust, on behalf of each Fund or Portfolio, be approved annually both by the respective Boards of Trustees and also by a majority of the Disinterested Trustees voting separately. At a meeting held on October 8, 2002, each Board of Trustees, including all of the Disinterested Trustees voting separately in person, determined that the terms of each investment advisory agreement are fair and reasonable and that each agreement is in the best interest of the respective funds and Portfolios.

In evaluating each investment advisory agreement, the Trustees reviewed materials furnished by the adviser, including information about their respective affiliates, personnel, operations and financial condition. The Trustees also discussed with representatives of the adviser the Fund's and Portfolio's operations and the adviser's ability to provide advisory and other services to the Funds and the Portfolios. The Trustees also reviewed, among other things:

      o the scope and nature of the advisory and administrative services provided by the adviser and its affiliates;
      o the fee charged by the adviser for investment advisory services as well as other compensation or benefits, including "soft dollar" benefits, received by the adviser and its affiliates;
      o the investment performance, fees and total expenses of the Funds and the Portfolios and of the investment companies with similar objectives and strategies managed by other investment advisers as well as the investment performance of unmanaged securities indices;
      o the profitability to the adviser of managing the Funds and the Portfolios.
      o     sales and redemption activity of the Funds and Portfolios;
      o the experience of the investment advisory personnel providing services to the Funds and the Portfolios; and
      o the adviser's brokerage practices with respect to the Funds' and Portfolios' portfolio transactions;

The Trustees considered the following as relevant to their determination: (1) the favorable history, reputation, qualification and background of the adviser and Mellon as well as the qualifications of their respective personnel; (2) reasonableness of the fee and expense ratios of the Funds and Portfolios relative to the quality of services expected to be provided and their comparability to the fee and expense ratios of similar investment companies; (3) the strategic plan offered by Mellon for the support and growth of its asset management subsidiaries, and the adviser's place within that plan and (4) other factors that the Trustees deemed relevant. The Trustees deemed each of these factors to be relevant to their consideration of each investment advisory agreement.

Administrator

      Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston Massachusetts 02116, serves as the administrator to the Portfolios and Standish serves as the administrator to the feeder funds pursuant to written administration agreements with the Trust on behalf of these funds. As administrators, IBT and Standish Mellon manage the affairs of their respective Portfolios or funds, provide all necessary office space and services of executive personnel for administering the affairs of the funds, and, in the case of Standish, allows the feeder funds to use the name "Standish Mellon." For these services, IBT currently receives a fee from the funds based on a percentage of the fund's net assets according to the following formula: 0.0105% of net assets up to the first $1 billion, 0.0034% of net assets for the next $500 million and 0.0017% of net assets in excess of $1.5 billion. IBT also receives an aggregate fee of $14,188 per month from all of the Portfolios in the Portfolio Trust and all of the non-feeder funds in the Trust. This fee is allocated among each Portfolio and non-feeder fund based upon the relative asset sizes of the Portfolios and non-feeder funds. IBT receives an aggregate fee of $2,500 per month from all of the feeder funds in the Trust. This fee is allocated among each feeder fund based upon the relative asset sizes. Standish currently does not receive any additional compensation for its services as administrator. The trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services. Each of the administration agreements can be terminated by either party on not more than sixty days' written notice.

Distributor of the Funds

      Standish Fund Distributors, L.P., the Principal Underwriter, an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the fund's shares. In that capacity, Standish Fund Distributors has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Standish Fund Distributors. Pursuant to the Underwriting Agreement, the Standish Fund Distributors has agreed to use its best efforts to obtain orders for the continuous offering of fund's shares. The Standish Fund Distributors receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the trustees of the Trust or (ii) by a vote of a majority of the trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the trustees of the Trust, a vote of a majority of the trustees who are not "interested persons" of the Trust, or, with respect to a fund, by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Standish Fund Distributors are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

                        PURCHASE AND REDEMPTION OF SHARES

      Detailed information on purchase and redemption of shares is included in the prospectus.

      In addition to Standish Fund Distributors and other agents of the Trust, each fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by a fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

      The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the funds.

      The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities distributed upon redemption of fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

      The adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the respective fund. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds generating the soft dollar credits. The investment advisory fees paid by the funds under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

      The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund or a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

      Because most of the funds' securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the funds have not paid any brokerage commissions during the past three years.

                        DETERMINATION OF NET ASSET VALUE

      Each fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time). If the New York Stock Exchange closes early, the calculation of net asset value will be accelerated to the actual closing time. Net asset value is computed by dividing the value of all securities and other assets of the fund (substantially all of which, in the case of Fixed Income Fund, High Yield Bond Fund and Short-Term Asset Reserve Fund, will be represented by the fund's interest in its corresponding Portfolio) less all liabilities by the number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

      The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of Fixed Income Fund, High Yield Bond Fund and Short-Term Asset Reserve Fund is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the New York Stock Exchange on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in a Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the New York Stock Exchange on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the New York Stock Exchange on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the New York Stock Exchange on the following Business Day.

      Portfolio securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the trustees.

      Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the trustees, which may include the use of yield equivalents or matrix pricing.

      Money market instruments with less than sixty days remaining to maturity when acquired by a fund or a Portfolio are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the trustees of the Trust or the Portfolio Trust.

      With respect to Short-Term Asset Reserve Portfolio, the Board of Trustees of the Trust has approved determining the current market value of securities with one year or less remaining to maturity on a spread basis which will be employed in conjunction with the periodic use of market quotations. Under the spread process, the adviser determines in good faith the current market value of these portfolio securities by comparing their quality, maturity and liquidity characteristics to those of United States Treasury bills.

                           THE FUNDS AND THEIR SHARES

      Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share of a fund represents an equal proportionate interest in the respective fund with each other share and is entitled to such dividends and distributions as are declared by the trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

      Pursuant to the Declaration, the trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this SAI, the trustees do not have any plan to establish multiple classes of shares for the funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, Fixed Income Fund, High Yield Bond Fund and Short-Term Asset Reserve Fund invest all of their investible assets in other open-end investment companies.

      All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

      Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated fund's shareholders and will cast its vote proportionately as instructed by the fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing fund shareholders not voting will be voted by the trustees of the Trust in the same proportion as the fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the fund, would not require the vote of the shareholders of the fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the associated fund, would nonetheless be voted on by the trustees of the Trust.

                       THE PORTFOLIOS AND THEIR INVESTORS

      Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a trust which, like the Trust, is an open-end management investment company registered under the 1940 Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

      Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its trustees holding office had been elected by holders. The trustees of the Portfolios continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any trustee. A trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

      Each series of the Trust, including each fund, is treated as a separate entity for U.S. federal income tax purposes. Each fund presently has elected to be treated, has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, each fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

      In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% Income Test") and satisfy certain quarterly asset diversification requirements.

      If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund did not qualify for any taxable year as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax.

      Each Portfolio is treated as a partnership for U.S. federal income tax purposes. As such, a Portfolio is not subject to U.S. federal income taxation. Instead, the corresponding fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because Fixed Income Fund, High Yield Bond Fund and Short-Term Asset Reserve Fund invest their assets in Fixed Income Portfolio, High Yield Bond Portfolio and Short-Term Asset Reserve Portfolio, respectively, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding fund, each investor's distributive share of that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding fund to satisfy the tax distribution requirements that apply to it in order for the fund to avoid U.S. federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a registered investment company, Fixed Income Fund, High Yield Bond Fund and Short-Term Asset Reserve Fund each will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and
(ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

      Each fund will be subject to a 4% nondeductible federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements in a timely manner. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which the distributions are declared, rather than the year in which the distributions are received.

      For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares in a fund. In general, assuming that a fund has sufficient earnings and profits, are treated as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

      On January 7, 2003, President Bush proposed an economic growth plan which contains a provision that would exclude from income dividends paid by corporations to the extent paid out of previously taxed corporate income. While there can be no assurance as to whether such provision will be enacted into law or as to its scope if enacted, it is unlikely that dividends paid by a fund with respect to debt securities will be excluded from the income of shareholders under President Bush's proposal.

      If, as anticipated, each fund continues to qualify as a regulated investment company under the Code, each fund will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

      Each fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund. Fixed Income Fund has accumulated capital loss carryforwards in the amount of $64,785,675, $36,020,187 and $36,281,171 which expires on December 31, 2007, 2008 and 2009, respectively. Short-Term Asset Reserve Fund has accumulated capital loss carryforwards in the amounts of $568,968, $277,757, $381,998, $80,787, $848,377 and $816,280 which expire on
December 31 of 2003, 2004, 2005, 2006, 2007 and 2008, respectively. High Yield Bond Fund has accumulated capital loss carryforwards in the amount of $1,365,591, $1,721,238, $1,597,308, $4,488,328 and $4,197,096 which expire on
December 31, 2006, 2007, 2008, 2009 and 2010, respectively.

      If a fund or Portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, other securities with original issue discount (or with market discount if a fund elects to include market discount in income currently), the fund or Portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a fund must distribute, at least annually, all or substantially all of its investment company taxable income, including its distributive share of such income accrued by the corresponding Portfolio, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund or Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy the distribution requirements.

      Certain options, futures contracts or currency forward transactions entered into by a fund or Portfolio may cause the fund or Portfolio to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a fund or realized by a Portfolio and allocable to a corresponding fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described below, and may accordingly produce ordinary income or loss. Additionally, a fund or Portfolio may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund or Portfolio under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a fund's or Portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Portfolio or fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a fund's income and gains or losses and therefore its distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

      The U.S. federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars are unclear in certain respects, and a fund or Portfolio will limit its transactions in these instruments so that each can account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, each fund and Portfolio does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the funds may acquire "regular" interests in REMICs.

      Foreign exchange gains and losses realized by Fixed Income Portfolio and High Yield Bond Portfolio in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's or Portfolio's investment in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% Income Test. If the net foreign exchange loss for a year were to exceed a fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the funds or their shareholders in future years.

      In some countries, restrictions on repatriation may make it difficult or impossible for a fund or Portfolio to obtain cash corresponding to its earnings from such countries, which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

      A fund or Portfolio may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in foreign securities, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in High Yield Bond Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets (taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service. High Yield Bond Fund may meet this 50% threshold for a year and, if it does, may file an election with the Internal Revenue Service pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund or paid by the Portfolio and allocated to the fund even though not actually received by them and (ii) treat such respective pro rata portions as foreign taxes paid by them.

      Qualified foreign taxes generally include taxes that would be treated as income taxable under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes. High Yield Bond Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by High Yield Bond Portfolio, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the applicable fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that High Yield Bond Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by High Yield Bond Portfolio and (ii) the portion of fund dividends which represents income from each foreign country.

      If a Portfolio or fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), a fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or on gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized by a fund is timely distributed to its shareholders. The funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the funds to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of passive foreign investment companies as ordinary income. The fund and the Portfolios may limit and/or manage their holdings, if any, in passive foreign investment companies to limit each fund's tax liability or maximize its return from these investments.

      Investment in debt obligations by a fund or a Portfolio that are at risk of or in default presents special tax issues for the applicable fund. Tax rules are not entirely clear about issues such as when the fund or Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund or Portfolio, in the event that it invests in such securities, in order to seek to ensure that the fund distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

      A fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements, limitations on debt financing under the Code and certain other requirements, only to the extent a fund earned dividend income (or, in the case of a Standish Feeder Fund, was allocated dividend income of the applicable Portfolio) from stock investments in U.S. domestic corporations. The funds and the Portfolios are permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a small portion of a fund's distributions, from the dividends attributable to such stock, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

      At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed taxable income and/or realized or unrealized appreciation in the fund's portfolio (or share of the Portfolio's portfolio in the case of Standish Feeder Funds). Consequently, subsequent distributions by a fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

      Upon a redemption or other disposition of shares of the funds in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss on the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or other disposition may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of the loss generally would be included in the U.S. federal tax basis of the shares acquired. Any loss recognized or other disposition upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

      The foregoing discussion relates solely to U.S. federal income tax law consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates), and who are subject to U.S. federal income tax. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, financial institutions, and securities dealers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of any Standish Feeder Fund's indirect ownership (through the corresponding Portfolio) of any such obligations, as well as the federal, and any other state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

      Federal law requires that each fund withhold (as "backup withholding") 30% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement shareholders must certify on their Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provided is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

      Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 30% on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the fund.

                             ADDITIONAL INFORMATION

      The funds' prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC's Web site at http://www.sec.gov.

                        EXPERTS AND FINANCIAL STATEMENTS

      Each fund's financial statements contained in the 2002 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, independent accountants, and are incorporated by reference into this SAI. The Portfolios' financial statements contained in Fixed Income Fund's, High Yield Bond Fund's and Short-Term Asset Reserve Fund's 2002 Annual Report have also been audited by PricewaterhouseCoopers LLP.

      The financial statements for the year ended December 31, 2002 are incorporated by reference from the 2002 Annual Reports, which have previously been sent to shareholders and were filed with the SEC on or about March 7, 2003, 1940 Act File No. 811-04813.

                                    APPENDIX

                         MOODY'S RATINGS DEFINITIONS FOR
                         CORPORATE BONDS AND SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUES

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as Investment Grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                            STANDARD & POOR'S RATINGS
                                   DEFINITIONS

      AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                STANDARD & POOR'S
                        CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

      AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

      Key players in the global trade and financial system:

      -     Prosperous and resilient economies, high per capita incomes
      -     Low fiscal deficits and government debt, low inflation
      -     Low external debt.

      AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

      -     slightly integrated into global trade and financial system
      -     Differ from AAAs only to a small degree because:
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
      -     More variable fiscal deficits, government debt and inflation
      -     Moderate to high external debt.

      A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

      - Established trend of integration into global trade and financial system
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
      -     Usually rapid growth in output and per capita incomes
      - Manageable through variable fiscal deficits, government debt and inflation
      -     Usually low but variable debt

      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      - Very high and variable debt, often graduates of Brady plan but track record not well established.

      BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested
      - Economies less prosperous and often more vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      -     High and variable external debt.

      BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      - Very high and variable debt, often graduates of Brady Plan but track record not well established

      In the case of sovereign, subnational and sovereign related issuers, a fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where a fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the fund will use the foreign currency rating for the issuer; in the case where a fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the fund will treat the security as being unrated.

                          DESCRIPTION OF DUFF & PHELPS
                         RATINGS FOR CORPORATE BONDS AND
                         FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUERS

      AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

      B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating guide.

                            FITCH IBCA INTERNATIONAL
                             LONG-TERM CREDIT RATING
                                   DEFINITIONS

      AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      B - Bonds are considered highly speculative. The obligor's ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                        FITCH IBAC LONG-TERM RATINGS FOR
                                 NATIONAL ISSUES

      AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

      A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

      B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

                                                        [LOGO] STANDISH FUNDS(R)

                                Standish Group of Global
Prospectus                      Fixed Income Funds
--------------------------------------------------------------------------------
May 1, 2003                     Standish International Fixed Income Fund
                                (Institutional Class Shares)

                                Standish International Fixed Income Fund II

                                Standish Global Fixed Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

Risk/Return Summary........................................................   3
    Who may want to invest.................................................   3
    Mutual fund risks......................................................   3
    International Fixed Income Fund........................................   4
    International Fixed Income Fund II.....................................   6
    Global Fixed Income Fund...............................................   8

The Funds' Investments and Related Risks...................................  10
    Principal investments..................................................  10
    Additional investments.................................................  10
    Additional investment policies.........................................  11

The Investment Adviser.....................................................  12
    About Standish Mellon..................................................  12
    Fund managers .........................................................  13
    Advisory services and fees.............................................  13

Investment and Account Information.........................................  14
    How to purchase shares.................................................  14
    How to exchange shares.................................................  15
    How to redeem shares...................................................  15
    Transaction and account policies.......................................  17
    Household delivery of fund documents...................................  17
    Valuation of shares....................................................  17
    Dividends and distributions............................................  17

Fund Details...............................................................  18
    Taxes..................................................................  18
    Master/feeder structure................................................  18
    The funds' service providers...........................................  18

Financial Highlights.......................................................  19

For More Information.......................................................  24

Standish Group of Global Fixed Income Funds

Risk/Return Summary

Standish Mellon currently manages more than $40 billion of assets for a broad range of clients in the U.S. and abroad.

Standish Mellon Asset Management Company LLC (Standish Mellon) manages each fund. Standish Mellon believes that discovering pockets of inefficiency is the key to adding value fixed income investments. Standish focuses on identifying undervalued sectors and securities and de-emphasizes the use of interest rate forecasting. Standish Mellon looks for fixed income securities with the most potential for added value, such as those with unique structural characteristics or innovative features and the potential for credit upgrades.

Who may want to invest

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

The three Standish global fixed income funds may be appropriate for investors:

o Interested in diversifying their fixed income investment beyond the U.S. markets.

o Prepared to accept the risks entailed in foreign investing, which include political instability and currency fluctuation.

o Willing to tolerate fluctuations in bond prices due to interest rate changes.

o Looking for a hedge against inflation, which erodes the purchasing power of money.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                     Standish Group of Global Fixed Income Funds

Risk/Return Summary

                        International Fixed Income Fund

Investment objective

To maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

Key investments and strategies

The fund invests, under normal circumstances, at least 80% of net assets in fixed income securities. The fund also invests, under normal circumstances, at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets. The fund always invests in at least 5 countries other than the U.S. At times, the fund may invest a substantial part of its assets in any one country. The fund will hedge most, but not necessarily all, of its foreign currency exposure to protect the U.S. dollar value of the fund's assets. The fund may also invest in interest rate futures contracts.

Credit quality

The fund invests primarily in investment grade securities, but may invest up to 15% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B. The adviser selects fixed income securities that have the potential to be upgraded.

Targeted average portfolio credit quality

In the range of A to AA/Aa

Maturity

The fund is not subject to any maturity restrictions.

How investments are selected

The adviser focuses on identifying undervalued government bond markets, currencies, sectors and securities and deemphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The adviser selects securities for the fund's portfolio by:

o Using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies and the credit quality of government debt.

o Focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, currency, sector, security or hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

o During periods of extreme interest rate volatility the fund has difficulty closing out its position in interest rate futures contracts or closing out the position at a price which the adviser believes would be advantageous to the fund.

Other principal risks

The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than diversified funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.

Standish Group of Global Fixed Income Funds

Risk/Return Summary

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund. The total return table shows how the fund' average annual returns for different calendar periods compare to those of two widely recognized, unmanaged indices of fixed income securities. The fund' past performance does not necessarily indicate how the fund will perform in the future.

International Fixed Income Fund

[The following was depicted as a bar graph in the printed piece.]

Calendar Year Ended December 31

 1993    1994    1995    1996    1997   1998   1999   2000   2001   2002
23.78%  -9.22%  18.13%  15.28%  11.86%  8.73%  0.79%  9.68%  4.07%  6.44%

Quarterly returns:

Highest: 9.98% in 3rd quarter 1991
Lowest: -5.78% in 1st quarter 1994

Average annual total returns for selected periods ended December 31, 2002

International                                                              Inception
Fixed Income Fund                       1 Year      5 Years     10 Years      Date*
Return Before Taxes                      6.44         5.89         8.59    01/02/1991
Return After Taxes on
Distributions*                           5.16         2.56         5.21          N/A
Return After Taxes on
Distributions and Sale of
Fund Shares*                             3.90         3.00         5.32          N/A
J.P. Morgan Non-U.S
Govt. Bond Index
(Hedged)**                               7.00         7.38         8.59          N/A

(reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The J.P. Morgan Non-U.S. Government Bond Index (Hedged) is an unmanaged broad based index of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                              International
                                                               Fixed Income
                                                                  Fund
                                                              (Institutional
Based on fiscal year ended 12/31/02                               Class)

Shareholder fees                                                   None
(fees paid directly from your investment)
Redemption Fee(1)                                                     2%
(as a percentage of total redemption proceeds)
Annual fund operating expenses
(expenses that are deducted from fund assets)
  Management fees                                                  0.40%
  Distribution (12b-1) fees                                        None
  Other expenses                                                   0.19%
  Total annual fund operating expenses                             0.59%

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   After       After        After        After
                                  1 Year      3 Years      5 Years     10 Years

International
Fixed Income Fund                   $60        $189         $329         $738

                                     Standish Group of Global Fixed Income Funds

Risk/Return Summary

                       International Fixed Income Fund II

Investment objective

To maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

Key investments and strategies

The fund invests, under normal circumstances, at least 80% of net assets in fixed income securities. The fund also invests, under normal circumstances, at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets. The fund always invests in at least 5 countries other than the U.S. At times, the fund may invest a substantial part of its assets in any one country. The fund will hedge its exposure to foreign currency only to the extent that foreign currency is hedged in the fund's benchmark, the J.P. Morgan Non-U.S. Government Index. The fund may also invest in interest rate futures contracts.

Credit quality

The fund invests primarily in investment grade securities, but may invest up to 15% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B. The adviser selects fixed income securities that have the potential to be upgraded.

Targeted average portfolio credit quality

In the range of A to AA/Aa

Maturity

The fund is not subject to any maturity restrictions.

How investments are selected

The adviser focuses on identifying undervalued government bond markets, currencies, sectors and securities and deemphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The adviser selects securities for the fund's portfolio by:

o Using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies and the credit quality of government debt.

o Focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, currency, sector, security or partial hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

o During periods of extreme interest rate volatility the fund has difficulty closing out its position in interest rate futures contracts or closing out the position at a price which the adviser believes would be advantageous to the fund.

Other principal risks

The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than diversified funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.

Standish Group of Global Fixed Income Funds

Risk/Return Summary

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.

International Fixed Income Fund II

[The following was depicted as a bar graph in the printed piece.]

Calendar Year Ended December 31

 2000    2001    2002
-2.73%  -5.31%  21.48%

Quarterly returns:

Highest: 14.87 in 2nd quarter
Lowest: -5.09 in 1st quarter 2001

Average annual total returns for selected periods ended December 31, 2002

International                                              Life of     Inception
Fixed Income Fund II                          1 Year         Fund         Date
Return Before Taxes                            21.48         4.09     06/30/1999

Return After Taxes on Distributions*           21.48         3.38          N/A

Return After Taxes on Distributions
and Sale of Fund Shares*                       13.19         2.93          N/A

J.P. Morgan Non-U.S. Govt. Bond
Index (Hedged)**                               22.08         5.04          N/A
(reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The J.P. Morgan Non-U.S. Government Bond Index (Unhedged) is generally considered to be representative of unmanaged government bonds in foreign markets.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                               International
                                                               Fixed Income
Based on fiscal year ended 12/31/02                               Fund II
Shareholder fees                                                   None
(fees paid directly from your investment)
Redemption Fee(1)                                                     2%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
  Management fees                                                  0.40%
  Distribution (12b-1) fees                                        None
  Other expenses                                                   0.83%
  Total annual fund operating expenses                             1.23%

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2) Because Standish Mellon has agreed to cap the fund's operating expenses, actual expenses were:

  Management fees                                                  0.00%
  Other expenses                                                   0.55%
  Total annual fund operating expenses                             0.55%

These caps may be changed or eliminated.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                     After        After        After     After
                                     1 Year      3 Years      5 Years   10 Years
International

Fixed Income Fund II                 $125         $390         $676      $1,489

                                     Standish Group of Global Fixed Income Funds

Risk/Return Summary

                            Global Fixed Income Fund

Investment objective

To maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

Key investments and strategies

The fund invests all of its investable assets in a Standish master portfolio which invests, under normal circumstances, at least 80% of its net assets in U.S. dollar and non-U.S. dollar denominated fixed income securities of governments and companies located in various countries, including emerging markets. Except where indicated, this prospectus uses the term "fund" to mean the fund and its master portfolio taken together. The fund generally invests in 8 or more countries, but always invests in at least 3 countries, one of which may be the U.S. At times, the fund may invest a substantial part of its assets in any one country. The fund will hedge most, but not necessarily all, of its foreign currency exposure to protect the U.S. dollar value of the fund's assets. The fund may also invest in interest rate futures contracts.

Credit quality

The fund invests primarily in investment grade securities, but may invest up to 15% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B. The adviser selects fixed income securities that have the potential to be upgraded.

Targeted average portfolio credit quality

In the range of A to AA/Aa

Maturity

The fund is not subject to any maturity restrictions.

How investments are selected

The adviser focuses on identifying undervalued government bond markets, currencies, sectors and securities and deemphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The adviser selects securities for the fund's portfolio by:

o Using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policy and the credit quality of government debt.

o Focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, currency, sector, security or hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

o During periods of extreme interest rate volatility the fund has difficulty closing out its position in interest rate futures contracts or closing out the position at a price which the adviser believes would be advantageous to the fund.

Other principal risks

The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than other funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.

Standish Group of Global Fixed Income Funds

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance from year to year of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of global government fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.

Global Fixed Income Fund

[The following was depicted as a bar graph in the printed piece.]

Calendar Year Ended December 31

 1994    1995    1996    1997   1998    1999   2000   2001   2002
-7.08%  18.13%  13.03%  11.68%  6.98%  -0.64%  9.79%  4.51%  6.94%

Quarterly returns:

Highest:  5.20% in 2nd quarter 1995
Lowest:  -4.80 in 1st quarter 1994

Average annual total returns for selected periods ended December 31, 2002

                                                            Life of    Inception
Global Fixed Income Fund          1 Year      5 Years        Fund        Date*

Return Before Taxes                6.94         5.46         6.80     01/31/1994
Return After Taxes on
Distributions*                     6.31         2.91         4.11          N/A
Return After Taxes on
Distributions and Sale of
Shares*                            4.24         3.06         4.10          N/A
Lehman Brothers Global
Aggregate Index**                  8.45         7.26         7.43          N/A
J.P. Morgan Global Government
Bond Index (hedged)***             8.39         7.45         7.71          N/A
(reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.
***Previously, the benchmark index for the fund was the J.P. Morgan Global Hedged Government Bond Index, which is a total return, market capitalization weighted index rebalanced monthly, consisting of the following countries:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom, and United States. The benchmark index was changed because the J.P. Morgan Index includes only government bonds and does not reflect the corporate and asset-backed sectors of the global bond market, which may be part of the fund's portfolio as does the Lehman Brothers Index, making the Lehman Brothers Index a more appropriate benchmark for the fund.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
                                                               Global Fixed
Based on fiscal year ended 12/31/02                             Income Fund

Shareholder fees                                                   None
(fees paid directly from your investment)
Annual fund operating expenses(1)
(expenses that are deducted from fund assets)
  Management fees                                                  0.40%
  Distribution (12b-1) fees                                        None
  Other expenses                                                   0.20%
  Total annual fund operating expenses                             0.60%

(1) The table and example reflect the combined expenses of the fund and the corresponding master portfolio in which the fund invests all its assets.

Expense Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   After        After        After       After
                                  1 Year       3 Years      5 Years     10 Years

Global Fixed Income Fund            $61         $192         $335         $750

                                     Standish Group of Global Fixed Income Funds

The Funds' Investments and Related Risks

The funds may invest in a wide range of fixed income securities.

Additional Information About the Funds' Principal Investments

Fixed income investments Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The funds may use mortgage dollar rolls to finance the purchase of additional investments. In a mortgage dollar roll transaction, a fund sells a mortgage-backed security to a financial institution and agrees to repurchase a similar mortgage-backed security at a later date at a price that is agreed upon at the time of the sale. The fund will earn income by investing the proceeds from the sale in short-term securities. Dollar rolls expose a fund to risk that the return generated by the short-term investments is lower than the financing cost of the fund's obligations to repurchase similar securities at the agreed upon date.

Information About the Funds' Other Investment Strategies

International and Global Fixed Income Funds The funds may invest 10% of assets in emerging markets generally and 3% of assets in any single emerging market. At times, the funds invest substantially in fixed income securities of foreign governments or their political subdivisions. This exposes the funds to additional risk if a foreign government is unable or unwilling to repay principal or interest when due.

Standish Group of Global Fixed Income Funds

Additional investment policies

Credit quality Securities are investment grade if rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality.

If security receives "split" (different) ratings from multiple rating organizations, a fund will treat the security as being rated the higher rating category. A fund may choose not to sell securities that are downgraded below the fund' minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. If fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for a fund caused by changing interest rates or currency exchange rates.

o     As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of a fund's portfolio.

o     To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change value of a designated security, currency or index. Even a small investment in derivative contracts can have big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Securities lending Each fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by a fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 20% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches of its high agreement with the fund.

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Investment objective Each fund's investment objective may not be changed by the fund's trustees without shareholder approval. Each fund's key investment strategy of investing at least 80% of net assets in a particular type of securities may not be changed unless each fund provides 60 days advance notice to its shareholders.

                                     Standish Group of Global Fixed Income Funds

The Investment Adviser

About Standish Mellon

Standish Mellon offers a broad array of investment services that include management of domestic and international equity and fixed income portfolios.

Standish Mellon was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish Mellon manages more than $40 billion in assets for institutional and individual investors in the U.S. and abroad. Standish Mellon is the adviser to each fund.

Standish Mellon is a wholly owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $2.9 trillion of assets under management, administration or custody, including approximately $581 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by our portfolio managers.

Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon has built a powerful internal network of overlapping resources.

Standish Group of Global Fixed Income Funds

Fund managers

Fund                                          Fund managers         Positions during past five years*
International Fixed Income                    W. Charles Cook II    Senior vice president of Standish Mellon, Mr.
FundInternational Fixed Income Fund II                              Cook is director of the global/international
Global Fixed Income Fund                                            fixed income team. He also has research
                                                                    responsibilities in non-U.S. bond and
                                                                    derivatives markets.

*Includes positions with the predecessor to Standish Mellon for periods prior to August 1, 2001.

Advisory services and fees

Standish Mellon provides each fund with portfolio management and investment research services. The adviser places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the year ended December 31, 2002, the adviser was entitled to an advisory fee for these services as set forth in the table below. The adviser agreed to limit certain funds' total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). These agreements are temporary and may be terminated or changed at any time.

                            Annual Advisory Fee Rates
               (as a percentage of the fund's average net assets)

Fund                             Actual advisory fee paid    Contractual advisory fee   Current expense limitation*
International Fixed Income Fund           0.40%                       0.40%                       0.80%
International Fixed Income Fund II        0.00%                       0.40%                       0.55%
Global Fixed Income Fund                  0.40%                       0.40%                       0.65%

*Current expense limitations, also shown as a percentage of the fund' average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Standish Mellon.

                               Investment Adviser

                  Standish Mellon Asset Management Company LLC
                                One Boston Place
                        Boston, Massachusetts 02108-4408

                                     Standish Group of Global Fixed Income Funds

Investment and Account Information

How to purchase shares

Minimum initial investment: $100,000

Minimum subsequent investment: $5,000

Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish Mellon and their immediate families.

All orders to purchase shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

Good form means that you have provided the following information with your request: Name of the fund; account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request.

Shares of the funds are not available for sale in every state.

By check

Opening an account

o Send a check to the distributor payable to Standish Funds with the completed original account application.

Adding to an account

o Send a check to the distributor payable to Standish Funds and a letter of instruction with the account name and number and effective date of the request.

By wire

Opening an account

o     Send the completed original account application to the distributor.

o     Call the distributor to obtain an account number.

o Instruct your bank to wire the purchase amount to Investors Bank & Trust Company (see below).

Adding to an account

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company (see below).

By fax

Opening an account

o     Fax the completed account application to 617-350-0042.

o     Mail the original account application to the distributor.

o     Follow the instructions for opening an account by wire.

o Fax a letter of instruction to 617-350-0042 with the account name and number and effective date of the request.

Adding to an account

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company.

Through a financial intermediary

Opening or adding to an account

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

The distributor's address is:

Standish Fund Distributors, L.P.
P.O. Box 51407
Boston, Massachusetts 02205-1407
Tel:  1-800-221-4795
Fax:  617-350-0042
Email:  funds@standishmellon.com

Wire instructions:

Investors Bank & Trust Company
Boston, MA
ABA#: 011 001 438
Account #: 79650-4116
Fund name:
Investor account #:

Standish Group of Global Fixed Income Funds

How to exchange shares

You may exchange shares of a fund for shares of any other Standish fund, if the registration of both accounts is identical. Shares exchanged within 90 days of purchase may be subject to a redemption fee. See page 16 for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege effecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, Standish Mellon may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. The exchange limit may be modified to conform to retirement plan exchange limits and Department of Labor regulations.

Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o     Provide both account numbers.

o     Signature guarantees may be required (see below).

By telephone

o     If the account has telephone privileges, call the distributor.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o     Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares

All orders to redeem shares received by the distributor before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 90 days of purchase may be subject to a redemption fee. See page 16 for more information.

By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o State the name of the fund and number of shares or dollar amount to be sold.

o     Provide the account number.

o     Signature guarantees may be required (see below).

By telephone

o     If the account has telephone privileges, call the distributor.

For check or wire

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

o The distributor may ask for identification and all telephone transactions may be recorded.

By fax

o     Fax the request to the distributor at 617-350-0042.

o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

Through a financial intermediary

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

                                     Standish Group of Global Fixed Income Funds

Redemption Fee

Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. International Fixed Income Fund and International Fixed Income Fund II each impose a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

The redemption fee is applicable to all short-term redemptions or exchanges of shares except for redemptions or exchanges of shares by the following categories of shareholders:

o Omnibus accounts maintained by fund networks or "supermarkets" which have indicated to the fund that they are not able to apply the redemption fee to the underlying shareholders at the sub-account level or, to do so, would need to rely on capabilities of the fund's transfer agent, which capabilities, the fund's transfer agent does not currently possess;

o Accounts maintained by banks or trust companies as nominees for the underlying shareholders when the banks or trust companies have indicated to the fund that they are not able to apply the redemption fee to the underlying shareholders;

o All direct shareholders except direct shareholders who are employees of the adviser or its affiliates;

o All retirement plans, including Rule 401(k) plans, Rule 403(b) plans, all IRA and SEP-IRA accounts, all Rule 457 plans, and all profit sharing and employee benefit plans.

Standish Group of Global Fixed Income Funds

Investment and Account Information

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o     members of the STAMP program or the Exchange's Medallion Signature Program

o     a broker or securities dealer

o     a federal savings, cooperative or other type of bank

o     a savings and loan or other thrift institution

o     a credit union

o     a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents

With your consent, Standish Mellon may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Standish Mellon, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Standish Mellon will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund or class, if more than one class is offered. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. International Fixed Income Fund calculates the NAV of each class separately. If the exchange closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, each fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot Dividends purchase and distributions or redeem shares.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare and distribute dividends from net investment income quarterly. The funds declare and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Substantially all of a fund's distributions will be from net investment income.

                                     Standish Group of Global Fixed Income Funds

Fund Details

Taxes

Transactions                                    Federal Tax Status (for taxable investors only)
Sales or exchanges of shares.                   Usually capital gain or loss. Tax rate depends on how long shares are held.

Distributions of long term capital gain         Taxable as long-term capital gain.

Distributions of short term capital gain        Taxable as ordinary income.

Dividends from net investment income            Taxable as ordinary income.

Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder investment.

Shareholders should consult their tax advisers about their own particular tax situations.

Master/feeder structure

Global Fixed Income Fund is a "feeder" fund that invests exclusively in corresponding "master" portfolios with identical investment objectives. Except where indicated, this prospectus uses the term "fund" to mean the feeder fund and its master portfolio taken together. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

The feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

                          The funds' service providers

                             Principal Underwriter
                        Standish Fund Distributors, L.P.

                 Custodian, Transfer Agent and Fund Accountant
                         Investors Bank & Trust Company

                            Independent Accountants
                           PricewaterhouseCoopers LLP

                                 Legal Counsel
                               Hale and Dorr LLP

Standish Group of Global Fixed Income Funds

Financial Highlights

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

International Fixed Income Fund (Institutional Class)

For the fiscal year ended December 31:                      2002           2001*          2000           1999           1998
Net asset value--beginning of period                       $19.43         $18.97         $21.32         $23.22         $22.81
                                                         --------       --------       --------     ----------     ----------
Income from investment operations
  Net investment income(1)                                   0.75           0.76           1.12           1.34           1.38
  Net realized and unrealized gain (loss)                    0.46           0.01           0.84          (1.15)          0.58
                                                         --------       --------       --------     ----------     ----------
  Total from investment operations                           1.21           0.77           1.96           0.19           1.96
                                                         --------       --------       --------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                                (0.47)         (0.31)         (4.31)         (2.08)         (1.21)
  From realized gain                                         0.00           0.00           0.00          (0.01)         (0.34)
  From tax return of capital                                 0.13           0.00           0.00           0.00           0.00
                                                         --------       --------       --------     ----------     ----------
  Total distributions declared to shareholders (0.60)       (0.31)         (4.31)         (2.09)         (1.55)
                                                         --------       --------       --------     ----------     ----------
  Net asset value--end of period                           $20.04         $19.43         $18.97         $21.32         $23.22
                                                         ========       ========       ========     ==========     ==========

Total return(1)                                              6.44%          4.07%          9.68%          0.79%          8.73%
Ratios (to average daily net
  assets)/Supplemental data
  Net assets at end of period (000 omitted)*             $364,460       $422,626       $454,333     $1,051,443     $1,352,383
  Expenses                                                   0.59%          0.56%          0.53%          0.52%          0.52%
  Net investment income                                      3.89%          3.94%          5.21%          5.82%          5.92%
  Portfolio turnover                                          159%           211%           240%           162%           156%

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 3.98% to 3.94%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(1) Calculated based on average shares outstanding.

                                     Standish Group of Global Fixed Income Funds

Financial Highlights

International Fixed Income Fund II

                                                                                               For the period
                                                                                               June 30, 1999
                                                                                               (commencement
                                                                                               of operations)
For the fiscal year ended December 31:                        2002        2001*        2000  to December 31, 1999
Net asset value--beginning of period                         $17.83      $18.87       $19.47       $20.00
                                                            -------     -------      -------      -------
Income from investment operations
  Net investment income(1), (2)                                0.73        0.73         0.98         0.61
  Net realized and unrealized gain (loss)                      3.10       (1.74)       (1.50)       (0.04)
                                                            -------     -------      -------      -------
  Total from investment operations                             3.83       (1.01)       (0.52)        0.57
                                                            -------     -------      -------      -------

Less distributions declared to shareholders
  From net investment income                                   0.00       (0.03)       (0.08)       (0.67)
                                                            -------     -------      -------      -------
  Total distributions declared to shareholders                 0.00       (0.03)       (0.08)       (1.10)
                                                            -------     -------      -------      -------
  Net asset value--end of period                             $21.66      $17.83       $18.87       $19.47
                                                            =======     =======      =======      =======
Total return(5)                                               21.48%      (5.31)%      (2.73)%       2.84%(4)
  Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)*                $21,202     $40,337      $41,614      $23,999
  Expenses(2)                                                  0.55%       0.55%        0.27%        0.00%(3)
  Net investment income(2)                                     3.87%       3.99%        5.30%        5.93%
  Portfolio turnover                                            178%        205%         216%          91%(4)

(a)The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.002, increase net realized and unrealized gains and losses per share by $0.002 and decrease the ratio of net investment income to average net assets from 4.00% to 3.99%. Per share data and ratio/ supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)Calculated based on average shares outstanding
(2)For the periods indicated, the adviser voluntarily agreed not to impose its advisory fee on the portfolio and reimbursed the fund for its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                               $0.60       $0.68        $0.86        $0.51
Ratios (to average net assets)
  Expenses                                                    $1.23        0.85%        0.90%        1.02%(3)
  Net investment income                                        3.19%       3.69%        4.67%        4.91%(3)

(3) Computed on an annualized basis
(4) Not annualized
(5) Total return would have been lower in the absence of expense waivers

Standish Group of Global Fixed Income Funds

Financial Highlights

Global Fixed Income Fund

For the fiscal year ended December 31:                      2002           2001(a)        2000           1999           1998

Net asset value--beginning of period                       $18.45         $18.53         $18.76         $20.28         $20.39
                                                         --------       --------       --------       --------       --------
Income from investment operations
  Net investment income(1,3)                                 0.82           0.84           1.06(1)        1.26           1.28
  Net realized and unrealized gain (loss)                    0.44          (0.01)(2)       0.71          (1.38)          0.12
                                                         --------       --------       --------       --------       --------
  Total from investment operations                           1.26           0.83           1.77          (0.12)          1.40
                                                         --------       --------       --------       --------       --------

Less distributions declared to shareholders
  From net investment income                                (0.27)         (0.91)         (2.00)         (1.40)         (1.21)
  From realized gain                                         0.00           0.00           0.00           0.00          (0.30)
  From tax return of capital                                (0.01)          0.00           0.00           0.00           0.00
                                                         --------       --------       --------       --------       --------
  Total distributions declared to shareholders              (0.28)         (0.91)         (2.00)         (1.40)         (1.51)
                                                         --------       --------       --------       --------       --------
  Net asset value--end of period                           $19.43         $18.45         $18.53         $18.76         $20.28
                                                         ========       ========       ========       ========       ========

Total return                                                 6.94%          4.51%          9.79%        -0.64%           6.98%
Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)              $164,582       $359,858       $373,739       $379,246       $458,526
  Expenses                                                   0.60%          0.56%          0.56%          0.54%          0.56%
  Net investment income                                      4.43%          4.46%          5.59%          6.31%          6.18%
  Portfolio turnover(2)                                       205%           251%           236%           172%           162%

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, to increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 4.50% to 4.46%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1) Calculated based on average shares outstanding.
(2) The portfolio turnover rate listed is for Standish Global Fixed Income Portfolio. Because the fund does not make investments directly in securities, the fund does not have any portoflio turnover activity.

                                     Standish Group of Global Fixed Income Funds

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Standish Group of Global Fixed Income Funds

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                                     Standish Group of Global Fixed Income Funds

For More Information

Standish Mellon Asset Management Company LLC is an investment counseling firm that manages assets for institutional investors and high net worth individuals as well as mutual funds. Standish Mellon offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

For investors who want more information about the Standish International Fixed Income Fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to Institutional Class shareholders. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the performance of the fund's Institutional Class during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the fund by contacting the fund at:

Standish Funds
P.O. Box 51407
Boston, MA 02205-1407
Telephone: 1.800.221.4795

Email:
funds@standishmellon.com

Internet:
http://www.standishmellon.com

Investors can review the fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o     Free from the Commission's Internet website at http:// www.sec.gov

[LOGO] STANDISH FUNDS(R)
One Boston Place
Boston, MA 02108-4408
800.221.4795
www.standishmellon.com

                                                          Investment Company Act
                                                          file number (811-4813)

Standish Group of Global Fixed Income Funds

May 1, 2003

                                 [STANDISH LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                   Standish Group of Global Fixed Income Funds
                   -------------------------------------------
                    Standish International Fixed Income Fund
                   Standish International Fixed Income Fund II
                        Standish Global Fixed Income Fund

      This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated May 1, 2003, as amended and/or supplemented from time to time, of Standish International Fixed Income Fund Institutional Class (International Fixed Income Fund), Standish International Fixed Income Fund II (International Fixed Income Fund II) and Standish Global Fixed Income Fund (Global Fixed Income Fund), each a separate investment series of Standish, Ayer & Wood Investment Trust (the Trust).

      The SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements which are included in the 2002 annual reports to shareholders are incorporated by reference into this SAI.

                        ---------------------------------

                                    Contents

INVESTMENT OBJECTIVES AND POLICIES............................................2
INVESTMENT RESTRICTIONS......................................................27
CALCULATION OF PERFORMANCE DATA..............................................29
MANAGEMENT...................................................................35
PURCHASE AND REDEMPTION OF SHARES............................................46
PORTFOLIO TRANSACTIONS.......................................................46
DETERMINATION OF NET ASSET VALUE.............................................47
THE FUNDS AND THEIR SHARES...................................................48
THE PORTFOLIOS AND THEIR INVESTORS...........................................49
TAXATION.....................................................................50
ADDITIONAL INFORMATION.......................................................55
EXPERTS AND FINANCIAL STATEMENTS.............................................56
APPENDIX.....................................................................56

                       INVESTMENT OBJECTIVES AND POLICIES

      The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of the funds' investment policies in the prospectus.

      Master/Feeder Structure. Global Fixed Income Fund invests all of its investible assets in Standish Global Fixed Income Portfolio (the "Portfolio"). This fund is sometimes referred to in this SAI as the feeder fund. The International Fixed Income Fund and International Fixed Income Fund II are sometimes referred to in this SAI as the non-feeder funds because they invest directly in securities. The Portfolio is a series of Standish, Ayer and Wood Master Portfolio ("Portfolio Trust"), an open-end management investment company, and has the same investment objective and restrictions as its corresponding fund. Because the feeder fund invests all of its investible assets in the Portfolio, the description of the fund's investment policies, techniques, specific investments and related risks that follows also applies to the Portfolio.

      In addition to this feeder fund, other feeder funds may invest in this Portfolio, and information about the other feeder funds is available from Standish Mellon Asset Management Company LLC. The other feeder funds invest in the Portfolio on the same terms as the funds and bear a proportionate share of the Portfolio's expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the fund, which may produce different investment results.

      There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in the Portfolio may reduce the diversification of the Portfolio's investments, reduce economies of scale and increase the Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of the Portfolio that is not approved by the Trust's Board of Trustees, the fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of the fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the fund to incur expenses it would not otherwise be required to pay.

      If the fund is requested to vote on a matter affecting the Portfolio in which it invests, the fund will call a meeting of its shareholders to vote on the matter. The fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the fund's shareholders voted on the matter. The fund will vote those shares held by its shareholders who did not vote in the same proportion as those fund shareholders who did vote on the matter. A majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

      Adviser. Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "Adviser") is the investment adviser to the Portfolios and the non-feeder funds.

      Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

      Credit Quality. Investment grade securities are those that are rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poors"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch).

      Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

      Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's, Duff or Fitch, or, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent a fund invests in medium grade or below investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

      If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a fund is downgraded below the minimum rating required for the particular fund, the adviser will determine whether to retain that security in the fund's portfolio.

      Maturity and Duration. Each fund generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years or less. However, each fund may purchase individual securities with effective maturities that are outside of these ranges. The effective maturity of an individual portfolio security in which a fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

      Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

      Securities. The funds invest primarily in all types of fixed income securities. In addition, each fund may purchase shares of other investment companies and real estate investment trusts ("REITs"). Each fund may also enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to each fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

International Fixed Income Fund

      Additional Investment Information. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities. The Fund also invests at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets.

      Country Selection. Under normal market conditions, the Fund's assets are invested in securities of issuers located in at least five countries, not including the United States. The Fund may invest a substantial portion of its assets in one or more of those five countries. The Fund may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

      Credit Quality. The Fund invests primarily in investment grade fixed income securities. The Fund may, however, invest up to 15% of its total assets in securities rated Ba or below by Moody's or BB or below by Standard and Poor's, Duff or Fitch, or, if not rated, judged by Standish Mellon to be of equivalent credit quality. The average dollar-weighted credit quality of the Fund's portfolio is expected to be in the range of A to Aa according to Moody's or A to AA according to Standard & Poor's, Duff or Fitch.

International Fixed Income Fund II

      Additional Investment Information. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities. The Fund also invests at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets.

      Country Selection. Under normal market conditions, the Fund's assets are invested in securities of issuers located in at least five countries, not including the United States. The Fund may invest a substantial portion of its assets in one or more of those five countries. The Fund may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

      Credit Quality. The Fund invests primarily in investment grade fixed income securities. The Fund may, however, invest up to 15% of its total assets in securities rated Ba or below by Moody's or BB or below by Standard and Poor's, Duff or Fitch, or, if not rated, judged by Standish Mellon to be of equivalent credit quality. The average dollar-weighted credit quality of the Fund's portfolio is expected to be in the range of A to Aa according to Moody's or A to AA according to Standard & Poor's, Duff or Fitch.

Global Fixed Income Fund

      Additional Investment Information. Under normal market conditions, the Portfolio invests at least 80% of its net assets in fixed income securities of foreign governments or their political subdivisions and companies located in countries around the world, including the United States. The portfolio may also lend portfolio securities and engage in short sales.

      Country Selection. Under normal market conditions, the Portfolio's assets are invested in securities of issuers located in at least three different countries, one of which may be in the United States. The Portfolio intends, however, to invest in no fewer then eight foreign countries. The Portfolio may invest a substantial portion of its assets in one or more of those eight countries. The Portfolio may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

      Credit Quality. The Portfolio invests primarily in investment grade fixed income securities. The Portfolio may, however, invest up to 15% of its total assets in below investment grade securities or, if not rated, judged by Standish Mellon to be of equivalent credit quality but will not invest in securities rated lower than B. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be in a range of A to Aa according to Moody's or A to AA according to Standard & Poor's, Duff, Fitch.

Description of Securities and Related Risks

General Risks of Investing

      The Prospectus discusses the principal risk of investing in each fund. The following discussion provides additional information on the risks associated with an investment in a fund. Each fund invests primarily in fixed income securities and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The Portfolios and the International Fixed Income Fund and International Fixed Income Fund II are also subject to risks associated with direct investments in foreign securities as described under the "Specific Risks" section.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Specific Risks

      The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

      Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPs").

      Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

      Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

      Investing in Emerging Markets. Although each fund invests primarily in securities of established issuers based in developed foreign countries, each may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. Each Fund may invest up to 10% of its total assets in issuers located in emerging markets generally, with a limit of 3% of total assets invested in issuers located in any one emerging market.. These limitations do not apply to investments denominated or quoted in the euro. These funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital; (ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the emerging market countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. A fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the funds, the adviser and its affiliates and their respective clients and other service providers. The funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on each fund's performance and may adversely affect the liquidity of each fund's investment to the extent that it invests in certain emerging market countries.

      Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

      In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, a fund may invest only through investment the funds in such emerging market countries.

      The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

      Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

      Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

      Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

      Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

      Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

      Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

      The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

      There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse affect on market prices of securities and payment of dividends.

      Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a fund's securities are denominated may have a detrimental impact on the fund's net asset value except to the extent such foreign currency exposure is subject to hedging transactions. Each fund may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and currency options. Each fund's use of currency transactions may expose it to risks independent of its securities positions. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a discussion of the risks associated with such strategies.

      Below Investment Grade Fixed Income Securities. Each Fund may invest up to 15% of its total assets in below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities or "junk bonds", may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

      The amount of high yield, fixed income securities proliferated in the 1980s and 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

      The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not based on the funds' fundamental analysis, may depress the prices for such securities.

      Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

      The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

      The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the funds' ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.

      Federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

      Below investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

      Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The adviser continually monitors the investments in each fund's portfolio and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

      For the fiscal year ended December 31, 2002, each fund's investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:

International Fixed Income Fund

Investments                                  Percentage
-----------                                  ----------
U.S. Governmental securities                      9.99%
U.S. Government Agency securities                 4.16%
Corporate Bonds:
Aaa or AAA
Aa or AA                                         54.22%
A                                                11.63%
Baa or BBB                                       10.95%
Ba or BB                                          5.83%
B                                                 2.27%
Below B                                            .95%
                                                     0%
                                                 ------
                                                 100.0%
                                                 ======

Global Fixed Income Portfolio

Investments                                  Percentage
-----------                                  ----------
U.S. Governmental securities                     16.11%
U.S. Government Agency securities                 6.24%
Corporate Bonds:
Aaa or AAA
Aa or AA                                         41.71%
A                                                 7.87%
Baa or BBB                                        7.47%
Ba or BB                                         13.85%
B                                                 4.11%
Below B                                           2.64%
                                                     0%
                                                 ------
                                                 100.0%
                                                 ======

International Fixed Income Fund II

Investments                                  Percentage
-----------                                  ----------
U.S. Governmental securities                      7.04%
U.S. Government Agency securities                 5.16%
Corporate Bonds:
Aaa or AAA                                       53.41%
Aa or AA                                         13.93%
A                                                10.17%
Baa or BBB                                        6.53%
Ba or BB                                          2.15%
B                                                 1.61%
Below B                                              0%
                                                 ------
                                                 100.0%
                                                 ======

      Sovereign Debt Obligations. Each fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Brady Bonds. Each fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

      Obligations of Supranational Entities. Each fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

      Eurodollar and Yankee Dollar Investments. Each fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Each of the funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

      Mortgage-Backed Securities. Each fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a fund's exposure to rising interest rates and prevent a fund from taking advantage of such higher yields.

      GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury.

      Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The funds do not intend to purchase residual interests in REMICs.

      Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a fund may fail to recoup fully its initial investment in these securities. Although the markets for SMBS and CMOs are increasingly liquid, certain SMBS and CMOs may not be readily marketable and will be considered illiquid for purposes of each fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Life of Mortgage-Related Obligations. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

      As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

      Asset-Backed Securities. Each fund may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

      Convertible Securities. Each fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

      Warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

      Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

      Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. A fund may invest in 2 investment companies that are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series ("WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

      Real Estate Investment Trusts. Each fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

      Inverse Floating Rate Securities. Each fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

      Zero Coupon and Deferred Payment Securities. Each fund may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Structured or Hybrid Notes. Each fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the funds' limitations on investments in illiquid securities. Global Fixed Income Portfolio, International Fixed Income Fund and International Fixed Income Fund II have no limit on investments in structured or hybrid notes. However, it is expected that not more than 5% of each fund's net assets will be at risk as a result of such investments.

Investment Techniques and Related Risks

      Strategic Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-equity, or to seek to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolios resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of net assets at any one time to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that short-term interest rates as indicated in the forward yield curve are too high, a fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the fund's net loss exposure.

      The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company.

      Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

      General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

      A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poors or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

      If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

      Each fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be covered (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

      A fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

      Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

      General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

      The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

      The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations, including proposed amendments, provide that the funds may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that either (x) the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each fund's respective net asset value, after taking into account unrealized profits and losses on such positions or (y) the aggregate notional value of such positions does not exceed the liquidation value of the fund 's portfolio after taking into account realized profits and unrealized losses on any subcontracts entered into. The CFTC has provided assurances that mutual funds may rely on the proposed amendments to the regulations prior to their adoption. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

      Currency Transactions. Each fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poors or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

      Each fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The funds will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to non-hedging transactions or proxy hedging as described below.

      Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean government bond and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

      To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

      Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

      Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The funds may also purchase or sell (write) call and put options on swaps, which are also known as swaptions. The funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a fund's portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. Each fund will attempt to limit net loss exposure from Strategic Transactions entered into for non-hedging purposes to not more than 3% of net assets.

      A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

      Each fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of a fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Portfolio Trust and the Trust have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

      Risks of Strategic Transactions Outside the United States. The funds may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

      Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each fund will cover Strategic Transactions as required by interpretive positions of the SEC. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      "When-Issued", "Delayed Delivery" and "Forward Commitment" Securities. Each Fund may invest up to 25% of its net assets in securities purchased on a when-issued or delayed delivery basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a fund enters into the commitment, but interest will not accrue to the fund until delivery of and payment for the securities. Although a fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, each fund may sell the securities before the settlement date if deemed advisable by the adviser.

      Unless a fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the fund will segregate, on its records or with its custodian, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's commitment.

      Securities purchased on a "when-issued", "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by a fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued", "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

      Repurchase Agreements. Each Fund may invest up to 25% of its net assets in repurchase agreements. A repurchase agreement is an agreement under which a fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the fund and is unrelated to the interest rate on the instruments. The instruments acquired by a fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the fund's custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust or the Portfolio Trust, as the case may be.

      The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a fund at a time when their market value has declined, the fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a fund are collateral for a loan by the fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a fund may not be able to substantiate its interest in the instruments it acquires. While the trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

      Forward Roll Transactions. To seek to enhance current income, Global Fixed Income Portfolio, International Fixed Income Fund and International Fixed Income Fund II may each invest up to 5%, 10% and 10%, respectively, of its net assets in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, a fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that a fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

      Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a fund, the net asset value of the fund would fall faster than would otherwise be the case.

      Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must segregate cash or liquid assets on its records or in a segregated account with the fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of each funds net assets.

      Loans of Portfolio Securities. Subject to its investment restrictions, each fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

      At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

      Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

      The Boards of Trustees have adopted guidelines and delegated to the advisers the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

      Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

      U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

      International Fixed Income Fund, International Fixed Income Fund II and Global Fixed Income Portfolio may each invest in commercial paper rated P-1 by Moody's or A-1 by Standard & Poors or Duff-1 by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

      Temporary Defensive Investments. Each fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.

      Portfolio Turnover. It is not the policy of any of the funds to purchase or sell securities for trading purposes. However, each fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. A fund may therefore generally change its portfolio investments at any time in accordance with the adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to a fund's shareholders as ordinary income.

      Portfolio Diversification and Concentration. Each Fund is non-diversified which means that it may, with respect to up to 50% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of a fund's assets in the securities of a small number of foreign issuers will cause the fund's net asset value to be more sensitive to events affecting those issuers. None of the funds will concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

      The funds and the Portfolios have adopted the following fundamental policies. Each fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of a majority of the outstanding voting securities" of the fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund or the Portfolio.

Standish International Fixed Income Fund and Standish International Fixed Income Fund II.

      As a matter of fundamental policy, each of the International Fixed Income Fund and International Fixed Income Fund II may not:

1. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.

3. Lend portfolio securities, except that the fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

      The following restrictions are not fundamental policies and may be changed by the trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. Each Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

c.    Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Standish Global Fixed Income Fund and Standish Global Fixed Income Portfolio.

      As a matter of fundamental policy, the Portfolio (fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

3.    Purchase real estate or real estate mortgage loans, although the Portfolio
      (fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

4. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio (fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
      (fund) may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Lend portfolio securities, except that the Portfolio (fund) may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower), except that the Portfolio may enter into repurchase agreements and except that the fund may enter into repurchase agreements with respect to 25% of the value of its net assets.

      The following restrictions are not fundamental policies and may be changed by the trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 25% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fund but not the Portfolio).

d. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the fund but not the Portfolio).

                                     ******

      Notwithstanding any fundamental or non-fundamental policy Global Fixed Income Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open end management investment company with substantially the same investment objective as the respective fund.

      If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's or a fund's assets will not constitute a violation of the restriction.

                         CALCULATION OF PERFORMANCE DATA

      Each fund may, from time to time, advertise certain total return and yield information. A fund's average annual total return, including average annual total return after taking into account taxes paid on distributions from the fund and taxes paid upon the complete liquidation of the investment in the fund, is calculated by finding the average annual compound rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations if shorter) that would equate the initial amount invested to the ending value according to the following formulas:

      Average annual return : T = (ERV/P)^(1/N) - 1

      Average annual return after taxes on distributions: T1 = (ATVD/P)^(1/N) -
      1

      Average annual return after taxes on distributions and redemptions: T2 = (ATVDr/P)^(1/N) - 1

      Where:

      P = a hypothetical initial payment of $1,000.

      T = average annual total return.

      T1 = average annual total return (after taxes on distributions).

      T2 = average annual total return (after taxes on distributions and redemptions).

      n = number of years

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

      ATVD = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      ATVDr = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

      For average annual total return calculations which reflect the payment of taxes, the highest individual marginal federal income tax rates in effect on the date of reinvestment of the dividend is applied to each component of the distribution (e.g., ordinary income, short-term capital gain or long-term capital gain). No taxes are due on the portions of the distributions which are classified as exempt interest or which are non-taxable, such as returns of capital. When calculating taxes on redemptions, a complete redemption at the end of the 1-, 5- or 10-year periods is assumed and net redemption proceeds are determined by subtracting capital gains taxes resulting from the redemption and adding the benefits, if any, from capital losses resulting from the redemption. The highest federal individual capital gains rate for each type of gain (e.g., short-term or long-term) in effect on the date of the redemption is used to determine the net taxes due on the redemption. The applicable tax rates used for determining taxes on distributions and redemptions may vary over the measurement periods. State and local taxes are not considered in these calculations. In addition, the after-tax calculations disregard the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum tax. Actual after-tax performance will differ depending on your individual circumstances.

         The funds' average annual total return for the one-year, five-year, ten year and since inception periods ended December 31, 2002, and the average annualized yield for the 30-day period ended December 31, 2002 were as follows:

                                                  Average Annual Total Return*
                                                  ---------------------------
                                                                           Since
                 Fund                     1-Year    5-Year    10-Year    Inception    Yield
                 ----                     ------    ------    -------    ---------    -----
Global Fixed Income Fund (1)                6.94     5.46        N/A       6.80       4.19
     Return before taxes
     Return after taxes on                  6.31     2.91        N/A       4.11
     distributions
     Return after taxes on                  4.24     3.06        N/A       4.10
distributions and redemptions
International Fixed Income Fund (2)         6.44     5.89       8.59       9.07       4.16
     Return before taxes
     Return after taxes on                  5.16     2.56       5.21
     distributions
     Return after taxes on                  3.90     3.00       5.32
distributions and redemptions
International Fixed Income Fund II (3)     21.48      N/A        N/A       4.09       3.00
     Return before taxes
     Return after taxes on                 21.48      N/A        N/A       3.38
     distributions
     Return after taxes on                 13.19      N/A        N/A       2.93
distributions and redemptions

*The adviser voluntarily capped each fund's expenses for various periods since inception. Had the adviser not taken these actions, each fund's performance would be lower.

(1)   Global Fixed Income Fund commenced operations on January 3, 1994.
(2)   International Fixed Income Fund commenced operations on January 2, 1991.
(3)   International Fixed Income Fund II commenced operations on June 30, 1999.

      These performance quotations should not be considered as representative of any fund's performance for any specified period in the future. In addition to average annual return quotations, the funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

International Fixed Income Fund

                   Quarter/Year           Net            Gross
                   -------------------------------------------
                       1Q91             (2.90)%         (2.75)%
                       2Q91             (1.76)          (1.48)
                       3Q91              9.99           10.18
                       4Q91              9.69            9.84
                       1991             15.07           15.95
                       1Q92             (2.43)           2.26
                       2Q92              9.45            9.59
                       3Q92              4.30            4.44
                       4Q92             (2.97)          (2.82)
                       1992              8.07            8.71
                       1Q93              6.18            6.31

                   Quarter/Year           Net            Gross
                   -------------------------------------------
                       3Q93              5.26            5.40
                       4Q93              5.06            5.18
                       1993             23.77           24.38
                       1Q94             (5.78)          (5.66)
                       2Q94             (4.48)          (4.35)
                       3Q94             (0.95)          (0.82)
                       4Q94              1.84            1.97
                       1994             (9.22)          (8.74)
                       1Q95              2.59            2.72
                       2Q95              4.71            4.84
                       3Q95              4.01            4.16
                       4Q95              5.74            5.88
                       1995             18.13           18.75
                       1Q96              0.73            0.86
                       2Q96              3.49            3.63
                       3Q96              5.36            5.49
                       4Q96              4.95            5.07
                       1996             15.28           15.85
                       1Q97              1.46            1.59
                       2Q97              3.74            3.89
                       3Q97              3.78            3.91
                       4Q97              2.40            2.53
                       1997             11.86           12.44
                       1Q98              2.55            2.67
                       2Q98              1.74            1.87
                       3Q98              2.99            3.11
                       4Q98              1.19            1.33
                       1998              8.73            9.28
                       1Q99              2.07            2.19
                       2Q99             (0.77)          (0.65)
                       3Q99             (1.43)          (1.32)
                       4Q99              0.96            1.11
                       1999              0.79            1.31
                       1Q00              2.11            2.25
                       2Q00              1.82            1.96
                       3Q00              1.76            1.91
                       4Q00              3.68            3.83
                       2000              9.68           10.32
                       1Q01              3.05            3.21
                       2Q01             (0.31)          (0.15)
                       3Q01              0.83            0.98
                       4Q01              0.47            0.62
                       2001              4.07            4.70
                       1Q02             (0.41)          (0.27)
                       2Q02              2.24            2.39
                       3Q02              2.45            2.61
                       4Q02              2.04            2.19
                       2002              6.44            7.08

Global Fixed Income Fund

                   Quarter/Year          Net            Gross
                   -------------------------------------------
                       1Q94             (4.80)%         (4.64)%
                       2Q94             (3.56)          (3.40)
                       3Q94             (0.77)          (0.05)
                       4Q94              1.44            1.60
                       1994             (7.06)          (6.46)
                       1Q95              2.94            3.10
                       2Q95              5.21            5.36
                       3Q95              3.80            3.95
                       4Q95              5.09            5.26
                       1995             18.13           18.84
                       1Q96              0.05            0.21
                       2Q96              2.59            2.75
                       3Q96              4.97            5.14
                       4Q96              4.91            5.08
                       1996             13.03           13.76
                       1Q97              0.99            1.14
                       2Q97              3.99            4.14
                       3Q97              3.79            3.94
                       4Q97              2.46            2.65
                       1997             11.68           12.38
                       1Q98              2.21            2.36
                       2Q98              1.78            1.91
                       3Q98              2.34            2.48
                       4Q98              0.49            0.62
                       1998              6.98            7.57
                       1Q99              1.33            1.48
                       2Q99             (0.78)          (0.66)
                       3Q99             (1.31)          (1.18)
                       4Q99              0.14            0.29
                       1999             (0.64)          (0.09)
                       1Q00              2.08            2.22
                       2Q00              1.43            1.59
                       3Q00              1.90            2.06
                       4Q00              4.05            4.20
                       2000              9.79           10.43
                       1Q01              2.86            3.00
                       2Q01             (0.53)          (0.39)
                       3Q01              1.50            1.65
                       4Q01              0.63            0.78
                       2001              4.51            5.10
                       1Q02             (0.54)          (0.40)
                       2Q02              2.88            3.02
                       3Q02              2.64            2.80
                       4Q02              1.83            2.01
                       2002              6.94            7.60

International Fixed Income Fund II

                   Quarter/Year           Net           Gross
                   -------------------------------------------
                       3Q99              4.61            4.61
                       4Q99             (1.69)          (1.69)
                       1999              2.84            2.84
                       1Q00             (1.13)          (1.13)
                       2Q00             (0.89)          (0.89)
                       3Q00             (4.53)          (4.43)
                       4Q00              3.97            4.12
                       2000             (2.73)          (2.48)
                       1Q01             (5.09)          (4.96)
                       2Q01             (2.01)          (1.88)
                       3Q01              6.04            6.24
                       4Q01             (3.99)          (3.85)
                       2001             (5.31)          (4.74)
                       1Q02             (1.91)          (1.77)
                       2Q02             14.87           15.02
                       3Q02              1.69            1.83
                       4Q02              6.02            6.16
                       2002             21.48           22.14

      These performance quotations should not be considered as representative of a fund's performance for any specified period in the future. Each fund's performance may be compared in sales literature and advertisements to the performance of other mutual funds and separately managed discretionary accounts (including private investment companies) having similar objectives or to standardized indices or other measures of investment performance. In particular International Fixed Income Fund and International Fixed Income Fund II may each compare its performance to the J. P. Morgan Non-U.S. Government Bond Index (hedged), which is an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. The Global Fixed Income Fund and the Global Fixed Income Portfolio may compare their performance to the Lehman Brothers Global Aggregate Index, which is generally considered to be a broad-based measure of the global investment grade fixed income markets, and the J.P. Morgan Global Government Bond Index, which is generally considered to be representative of the performance of fixed rate, domestic government bonds from thirteen countries.

      Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

      The Board of Trustees has established the investment objective and policies which govern each fund's and each Portfolio's operation. The Board has appointed officers of the Trust and Portfolio Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. The trustees of the Portfolio Trust are identical to the trustees of the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish Mellon Asset Management Company LLC.


Name, Address and          Term of        Principal Occupation(s)          Number of           Other
(Age)                    Office and       During Past 5 Years             Portfolios       Directorships
Position with the         Length of                                         in Fund        Held by Trustees
Trust or Portfolio         Time                                            Complex
Trust                     Served*                                          Overseen
                                                                          by Trustee
--------------------------------------------------------------------------------------------------------------
                                          Disinterested Trustees
--------------------------------------------------------------------------------------------------------------
Samuel C. Fleming        Since 1986       Chairman of the Board              29            Director, Port
(62) Trustee                              and Chief Executive                              Financial Corp;
c/o Decision                              Officer, Decision                                Cambridgeport Bank;
Resources, Inc.                           Resources, Inc.;                                 and Charles Bridge
1100 Winter Street                        Trustee, Cornell                                 Publishing
Waltham, MA 02451                         University; Director,
                                          CareGroup, Inc.

Benjamin M. Friedman     Since 1986       William Joseph                     29            Director,
(58) Trustee c/o                          Maier, Professor                                 Private Export
Harvard University                        of Political                                     Funding Corp.;
Cambridge, MA 02138                       Economy, Harvard                                 Britanica.com;
                                          University                                       Harvard
                                                                                           Magazine; and
                                                                                           Harvard Hillel

John H. Hewitt           Since 1986       Trustee, The                       29
(68), Trustee                             Peabody
P.O. Box 233 New                          Foundation;
London, NH 03257                          Trustee, Mertens
                                          House, Inc.

Caleb Loring III (59)    Since 1986       Trustee, Essex Street              29
Trustee                                   Associates (family
c/o Essex Street                          investment trust office);
Associates                                Director, Holyoke Mutual
400 Essex Street                          Insurance Company; Director,
Beverly, MA 01915                         Carter Family Corporation;
                                          Board Member, Gordon-Conwell
                                          Theological Seminary;
                                          Chairman of the Advisory
                                          Board, Salvation Army;
                                          Chairman, Vision New England
--------------------------------------------------------------------------------
                                          Interested Trustees
--------------------------------------------------------------------------------
**Richard S. Wood (48)   Since 1989       President, Director                29
President and Trustee                     and Vice Chairman of
c/o Standish Mellon                       Standish Mellon Asset
Asset Management                          Management Company LLC
Company LLC,                              since July 2001;
One Boston Place                          formerly President and
Boston, MA 02108                          Managing Director,
                                          Standish, Ayer & Wood,
                                          Inc.; Executive Vice
                                          President and
                                          Director, Standish
                                          International Management
                                          Company LLC
--------------------------------------------------------------------------------
               Interested Principal Officers who are not Trustees
--------------------------------------------------------------------------------
Beverly E. Banfield      Since 2002       Director and Chief
(46) Vice President                       Compliance Officer
and Secretary c/o                         since July 2001,
Standish Mellon Asset                     Standish Mellon Asset
Management Company                        Management Company
LLC, One Boston Place                     LLC; formerly Director
Boston, MA 02108                          and Compliance
                                          Officer, Standish,
                                          Ayer & Wood, Inc.

Steven M. Anderson       Since 2002       Vice President
(37) Vice President                       Standish Mellon Asset
and Treasurer c/o                         Management Company
Standish Mellon Asset                     since January 2003;
Management Company                        formerly Assistant
LLC, One Boston Place                     Vice President,
Boston, MA 02108                          Standish Mellon Asset
                                          Management Company LLC
                                          since July 2001;
                                          formerly Assistant
                                          Vice President and
                                          Mutual Funds
                                          Controller, Standish,
                                          Ayer & Wood, Inc.
                                          since April 1998

Denise B. Kneeland       Since 1996       Vice President,
(51) Assistant Vice                       Standish Mellon Asset
President c/o Standish                    Management Company LLC
Mellon Asset                              since July 2001;
Management Company                        formerly Vice
LLC, One Boston Place                     President and Manager,
Boston, MA 02108                          Mutual Funds
                                          Operations, Standish,
                                          Ayer & Wood, Inc.

Lisa Kane (32)           Since 2000       Vice President, Standish
Assistant Vice                            Mellon Asset Management
President c/o Standish                    Company LLC since June 2002;
Mellon Asset                              formerly Assistant Vice
Management Company                        President, Standish Mellon
LLC, One Boston Place                     Asset Management Company LLC
Boston, MA 02108                          since July 2001; formerly
                                          Assistant Vice President and
                                          Client Service Professional,
                                          Standish, Ayer & Wood, Inc.

Cara E. Hultgren (32)    Since 2002       Assistant Vice President,
Assistant Vice                            Standish Mellon Asset
President c/o Standish                    Management Company LLC since
Mellon Asset                              June 2002; formerly
Management Company                        Supervisor, Mutual Fund
LLC, One Boston Place                     Operations, Standish Mellon
Boston, MA 02108                          Asset Management Company LLC
                                          since July 2001; formerly
                                          Supervisor, Mutual Fund
                                          Operations, Standish, Ayer &
                                          Wood, Inc.

Jonathan M. Windham      Since 2002       Asistant Vice President,
(28) Assistant Vice                       Standish Mellon Asset
President c/o Standish                    Management Company LLC since
Mellon Asset                              January 2003; formerly
Management Company                        Performance Analyst,
LLC, One Boston Place                     Standish Mellon Asset
Boston, MA 02108                          Management Company LLC since
                                          July 2001; formerly
                                          Performance Analyst,
                                          Standish, Ayer & Wood, Inc.
                                          since 2000; formerly Fund
                                          Pricing Specialist/Analyst,
                                          PFPC, Inc. since 1997; prior
                                          to 1997, student

Scott B. Simonds (42)                     Compliance Analyst,
c/o Standish Mellon                       Boston Partners; Fund
Asset Management                          Accountant, Mellon
Company LLC,                              Financial Corp.
One Boston Place
Boston, MA 02108

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Wood is an "interested Trustee," as defined in the 1940 Act due to his position as President of Standish Mellon.

      The Trust and the Portfolio Trust each have two standing committees of the Board - an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Disinterested Trustee, serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees who are not "interested persons" of the Trust or the Portfolio Trust (the "Disinterested Trustees"). The board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

      During the most recently completed fiscal year for the Trust and the Portfolio Trust, the Trust's Board of Trustees held 6 meetings and the Portfolio Trust's Board of Trustees held 5 meetings. The Audit Committee held 5 meetings and the Nominating Committee held no meetings.

Set Forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002:

--------------------------------------------------------------------------------------------------------------
            Name of Trustee                  Dollar Range of Equity                Aggregate Dollar Range of
                                           Securities in the Trust or              Equity Securities in All
                                                 Portfolio Trust                     Registered Investment
                                                                                     Companies Overseen by
                                                                                    Trustee in the Standish
                                                                                    Mellon Family of Funds
--------------------------------------------------------------------------------------------------------------
                                              Disinterested Trustees
--------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                    Standish Massachusetts                  Over $100,000
                                              Intermediate Tax Bond Fund:
                                          $50,001 - 100,000; Standish Select
                                             Value Fund: $10,001 - 50,000
--------------------------------------------------------------------------------------------------------------
           Benjamin M. Friedman           Standish Short Term Asset Reserve             Over $100,000
                                              Fund: $50,001 - 100,000;

                                           Standish International Fixed
                                          Income Fund: $50,001 - 100,000
--------------------------------------------------------------------------------------------------------------
           John H. Hewitt                 Standish High Yield Bond Fund:                Over $100,000
                                                   Over $100,000

                                          Standish Small Cap Value Fund:
                                                   Over $100,000
--------------------------------------------------------------------------------------------------------------
           Caleb Loring, III              Standish International Fixed Income      Between $10,001 and $50,000
                                                Fund II: $10,001 - 50,000

                                          Standish Tax Sensitive Equity
                                             Fund: $10,001 - 50,000
--------------------------------------------------------------------------------------------------------------
                                                Interested Trustees
--------------------------------------------------------------------------------------------------------------
           Richard S. Wood                Standish International Fixed Income           Over $100,000
                                                   Fund: Over $100,000

                                          Standish Global Fixed Income Fund:
                                                     Over $100,000

                                          Standish Massachusetts Tax Exempt
                                              Bond Fund: Over $100,000

                                          Standish Select Value Fund: Over
                                                      $100,000

                                          Standish Small Cap Growth Fund:
                                                   Over $100,000

                                          Standish Small Cap Value Fund:
                                                   Over $100,000

                                          Standish International Small Cap
                                                 Fund: Over $100,000

                                          Standish International Equity
                                             Fund: $10,001 - 50,000
--------------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

      Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust or the Portfolio Trust during the fiscal year ended December 31, 2002, except that certain Trustees and officers who are directors and officers of Standish, may from time to time, purchase additional shares of common stock of Mellon Financial Corporation, the publicly traded indirect parent company of Standish.

      The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's trustees as of each fund's fiscal year ended December 31, 2002:

                                    Aggregate Compensation from the Funds

                                                                    Pension or
                                                                    Retirement
                         International   International   Global      Benefits       Total Compensation
                            Fixed          Fixed         Fixed      Accrued as       from Funds and
                            Income         Income        Income    Part of Funds'   Portfolio & Other
Name of Trustee             Fund*          Fund II**     Fund**      Expense        Funds in Complex*
-------------------------------------------------------------------------------------------------------
Samuel C. Fleming           $4,815          $704         $5,069        $0               $45,875
Benjamin M. Friedman        $4,815          $704         $5,069        $0               $45,875
John H. Hewitt              $4,970          $719         $5,192        $0               $47,125
Caleb Loring, III           $5,308          $744         $5,531        $0               $49,625
Richard S. Wood               $0             $0            $0          $0                 $0

* As of the date of this Statement of Additional Information there were 29 funds in the fund complex.
** The fund bears its pro rata allocation of trustees' fees paid by its corresponding Portfolio to the trustees of the Portfolio Trust.

Material Relationships of the Disinterested Trustees.

      For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

      As of December 31, 2002, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2001and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

      During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

      None of the Trust's or Portfolio Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:
(i) the Trust or Portfolio Trust, (ii) an officer of the Trust or Portfolio Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust or Portfolio Trust.

Certain Shareholders

      At March 31, 2003, trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of any fund except:

International Fixed Income Fund

                                                  Percentage of
Name and Address                                  Outstanding Shares
--------------------------------------------------------------------
Lockheed Martin Corp. Master Retirement           9.511%
100 Plaza One Mail Stop 3048
Jersey City, NJ 07311

MAC & Co. A/C ATTF1792052                         6.737%
P.O. Box 3198
Pittsburgh, PA 15230-3198

MAC & CO                                          5.284%
Mellon Bank N.A.
P.O. Box 3198
TUCF1781292
Pittsburgh, PA 15230-3198

Bost & Co A/C #LFEF7441002                        5.979%
FBO: Lifespan Corporation Endowment
Mutual Fund Operations
PO Box 3198
Pittsburgh, PA 15230-3198

International Fixed Income Fund II

                                                  Percentage of
Name and Address                                  Outstanding Shares
--------------------------------------------------------------------
Charles Schwab & Co., Inc. - Special              82.541%*
  Custody A/c For Exclusive
   Benefit of Customers
101 Montgomery St., Attn: Mutual Funds
San Francisco CA 94104

Global Fixed Income Fund

                                                  Percentage of
Name and Address                                  Outstanding Shares
--------------------------------------------------------------------
Amsouth Bank TTEE For Infirm                      28.696%*
 Health Systems Inc
PO Box 11426,
Birmingham AL 35202
Children's Medical Center Corporation             17.236%
1295 Boylston St Suite 300,
Boston MA 02215

National Financial Services Corp. for             12.573%
  the Exclusive
Benefit of our Customers
One World Financial Ctr, 200 Liberty St
5th Fl, New York NY 10281

BNY Clearing Services LLC Wrap Account            11.356%
111 E Kilborn Ave,
Milwaukee WI 53202

Mac & Co. A/C LNFF 5033902                        9.262%
Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

      *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

      Standish Mellon Asset Management Company LLC serves as the adviser to the Global Fixed Income Portfolio, International Fixed Income Fund and International Fixed Income Fund II pursuant to written investment advisory agreements. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Financial Corporation ("Mellon") of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers

Act of 1940 (the "Advisers Act"). Standish Mellon is a wholly owned subsidiary of Standish Mellon Asset Management Holdings LLC ("SMAMH"), a Delaware limited liability company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. SMAMH, which is a wholly owned subsidiary of Mellon, serves as the holding company for the ownership interests of Standish Mellon.

      The following constitute the members of the Board of Directors of Standish
Mellon: William F. Adam, Director; Edward H. Ladd, Chairman and Director; John
J. Nagorniak, Director; Ronald P. O'Hanley, Director; Patrick J. Sheppard, Director; Thomas P. Sorbo, Chief Operating Officer and Director; and Richard S. Wood, President and Director.

      Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the Portfolios' and the funds to use the name "Standish Mellon." In addition to those services, the adviser provides the High Grade Bond and Short-Term Bond Funds (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the High Grade Bond and Short-Term Bond Funds' or the applicable Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

      Fund                                       Contractual Advisory Fee Rate
      ----------------------------------         -----------------------------
      Global Fixed Income Portfolio                            0.40%
      International Fixed Income Fund                          0.40%
      International Fixed Income Fund II                       0.40%

      During the last three fiscal years ended December 31, 2002 the funds and the Portfolios paid advisory fees in the following amounts:

Fund                                        2000          2001          2002

Global Fixed Income Fund(1)                  N/A          N/A           N/A
Global Fixed Income Portfolio            $1,544,572    $1,494,501    $1,073,310
International Fixed Income Fund          $3,304,905    $1,870,204    $1,446,787
International Fixed Income Fund II           $0(2)      $44,040(2)      $0(2)

      (1) The funds do not pay directly advisory fees. Each fund bears its pro rata allocation of its corresponding Portfolio's expenses, including advisory fees.
      (2) The International Fixed Income Fund II commenced operations on June 30, 1999. The adviser voluntarily agreed not to impose its advisory fee for the fiscal years ended December 31, 2000, 2001 and 2002 in the amount of $133,527, $133,445, and $97,498 respectively.

      Pursuant to the investment advisory agreements, each fund and each Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the funds and the Portfolios will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and trustees' fees and expenses.

      Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the applicable fund or Portfolio, and, in either event (ii) by vote of a majority of the trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable fund or the Portfolio or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

      In an attempt to avoid any potential conflict with portfolio transactions for the funds or Portfolios, the Trust, the Adviser and the Principal Underwriter have each adopted a Code of Ethics which are designed to maintain a high standard of personal conduct by directing that all personnel place the interests of each Fund and Portfolio and their shareholders ahead of their own when effecting personal securities transactions. While the codes do permit personnel to invest in securities for their own accounts, the codes impose extensive restrictions on personal securities trading including the pre-clearance of all personal securities transactions and a prohibition of purchasing during initial public offerings of securities. Each code is on public file with, and is available from, the SEC.

Factors Considered by the Disinterested Trustees in Approving the Investment Advisory Agreement.

The 1940 Act requires that the investment advisory agreements between the adviser and the Trust and Portfolio Trust, on behalf of each Fund or Portfolio, be approved annually both by the respective Boards of Trustees and also by a majority of the Disinterested Trustees voting separately. At a meeting held on October 8, 2002, each Board of Trustees, including all of the Disinterested Trustees voting separately in person, determined that the terms of each investment advisory agreement are fair and reasonable and that each agreement is in the best interest of the respective funds and Portfolios.

In evaluating each investment advisory agreement, the Trustees reviewed materials furnished by the adviser, including information about their respective affiliates, personnel, operations and financial condition. The Trustees also discussed with representatives of the adviser the Fund's and Portfolio's operations and the adviser's ability to provide advisory and other services to the Funds and the Portfolios. The Trustees also reviewed, among other things:

      o the scope and nature of the advisory and administrative services provided by the adviser and its affiliates;
      o the fee charged by the adviser for investment advisory services as well as other compensation or benefits, including "soft dollar" benefits, received by the adviser and its affiliates;
      o the investment performance, fees and total expenses of the Funds and the Portfolios and of the investment companies with similar objectives and strategies managed by other investment advisers as well as the investment performance of unmanaged securities indices;
      o the profitability to the adviser of managing the Funds and the Portfolios.
      o     sales and redemption activity of the Funds and Portfolios;
      o the experience of the investment advisory personnel providing services to the Funds and the Portfolios; and
      o the adviser's brokerage practices with respect to the Funds' and Portfolios' portfolio transactions;

The Trustees considered the following as relevant to their determination: (1) the favorable history, reputation, qualification and background of the adviser and Mellon as well as the qualifications of their respective personnel; (2) reasonableness of the fee and expense ratios of the Funds and Portfolios relative to the quality of services expected to be provided and their comparability to the fee and expense ratios of similar investment companies; (3) the strategic plan offered by Mellon for the support and growth of its asset management subsidiaries, and the adviser's place within that plan and (4) other factors that the Trustees deemed relevant. The Trustees deemed each of these factors to be relevant to their consideration of each investment advisory agreement.

Administrator

      Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston Massachusetts 02116, serves as the administrator to the Portfolios and Standish serves as the administrator to the feeder funds pursuant to written administration agreements with the Trust on behalf of these funds. As administrators, IBT and Standish manage the affairs of their respective Portfolios or funds, provide all necessary office space and services of executive personnel for administering the affairs of the funds, and, in the case of Standish, allows the feeder funds to use the name "Standish." For these services, IBT currently receives a fee from the funds based on a percentage of the fund's net assets according to the following formula: 0.0105% of net assets up to the first $1 billion, 0.0034% of net assets for the next $500 million and
0.0017 of net assets in excess of $1.5 billion. IBT also receives an aggregate fee of $14,188 per month from all of the Portfolios in the Portfolio Trust and all of the non-feeder funds in the Trust. This fee is allocated among each Portfolio and non-feeder fund based upon the relative asset sizes of the Portfolios and non-feeder funds. IBT receives an aggregate fee of $2,500 per month from all of the feeder funds in the Trust. This fee is allocated among each feeder fund based upon the relative asset sizes. Standish currently does not receive any additional compensation for its services as administrator. The trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services. Each of the administration agreements can be terminated by either party on not more than sixty days' written notice.

Distributor of the Funds

      Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the funds' shares. In that capacity, Standish Fund Distributors has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Standish Fund Distributors. Pursuant to the Underwriting Agreement, Standish Fund Distributors has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Standish Fund Distributors receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the trustees of the Trust or (ii) by a vote of a majority of the trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the trustees of the Trust, a vote of a majority of the trustees who are not "interested persons" of the Trust, or, with respect to a fund, by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Standish Fund Distributors are located at Mellon Financial Center, One Boston Place, 26th Floor, Boston, Massachusetts 02108.

                        PURCHASE AND REDEMPTION OF SHARES

      Detailed information on purchase and redemption of shares is included in the prospectus.

      In addition to Standish Fund Distributors and other agents of the Trust, each fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by a fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

      The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

      The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities distributed upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

      The adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the respective fund. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds generating the soft dollar credits. The investment advisory fees paid by the funds under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

      The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

      Because most of the fund's securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the funds have not paid any brokerage commissions during the past three years.

                        DETERMINATION OF NET ASSET VALUE

      Each fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time). If the New York Stock Exchange closes early, the calculation of net asset value will be accelerated to the actual closing time. Net asset value is computed by dividing the value of all securities and other assets of the fund (substantially all of which, in the case of Global Fixed Income Fund, will be represented by the fund's interest in its corresponding Portfolio) less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

      The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of Global Fixed Income Fund is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the New York Stock Exchange on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in a Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the New York Stock Exchange on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the New York Stock Exchange on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the New York Stock Exchange on the following Business Day.

      Portfolio securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the trustees.

      Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the trustees, which may include the use of yield equivalents or matrix pricing.

      Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the trustees of the Trust or the Portfolio Trust.

                           THE FUNDS AND THEIR SHARES

      Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. International Fixed Income Fund offers two classes of shares: Institutional Class and Service Class. Shares of the Service Class are offered through another prospectus and SAI. Each share of International Fixed Income Fund II and Global Fixed Income Fund represents an equal proportionate interest in the respective fund with each other share and is entitled to such dividends and distributions as are declared by the trustees. Shares of International Fixed Income Fund represent interests in the fund in proportion to each share's net asset value. The per share net asset value of each class of shares is calculated separately and may differ as a result of the service fee applicable to Service Class shares and the allocation of certain class specific expenses which apply to only one of the classes or which differ between the classes. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

      Pursuant to the Declaration, the trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the trustees may authorize each fund to invest all of its investible assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, Global Fixed Income Fund invests all of its investible assets in other open-end investment companies.

      All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

      Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated fund's shareholders and will cast its vote proportionately as instructed by the fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing fund shareholders not voting will be voted by the trustees of the Trust in the same proportion as the fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the fund, would not require the vote of the shareholders of the fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the associated fund, would nonetheless be voted on by the trustees of the Trust.

                       THE PORTFOLIOS AND THEIR INVESTORS

      Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a trust which, like the Trust, is an open-end management investment company registered under the Investment Company Act of

1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

      Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its trustees holding office had been elected by holders. The trustees of the Portfolios continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any trustee. A trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

      Each series of the Trust, including each fund, is treated as a separate entity for U.S. federal income tax purposes. Each fund presently has elected to be treated, has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, each fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

      In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% Income Test") and satisfy certain quarterly asset diversification requirements.

      If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund did not qualify for any taxable year as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax.

      Each Portfolio is treated as a partnership for U.S. federal income tax purposes. As such, a Portfolio is not subject to U.S. federal income taxation. Instead, the corresponding fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because Global Fixed Income Fund invests its assets in Global Fixed Income Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the fund to satisfy it. The Portfolio will allocate at least annually among its investors, including the fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the fund to satisfy the tax distribution requirements that apply to it in order for the fund to avoid U.S. federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a regulated investment company, Global Fixed Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

      Each fund will be subject to a 4% nondeductible federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements in a timely manner. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which the distributions are declared, rather than the year in which the distributions are received.

      For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares in a fund. In general, assuming that a fund has sufficient earnings and profits, dividends from investment company taxable income, are treated as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

      On January 7, 2003, President Bush proposed an economic growth plan which contains a provision that would exclude from income dividends paid by corporations to the extent paid out of previously taxed corporate income. While there can be no assurance as to whether such provision will be enacted into law or as to its scope if enacted, it is unlikely that dividends paid by a fund with respect to debt securities will be excluded from the income of shareholders under President Bush's proposal. If, as anticipated, each fund continues to qualify as a regulated investment company under the Code, each such fund will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

      Each fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund. The International Fixed Income Fund has accumulated capital loss carryforwards in the amounts of $42,835,858, $19,786,516, $6,955,771 and $6,588,065 which expire on December 31, 2007, 2008,
2009 and 2010, respectively. The

International Fixed Income Fund II has accumulated capital loss carryforwards in the amounts of $112,440, $468,290, $252,740, and $686,115 which expire on
December 31, 2007, 2008, 2009 and 2010, respectively. The Global Fixed Income Fund has accumulated capital loss carryforwards in the amounts of $13,797,057, $15,100,842, $408,681 and $3,621,061 which expire on December 31, 2007, 2008,
2009 and 2010, respectively.

      If a fund or Portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, other securities with original issue discount (or with market discount if a fund elects to include market discount in income currently), the fund or Portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a fund must distribute, at least annually, all or substantially all of its investment company taxable income, including its distributive share of such income accrued by the corresponding Portfolio, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund or Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy the distribution requirements.

      Certain options, futures contracts or currency forward transactions entered into by the International Fixed Income Fund, the International Fixed Income Fund II or a Portfolio may cause the International Fixed Income Fund, International Fixed Income Fund II or a Portfolio to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a fund or realized by a Portfolio and allocable to a corresponding fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described below, and may accordingly produce ordinary income or loss. Additionally, a fund or Portfolio may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund or Portfolio under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a fund's or Portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Portfolio or fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a fund's income and gain or losses and therefore its distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

      The U.S. federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars are unclear in certain respects, and a fund or Portfolio will limit its transactions in these instruments so that each can account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, each fund and Portfolio does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the funds may acquire "regular" interests in REMICs.

      Foreign exchange gains and losses realized by a fund or Portfolio in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's or Portfolio's investment in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% Income Test. If the net foreign exchange loss for a year were to exceed a fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the funds or their shareholders in future years.

      In some countries, restrictions on repatriation may make it difficult or impossible for a fund or Portfolio to obtain cash corresponding to its earnings from such countries, which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

      The funds or Portfolio may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in foreign securities, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the funds would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets (in the case of a fund that invests in a Portfolio, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service.

      International Fixed Income Fund, International Fixed Income Fund II and, taking into account its share of the investments of the corresponding Portfolio, Global Fixed Income Fund may meet the 50% threshold referred to in the previous paragraph for a year and, if one does, it may file an election with the Internal Revenue Service pursuant to which shareholders of the fund will be required to
(i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund or paid by the Portfolio and allocated to the fund even though not actually received by them and (ii) treat such respective pro rata portions as foreign taxes paid by them.

      Qualified foreign taxes generally include taxes that would be treated as income taxable under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes. If a fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or Portfolio, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the applicable fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the fund or the Portfolio and (ii) the portion of fund dividends which represents income from each foreign country.

      If a Portfolio or fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), a fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or on gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized by a fund is timely distributed to its shareholders. The funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the funds to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of passive foreign investment companies as ordinary income. The fund and the Portfolios may limit and/or manage their holdings, if any, in passive foreign investment companies to limit each fund's tax liability or maximize its return from these investments.

      Investment in debt obligations by a fund or a Portfolio that are at risk of or in default presents special tax issues for the applicable fund. Tax rules are not entirely clear about issues such as when the fund or Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund or Portfolio, in the event that it invests in such securities, in order to seek to ensure that the fund distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

      A fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements, limitations on debt financing under the Code and certain other requirements, only to the extent a fund earned dividend income (or, in the case of a Standish Feeder Fund, was allocated dividend income of the applicable Portfolio) from stock investments in U.S. domestic corporations. The funds and the Portfolios are permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a small portion of a fund's distributions, from the dividends attributable to such stock, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

      At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed taxable income and/or realized or unrealized appreciation in the fund's portfolio (or share of the Portfolio's portfolio in the case of Standish Feeder Funds). Consequently, subsequent distributions by a fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

      Upon a redemption or other disposition of shares of the funds in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss on the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or other disposition may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of the loss generally would be included in the U.S. federal tax basis of the shares acquired. Any loss recognized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

      The foregoing discussion relates solely to U.S. federal income tax law consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, financial institutions, and securities dealers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of any Standish Feeder Fund's indirect ownership (through the corresponding Portfolio) of any such obligations, as well as the federal, and any other state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

      Federal law requires that each fund withhold (as "backup withholding") 30% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement shareholders must certify on their Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

      Investors other than U.S. person may be subject to different U.S. federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 30% on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the fund.

                             ADDITIONAL INFORMATION

      The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street,

N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC's Web site at http://www.sec.gov.

                        EXPERTS AND FINANCIAL STATEMENTS

      Each fund's financial statements contained in the 2002 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, independent accountants, and are incorporated by reference into this SAI. The Portfolios' financial statements contained in Global Fixed Income Fund's 2002 Annual Reports have also been audited by PricewaterhouseCoopers LLP.

      The financial statements for the year ended December 31, 2002 are incorporated by reference from the 2002 Annual Reports, which have previously been sent to shareholders and were filed with the SEC on or about March 7, 2003, 1940 Act File No. 811-04813.

                                    APPENDIX

                         MOODY'S RATINGS DEFINITIONS FOR
                         CORPORATE BONDS AND SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUES

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                            STANDARD & POOR'S RATINGS
                                   DEFINITIONS

      AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                STANDARD & POOR'S
                        CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

      AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

      Key players in the global trade and financial system:

      -     Prosperous and resilient economies, high per capita incomes
      -     Low fiscal deficits and government debt, low inflation
      -     Low external debt.

      AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

      -     slightly integrated into global trade and financial system
      -     Differ from AAAs only to a small degree because:
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
      -     More variable fiscal deficits, government debt and inflation
      -     Moderate to high external debt.

         A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

      - Established trend of integration into global trade and financial system
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
      -     Usually rapid growth in output and per capita incomes
      - Manageable through variable fiscal deficits, government debt and inflation
      -     Usually low but variable debt

      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      - Very high and variable debt, often graduates of Brady plan but track record not well established.

      BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested
      - Economies less prosperous and often more vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      -     High and variable external debt.

      BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      - Very high and variable debt, often graduates of Brady Plan but track record not well established

      In the case of sovereign, subnational and sovereign related issuers, a fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where a fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the fund will use the foreign currency rating for the issuer; in the case where a fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the fund will treat the security as being unrated.

                          DESCRIPTION OF DUFF & PHELPS

                         RATINGS FOR CORPORATE BONDS AND
                         FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUERS

      AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

      B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating guide.

                            FITCH IBCA INTERNATIONAL
                             LONG-TERM CREDIT RATING
                                   DEFINITIONS

      AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      B - Bonds are considered highly speculative. The obligor's ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                        FITCH IBCA LONG-TERM RATINGS FOR
                                 NATIONAL ISSUES

      AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

      A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

      B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

                                                        [LOGO] STANDISH FUNDS(R)

Prospectus
--------------------------------------------------------------------------------
May 1, 2003                     Standish Crossover Bond Fund

                                Standish Opportunistic High Yield Fund

                                Standish Opportunistic Emerging
                                Markets Debt Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

Risk/Return Summary .......................................................    3
     Who may want to invest ...............................................    3
     Mutual fund risks ....................................................    3
     Crossover Bond Fund ..................................................    4
     Opportunistic High Yield Fund ........................................    6
     Opportunistic Emerging Markets Debt Fund .............................    8

The Funds' Investments and Related Risks ..................................   10
     Principal investments ................................................   10
     Additional investments ...............................................   10
     Additional investment policies .......................................   10

The Investment Adviser ....................................................   12
     About Standish Mellon(R) .............................................   12
     Fund managers ........................................................   13
     Advisory services and fees ...........................................   13

Investment and Account Information ........................................   14
     How to purchase shares ...............................................   14
     How to exchange shares ...............................................   15
     How to redeem shares .................................................   15
     Transaction and account policies .....................................   16
     Household delivery of fund documents .................................   16
     Valuation of shares ..................................................   16
     Dividends and distributions ..........................................   16

Fund Details ..............................................................   17
     Taxes ................................................................   17
     The funds' service providers .........................................   17

Financial highlights ......................................................   18

For More Information ......................................................   20

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Risk/Return Summary

Standish Mellon currently manages more than $40 billion of assets for a broad range of clients in the U.S. and abroad.

Standish Mellon Asset Management Company LLC manages each fund. Standish Mellon believes that discovering pockets of inefficiency is the key to adding value to fixed income investments. Standish Mellon focuses on identifying undervalued sectors and securities and de-emphasizes the use of interest rate forecasting. Standish Mellon looks for fixed income securities with the most potential for added value, such as those with unique structural characteristics or innovative features and the potential for credit upgrades.

Who may want to invest

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

These fixed income funds may be appropriate for investors:

o     Looking to diversify a fixed income portfolio with high level of income.

o     Willing to tolerate fluctuations bond prices due to interest rate changes.

o Looking for higher returns than an investment grade bond fund and are willing to tolerate greater volatility.

In addition, for Opportunistic Emerging Markets Debt Fund:

o Looking to diversify a fixed income portfolio beyond just developed foreign markets.

o Prepared to accept the heightened risks associated with investing in emerging markets.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Risk/Return Summary

                              Crossover Bond Fund

Investment objective

To maximize total return, consistent with preserving principal, primarily through the generation of current income and capital appreciation.

Key investments and strategies

The fund invests, under normal circumstances, at least 80% of net assets in fixed income securities. The fund also invests, under normal circumstances, at least 95% of assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as preferred stocks, convertible bonds and tax-exempt bonds. All of the fund's assets are U.S. dollar denominated. The fund may also invest in futures contracts and options in an attempt to manage portfolio risks and enhance returns.

Credit quality

The fund invests primarily in below investment grade securities with an emphasis on those issues that appear likely to be upgraded. Many of these securities have higher yields and offer a higher level of current income than U.S. government bonds but at heightened levels of risk. As a result, the fund may realize substantial capital appreciation over time. All securities must be rated BB-/Ba3 or higher at the time of purchase.

Targeted average portfolio credit quality

In the range of BB+/Ba1 to BB-/Ba3.

Maturity

The fund generally will maintain an average dollar-weighted effective maturity of 5 to 13 years but may invest in individual securities of any maturity.

How investments are selected

The adviser focuses on identifying undervalued sectors and securities, and minimizes the use of interest rate anticipation strategies. The adviser selects securities for the fund's portfolio by:

o Employing top down quantitative and macro-economic analysis to allocate assets to undervalued industries to seek to maximize investment returns.

o Using fundamental analysis to identify those securities with the most potential for capital appreciation, such as those that offer favorable relative value and the best opportunity for credit upgrade.

o     Targeting individual issues that that are rated in the BB rating category.

o Focusing on securities in areas of the yield curve that offer the most favorable risk/return characteristics.

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could under perform other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

o During periods of extreme interest rate volatility, the fund has difficulty closing out its position in interest rate futures contracts or closing out its position at a price which the adviser believes would be advantageous to the fund.

Other principal risks

There is a greater risk that the fund will lose money because it invests primarily in high yield securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than other funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Total return Performance

Because the fund had not commenced operations during 2002, it does not yet have a performance history which can be shown in a bar chart or total return table.

Fees and expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. Other expenses are based upon estimates for the current fiscal year.

                                                                Crossover
                                                                Bond Fund

Shareholder fees                                                   None
(fees paid directly from your investment)
Annual fund operating expenses(1)
(expenses that are deducted from fund assets)
  Management fees                                                  0.40%
  Distribution (12b-1) fees                                        None
  Other expenses                                                   0.20%
  Total annual fund operating expenses                             0.60%

(1) Because Standish Mellon has agreed to cap the fund's operating expenses, actual expenses would be:

Management fees                                                    0.00%
Other expenses                                                     0.10%
Total annual fund operating expenses                               0.10%

This cap may be changed or eliminated.

Expense Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                    After       After        After        After
                                   1 Year      3 Years      5 Years     10 Years

Crossover Bond Fund                 $61         $192         $335         $750

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Risk/Return Summary

                         Opportunistic High Yield Fund

Investment objective

To maximize total return, consistent with preserving principal, primarily through the generation of current income and, to a lesser extent, capital appreciation.

Key investments and strategies

The fund invests, under normal circumstances, at least 80% of net assets in below investment grade fixed income securities. The fund also invests, under normal circumstances, at least 95% of assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as convertible bonds, bank loans, preferred stocks and tax-exempt bonds. All of the fund's assets are U.S. dollar denominated. The fund may also invest in futures contracts and options in an attempt to manage portfolio risks and enhance returns.

Credit quality

The fund invests primarily in below investment grade securities with an emphasis on those issues that appear likely to be upgraded. Many of these securities have higher yields and offer a higher level of current income than U.S. government bonds but at heightened levels of risk. As a result, the fund may realize substantial capital appreciation over time. All securities must be rated B-/B3 or higher at time of purchase.

Targeted average portfolio credit quality

In the range of BB+/Ba1 to B/B2.

How investments are selected

The adviser focuses on identifying undervalued sectors and securities, and minimizes the use of interest rate anticipation strategies. The adviser achieves this by selecting securities for the fund's portfolio by:

o Employing top down quantitative and macro-economic analysis to allocate assets to undervalued industries to seek to maximize investment returns.

o Using fundamental analysis to identify those securities with the most potential for capital appreciation, such as those that offer favorable relative value and the best opportunity for credit upgrade.

o Targeting individual issues that that are rated in the BB and B rating categories.

o Focusing on securities in areas of the yield curve that offer the most favorable risk/return characteristics.

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could under perform other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

o During periods of extreme interest rate volatility, the fund has difficulty closing out its position in interest rate futures contracts or closing out its position at a price which the adviser believes would be advantageous to the fund.

Other principal risks

There is a greater risk that the fund will lose money because it invests primarily in high yield securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than other funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Total return performance

The bar charts and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.

Opportunistic High Yield Fund

[The following was depicted as a bar graph in the printed piece.]

Calendar Year Ended December 31

2002
6.07%

Quarterly returns:

Highest: 6.28% in 4th quarter 2002
Lowest: -4.85 in 2nd quarter 2001

Average annual total returns for selected periods ended December 31, 2002

                                                           Life of    Inception
Opportunistic High Yield Fund                 1 Year        Fund         Date
Return Before Taxes                             6.07        1.70       4/2/01
Return After Taxes on Distributions*            2.14       -4.10          N/A
Return After Taxes on Distributions and
Sale of Shares*                                 3.66       -1.52          N/A
Lehman Brothers High Yield Index**             -1.41       -1.38          N/A
(reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The Lehman Brothers High Yield Index is an unmanaged, broad based index of fixed rate non-investment grade U.S. dollar denominated debt.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                              Opportunistic
                                                                  High
Based on fiscal year ended 12/31/02                             Yield Fund

Shareholder fees                                                   None
(fees paid directly from your investment)
Annual fund operating expenses(1)
(expenses that are deducted from fund assets)
  Management fees                                                  0.40%
  Distribution (12b-1) fees                                        None
  Other expenses                                                   0.33%
  Total annual fund operating expenses                             0.73%

(1) Because Standish Mellon has agreed to cap the fund's operating expenses, actual expenses would be:

      Management fees                                              0.00%
      Other expenses                                               0.10%
      Total annual fund operating expenses                         0.10%

This cap may be changed or eliminated.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                    After       After        After        After
                                   1 Year      3 Years      5 Years     10 Years

Opportunistic High Yield Fund       $75         $233         $406         $906

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Risk/Return Summary

                    Opportunistic Emerging Markets Debt Fund

Investment objective

The fund's investment objective is to generate a high total return through a combination of capital appreciation and income. The fund pursues this objective by investing primarily in lower quality emerging market government and corporate bonds.

Key investments and strategies

The fund invests, under normal circumstances, at least 80% of net assets in fixed income securities issued by governments, companies and banks of emerging markets, as well as preferred stocks, warrants and tax-exempt bonds. At least 65% of the assets are U.S. dollar denominated or currency hedged to seek to protect the U.S. dollar value of the fund's assets. The fund may also invest in futures contracts and options in an attempt to manage portfolio risks and enhance returns.

Credit quality

The fund invests at least 65% of assets in lower quality emerging market debt securities. Many of these securities have higher yields and offer a higher level of current income than U.S. government bonds but at heightened levels of risk. The fund may realize substantial capital appreciation or depreciation over a short time. The fund may invest in securities of any credit quality, including securities that are in default as to principal or interest.

Targeted average portfolio credit quality

In the range of BB/Ba to B/B2.

Maturity

The fund generally will maintain an average dollar-weighted effective maturity within a range of plus and minus four years of the effective maturity of the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) but may invest in individual securities of any maturity.

How investments are selected

The adviser uses an investment process that combines top down country allocation and bottom up security selection. The adviser selects individual securities for investment by:

o Employing a top down approach to investing in countries that it believes are undergoing positive fundamental change or that are fundamentally mispriced. The approach emphasizes fundamental and quantitative research and considers factors such as economic growth, social and political risk, and fiscal and monetary policy.

o Selecting individual issues based upon fundamental and quantitative assessment emphasizing relative creditworthi-ness, yield to maturity, interest rate spread, duration and liquidity.

o Selecting individual securities to create exposure to foreign currencies that it believes will provide a high level of income or the potential for capital appreciation.

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could under perform other possible investments if any of the following occurs:

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

o The adviser is not able to adequately protect the U.S. dollar value of the fund's assets through currency hedging at times when the value of foreign currencies in which some of the fund's securities are denominated declines relative to the U.S. dollar.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o During periods of extreme interest rate volatility, the fund has difficulty closing out its position in interest rate futures or swap contracts, or closing out its position at a price which the adviser believes would be advantageous to the fund.

There is a greater risk that the fund will lose money because it invests primarily in high yield securities of emerging market issuers. Many of these securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than other funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Total return performance

The bar charts and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.

Opportunistic Emerging Markets Debt Fund

[The following was depicted as a bar graph in the printed piece.]

Calendar Year Ended December 31

2002
13.20%

Quarterly returns:

Highest: 12.98% in 4th quarter 2002
Lowest: -5.02 in 3rd quarter 2001

Average annual total returns for selected periods ended December 31, 2002

                                                          Life of      Inception
Opportunistic Emerging Markets Debt Fund      1 Year        Fund          Date
Return Before Taxes                            13.20        12.11      3/26/01
Return After Taxes on Distributions*            9.61         5.79          N/A
Return After Taxes on Distributions and
Sale of Shares*                                 7.98         6.59          N/A
J.P. Morgan EMBI Global Index**                13.11         6.24          N/A
(reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The J.P. Morgan EMBI Global Index is an unmanaged, broad based index of fixed rate non-investment grade emerging markets debt.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Fees and expenses of the fund

                                                              Opportunistic
                                                                Emerging
                                                                 Markets
Based on fiscal year ended 12/31/02                             Debt Fund

Shareholder fees                                                   None
(fees paid directly from your investment)
Annual fund operating expenses(1)
(expenses that are deducted from fund assets)
  Management fees                                                  0.50%
  Distribution (12b-1) fees                                        None
  Other expenses                                                   1.81%
  Total annual fund operating expenses                             2.31%

(1) Because Standish Mellon has agreed to cap the fund's operating expenses, actual expenses were:

      Management fees                                              0.00%
      Other expenses                                               0.30%
      Total annual fund operating expenses                         0.30%

This cap may be changed or eliminated.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                    After       After        After        After
                                   1 Year      3 Years      5 Years     10 Years
Opportunistic Emerging
Markets Debt Fund                  $234         $721       $1,235       $2,646

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

The Funds' Investments and Related Risks

Additional Information About the Funds' Principal Investments

The funds may invest in a wide range of fixed income securities.

Fixed income investments Fixed income investments include bonds, notes (including structured notes), convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The Opportunistic High Yield and Opportunistic Emerging Markets Debt Funds are allowed to invest in bank loans, loan assignments and participations.

Bank loans are privately negotiated loans issued by one or more banks or other types of financial institutions to a foreign company or government. The fund's investment in these loans may be in the form of participations and assignments. In a participation, the fund acquires the right to receive portion of the amount repaid by the borrower. In an assignment, the fund acquires direct rights against the borrower for a portion of the loan. Investments in bank loans, participations and assignments involve special risks, including a lack of liquidity and the risk that the borrower and the lender may default on their obligations.

Information About the Funds' Other Investment Strategies

Sovereign Default Risk The Opportunistic Emerging Markets Fund invests in sovereign debt securities of foreign governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

Additional Investment Policies

Credit quality Securities are considered below investment grade if rated below the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Securities are considered lower quality if they are below investment grade or are in the lowest investment grade category (BBB/Baa).

The Opportunistic High Yield Fund may only purchase securities rated B-/B3 or higher. If unrated, the Standish internal rating must be B-/B3 or higher at time of purchase. The Crossover Bond Fund may only purchase securities rated BB-/Ba3 or higher. If unrated, the Standish internal rating must be BB-/Ba3 or higher at time of purchase. The Opportunistic Emerging Markets Debt Fund has no minimum credit quality requirements.

If a security receives "split" (different) ratings from multiple rating organizations, each fund, except for the Opportunistic High Yield Fund, will treat the security as being rated in the higher rating category. The Opportunistic High Yield Fund will treat the security as being rated in the lower rating category. A fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for a fund caused by changing interest rates or currency exchange rates.

o     As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of a fund's portfolio.

o     To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Securities lending. Each fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by a fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 33 1/3% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

Impact of high portfolio turnover. Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund' performance.

Investment objective. Each fund's investment objective may be changed by the fund's trustees without shareholder approval. However, each fund's key investment strategy of investing at least 80% of net assets in particular types of securities may not be changed unless each fund provides 60 days advance notice to its shareholders.

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

The Investment Adviser

About Standish Mellon

Standish Mellon offers a broad array of investment services that include management of domestic and international equity and fixed income portfolios.

Standish Mellon was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish Mellon manages more than $40 billion in assets for institutional and individual investors in the U.S. and abroad. Standish Mellon is the adviser to each fund.

Standish Mellon is a wholly owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $2.9 trillion of assets under management, administration or custody, including approximately $581 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by our portfolio managers.

Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon has built a powerful internal network of overlapping resources.

                               Investment Adviser

                  Standish Mellon Asset Management Company LLC
                                One Boston Place
                        Boston, Massachusetts 02108-4408

Fund managers

Fund                                Fund managers           Positions during past five years*
Crossover Bond Fund                 Michael J. Tucker       Vice president of Standish Mellon and a
Opportunistic High Yield Fund                               Chartered Financial Analyst, Michael is a high
                                                            yield strategist and portfolio manager within
                                                            the firm's fixed income group.

                                    Jonathan M. Uhrig       Vice president of Standish Mellon, Jonathan is a
                                                            high yield strategist, the head of high yield
                                                            trading and portfolio manager within the firm's
                                                            fixed income group.

Opportunistic Emerging              John L. Peta            Vice president and Chartered Financial Analyst,
Markets Debt Fund                                           John is an emerging markets strategist and a
                                                            portfolio manager within the firm's fixed income
                                                            group.

* Includes positions with the predecessor to Standish Mellon for periods prior to August 1, 2001.

Advisory services and fees

Standish Mellon provides each fund with portfolio management and investment research services. The adviser places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the year ended December 31, 2002, the adviser was entitled to an advisory fee for these services as set forth below. However, the adviser agreed to limit the funds' total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). These agreements are temporary and may be terminated or changed at any time.

                            Annual Advisory Fee Rates
               (as a percentage of the fund's average net assets)

Fund                                   Actual        Contractual advisory fee*    Current expense limitation*
Crossover Bond Fund**                    --                   0.40%                         0.10%
Opportunistic High Yield Fund          0.00%                  0.40%                         0.10%
Opportunistic Emerging                 0.00%                  0.50%                         0.30%
Markets Debt Fund

*Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Standish Mellon.

**The Crossover Bond Fund had not commenced operations by December 31, 2002.

                               Investment Advisor
                  Standish Mellon Asset Management Company LLC
                                One Boston Place
                        Boston, Massachusetts 02108-4408

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Investment and Account Information

How to purchase shares

Minimum initial investment: $100,000

Minimum subsequent investment: $5,000

Only existing Standish Mellon clients are eligible to invest in these funds. Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish Mellon and their immediate families.

All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

Good form means that you have provided the following information with your request: Name of fund; account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request.

Shares of the funds are not available for sale in every state.

By check

Opening an account

o Send a check to the distributor payable to Standish Funds with the completed original account application.

o Send a check to the distributor payable to Standish Funds and a letter of instruction with the account name and number and effective date of the request.

Adding to an account

By wire

Opening an account

o     Send the completed original account application to the distributor.

o     Call the distributor to obtain an account number.

o Instruct your bank to wire the purchase amount to Investors Bank & Trust Company (see below).

Adding to an account

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company (see below).

By fax

Opening an account

o     Fax the completed account application to 617-350-0042.

o     Mail the original account application to the distributor.

o     Follow the instructions for opening an account by wire.

Adding to an account

o Fax a letter of instruction to 617-350-0042 with the account name and number and effective date of the request.

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company.

Opening or adding to an account

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

The distributor's address is:

Standish Fund Distributors, L.P.
P.O. Box 51407
Boston, Massachusetts 02205-1407
Tel:  1-800-221-4795
Fax:  617-350-0042
Email:  funds@standishmellon.com

Wire instructions:

Investors Bank & Trust Company
Boston, MA
ABA#: 011 001 438
Account #: 79650-4116
Fund name:
Investor account #:

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

How to exchange shares

You may exchange shares of a fund for shares of any other Standish fund, if the registration of both accounts is identical. A fund may refuse any exchange order and may modify or terminate its exchange privilege effecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, Standish Mellon may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. The exchange limit may be modified to conform to retirement plan exchange limits and Department of Labor regulations.

Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o     Provide both account numbers.

o     Signature guarantees may be required (see below).

By telephone

o     If the account has telephone privileges, call the distributor.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o     Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares

All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law.

By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o State the name of the fund and number of shares or dollar amount to be sold.

o     Provide the account number.

o     Signature guarantees may be required (see below).

By telephone

For check or wire

o     If the account has telephone privileges, call the distributor.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

o The distributor may ask for identification and all telephone transactions may be recorded.

By fax

o     Fax the request to the distributor at 617-350-0042.

o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

Through a financial intermediary

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Investment and Account Information

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund (which generally will be a taxable event). The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o     members of the STAMP program or the Exchange's Medallion Signature Program

o     a broker or securities dealer

o     a federal savings, cooperative or other type of bank

o     a savings and loan or other thrift institution

o     a credit union

o     a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents

With your consent, Standish Mellon may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Standish Mellon, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Standish Mellon will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund or class, if more than one class is offered. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. If the exchange closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, each fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change days when shareholders cannot purchase or redeem shares.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare and distribute dividends from net investment income quarterly. The funds declare and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Substantially all of a fund's distributions will be from net investment income.

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Fund Details

Taxes

Transactions                               Tax Status
Sales or exchanges of shares               Usually capital gain or loss. Tax rate depends on how long shares are held.

Distributions of long-term capital gain    Taxable as long-term capital gain.

Distributions of short-term capital gain   Taxable as ordinary income.

Dividends from net investment income       Taxable as ordinary income.

Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to a 30% federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

The funds' service providers

                             Principal Underwriter
                        Standish Fund Distributors, L.P.

                 Custodian, Transfer Agent and Fund Accountant
                         Investors Bank & Trust Company

                            Independent Accountants
                           PricewaterhouseCoopers LLP

                                 Legal Counsel
                               Hale and Dorr LLP

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Financial Highlights

The financial highlights tables are intended to help shareholders understand the fund's financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the fund's financial statements, are included in the fund's annual report (available upon request). Because the Crossover Bond Fund has not yet commenced operations, no financial highlights are available.

Opportunistic High Yield Fund

                                                                           For the period
                                                                           April 2, 2001
                                                            Year Ended     (commencement
                                                            December 31,  of operations) to
                                                               2002       December 31, 2002
Net asset value--beginning of period                         $16.36           $20.00
                                                             ------           ------

Income from investment operations
  Net investment income*                                       1.41(1)          1.34(1)
  Net realized and unrealized gain (loss)                     (0.46)           (1.93)
                                                             ------           ------
  Total from investment operations                             0.95            (0.59)
                                                             ------           ------

Less distributions declared to shareholders
  From net investment income                                  (1.58)           (2.98)
  From tax return of capital                                  (0.01)           (0.07)
                                                             ------           ------
  Total distributions declared to shareholders                (1.59)           (3.05)
                                                             ------           ------
  Net asset value--end of period                             $15.72           $16.36
                                                             ======           ======

Total return(4)                                                6.07%           (2.91)%(3)
Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)                 $39,032          $46,193
  Expenses (to average daily net assets)*                      0.10%            0.10%(2)
  Net investment income (to average daily net assets)*         8.78%            9.46%(2)
  Portfolio turnover                                            121%             191%(3)

----------
*For the periods indicated, the adviser voluntarily agreed not to impose its advisory fee on the portfolio and reimbursed the fund for its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                               $1.31(1)         $1.28(1)
Ratios (to average net assets)
  Expenses                                                     0.73%            0.54%(2)
  Net investment income                                        8.15%            9.02%(2)

(1) Calculated based on average shares outstanding
(2) Computed on an annualized basis
(3) Not Annualized
(4) Total return would have been lower in absence of expense waivers.

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

Opportunistic Emerging Markets Debt Fund

                                                                           For the period
                                                                           March 26, 2001
                                                            Year Ended     (commencement
                                                            December 31,  of operations) to
                                                               2002       December 31, 2002
Net asset value--beginning of period                         $17.67           $20.00
                                                             ------           ------

Income from investment operations
  Net investment income*                                       1.59(1)          1.58(1)
  Net realized and unrealized gain (loss)                      0.65             0.10
                                                             ------           ------
  Total from investment operations                             2.24             1.68
                                                             ------           ------

Less distributions declared to shareholders
  From net investment income                                  (1.52)           (3.90)
  From tax return of capital                                     --            (0.11)
                                                             ------           ------
  Total distributions declared to shareholders                (1.52)           (4.01)
                                                             ------           ------
  Net asset value--end of period                             $18.39           $17.57
                                                             ======           ======

Total return(4)                                               13.20%            8.94%(3)
Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)                  $7,269           $3,702
  Expenses (to average daily net assets)*                      0.30%            0.30%(2)
  Net investment income (to average dialy net assets)*         8.83%           10.33%(2)
  Portfolio turnover                                            421%             505%(3)

* For the periods indicated, the adviser voluntarily agreed not to impose its advisory fee on the portfolio and reimbursed the fund for its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                               $1.23(1)         $1.34(1)
Ratios (to average net assets)
  Expenses                                                     2.31%            1.82%(2)
  Net investment income                                        6.82%            8.81%(2)

(1) Calculated based on average shares outstanding
(2) Computed on an annualized basis
(3) Not Annualized
(4) Total return would have been lower in absence of expense waivers.

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

For More Information

Standish Mellon Asset Management Company LLC is an investment counseling firm that manages assets for institutional investors and high net worth individuals as well as mutual funds. Standish Mellon offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

For investors who want more information about the Standish International Fixed Income Fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to Institutional Class shareholders. The fund's annual report contains discussion of the market conditions and investment strategies that significantly affected the performance of the fund's Institutional Class during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference. Investors can get free copies of reports and SAIs, request other information and discuss their questions about the fund by contacting the fund at:

Standish Funds
P.O. Box 51407
Boston, MA 02205-1407

Telephone: 1.800.221.4795

Email: funds@standishmellon.com

Internet: http://www.standishmellon.com

Investors can review the fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o     Free from the Commission's Internet website at http://www.sec.gov

[LOGO] STANDISH FUNDS(R)
       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.standishmellon.com
                                                          Investment Company Act
                                                          file number (811-4813)

Standish Crossover Bond, Opportunistic High Yield and Emerging Markets Debt
Funds

May 1, 2003

                                 [STANDISH LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                    Mellon Financial Center, One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                          Standish Crossover Bond Fund
                     Standish Opportunistic High Yield Fund
                Standish Opportunistic Emerging Markets Debt Fund

      This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated May 1, 2003, as amended and/or supplemented from time to time, of Standish Crossover Bond Fund (Crossover Bond Fund), Standish Opportunistic High Yield Fund (High Yield Fund) and Standish Opportunistic Emerging Markets Debt Fund (Emerging Markets Fund), each a separate investment series of Standish, Ayer & Wood Investment Trust (the Trust). The SAI should be read in conjunction with the funds' prospectus.

      The SAI should be read in conjunction with the fund's prospectus. Additional information about each fund's investments is available in each fund's annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about a fund by contacting the fund at the phone number above. Each fund's financial statements which are included in the 2002 annual report to shareholders are incorporated by reference into this SAI.

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                                    Contents

INVESTMENT OBJECTIVES AND POLICIES...........................................2
INVESTMENT RESTRICTIONS.....................................................25
CALCULATION OF PERFORMANCE DATA.............................................27
MANAGEMENT..................................................................30
PURCHASE AND REDEMPTION OF SHARES...........................................40
PORTFOLIO TRANSACTIONS......................................................41
DETERMINATION OF NET ASSET VALUE............................................41
THE FUNDS AND THEIR SHARES..................................................42
TAXATION....................................................................43
ADDITIONAL INFORMATION......................................................48
EXPERTS AND FINANCIAL STATEMENTS............................................48
APPENDIX....................................................................46

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                       INVESTMENT OBJECTIVES AND POLICIES

      The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of the funds' investment policies in the prospectus.

      Adviser. Standish Mellon Asset Management Company LLC, ("Standish Mellon" or the "Adviser") is the investment adviser to each fund.

      Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

      Credit Quality. Investment grade securities are those that are rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poors"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch). Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

      Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's, Duff or Fitch, or, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. When the funds invest in below investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

      If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a fund is downgraded below the minimum rating required for the particular fund, the adviser will determine whether to retain that security in the fund's portfolio.

      Maturity and Duration. Each fund will generally maintain an average dollar weighted effective portfolio maturity of 5 to 13 years. However, each fund may purchase individual securities with effective maturities that are outside of these ranges. The effective maturity of an individual portfolio security in which a fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of


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unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

      Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

      Securities. The funds invest primarily in all types of fixed income securities. In addition, each fund may purchase shares of other investment companies and real estate investment trusts ("REITs"). Each fund may also enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to each fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

Crossover Bond Fund

      The fund invests, under normal circumstances, at least 80% of net assets in fixed income securities. The fund also invests, under normal circumstances, at least 95% of assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as preferred stocks and tax-exempt bonds.

Opportunistic High Yield Fund

      The fund invests, under normal circumstances, at least 80% of net assets in below investment grade fixed income securities. The fund also invests, under normal circumstances, at least 95% of assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as preferred stocks and tax-exempt bonds.

Opportunistic Emerging Markets Debt Fund

      The fund invests, under normal circumstances, at least 80% of net assets in fixed income securities issued by governments, companies and banks of emerging markets, as well as preferred stocks, warrants and tax-exempt bonds. At least 65% of assets are U.S. dollar denominated or currency hedged to seek to protect the U.S. dollar value of the funds assets.

      Country Selection. Although there is no limit on the number of countries in which issuers of the fund's investments are located, the fund intends to invest in no fewer than three different countries. The fund limits its investments in securities of issuers located in any one developed country (excluding the U.S.) to 15% of its total assets. These limitations do not apply to investments denominated or quoted in the euro.


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Description of Securities and Related Risks

General Risks of Investing

      The Prospectus discusses the principal risk of investing in each fund. The following discussion provides additional information on the risks associated with an investment in a fund. Each fund invests primarily in fixed income securities and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The funds are also subject to risks associated with direct investments in foreign securities as described under the "Specific Risks" section.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments. This risk is higher for investments in below investment grade fixed income securities.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Specific Risks

      The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

      Below Investment Grade Fixed Income Securities. The Crossover Bond and High Yield Funds invest primarily in below investment grade securities. The Emerging Markets Fund invests primarily in lower quality debt securities, which may include below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities or "junk bonds", may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

      The amount of high yield, fixed income securities proliferated in the 1980s and 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often


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less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

      The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not based on the funds' fundamental analysis, may depress the prices for such securities.

      Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

      The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

      The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the funds' ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.

      Federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

      Below investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a


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"call option" and redeems the security, a fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

      Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The adviser continually monitors the investments in each fund's portfolio and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

      For the fiscal year ended December 31, 2002, High Yield Fund's and Emerging Markets Fund's investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics: [Standish: Please provide:]

High Yield Fund

             Investments                                Percentage
             -----------                                ----------
             U.S. Governmental securities                     0%
             U.S. Government Agency securities                0%
             Corporate Bonds:
                 Aaa or AAA                                8.85%
                 Aa or AA                                     0%
                 A                                         2.29%
                 Baa or BBB                               14.50%
                 Ba or BB                                 35.99%
                 B                                        37.93%
                 Below B                                    .44%
                                                          ------
                                                          100.0%
                                                          ======

Emerging Markets Fund

             Investments                                Percentage
             -----------                                ----------
             U.S. Governmental securities                    2.93%
             U.S. Government Agency securities                  0%
             Corporate Bonds:
             Aaa or AAA                                      1.26%
             Aa or AA                                           0%
             A                                               4.22%
             Baa or BBB                                     24.99%
             Ba or BB                                       42.72%
             B                                              22.17%
             Below B                                         1.71%
                                                            ------
                                                            100.0%
                                                            ======


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      Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPs").

      Foreign Securities. Each fund may invest in foreign securities, although only the Emerging Markets Fund may invest in non-U.S. dollar denominated securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

      Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest

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payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

      Investing in Emerging Markets. The Emerging Markets Fund may also invest in securities of issuers in emerging markets, including issuers in Asia, Eastern Europe (including Russia), Latin America, the Middle East and Africa. The fund may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital;
(ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the emerging market countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the fund, the adviser and its affiliates and their respective clients and other service providers. The fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries.

      Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the fund. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

      In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the fund to the extent that they invest in emerging market countries.

      Market Characteristics. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses.

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      Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

      Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in developed countries such as the United States and Western Europe. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

      Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

      The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

      There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse affect on market prices of securities and payment of dividends.

      Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund's assets quoted in those currencies. However, under normal market conditions, at least 95% of the Crossover Bond Fund's and High Yield Fund's and 65% of Emerging Markets Debt Fund's total assets, adjusted to reflect the fund's net currency exposure after giving effect to currency transactions and positions, are denominated in or hedged (including cross-hedged) to the U.S. dollar. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a fund's securities are denominated may have a detrimental impact on the fund's net asset value except to the extent such foreign currency exposure is subject to hedging transactions. Each fund may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and currency options. Each fund's use of currency transactions may expose it to risks independent of its securities positions. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a discussion of the risks associated with such strategies.

      Sovereign Debt Obligations. The Emerging Markets Fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      The Emerging Markets Fund may also invest in sovereign debt securities of emerging market governments, including Brady Bonds. The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Adviser intends to manage the fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the fund to suffer a loss of interest or principal on any of its holdings. In recent years, some of the emerging market countries in which the fund may invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

      The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

      Investors should also be aware that certain sovereign debt instruments in which the fund may invest involve great risk. As noted above, most sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Because the Emerging Markets Fund may invest a larger portion of its assets in the following four emerging markets countries: Argentina, Brazil, Mexico or Russia; the fund may be more susceptible to adverse political, social, diplomatic or economic events effecting those particular countries.

      Brady Bonds. The High Yield and Emerging Markets Funds may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued by many governments including Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Russia and Venezuela. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

      Obligations of Supranational Entities. The Emerging Markets Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

      Eurodollar and Yankee Dollar Investments. Each fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Each of the funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

      Loan Participations and Assignments. The High Yield and Emerging Markets Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the funds' investments in Loans is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the fund having a contractual relationship only with the Lender, not with the borrower government. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

      In the event of the insolvency of the Lender selling a Participation, the fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Each fund will acquire Participations only if the Lender interpositioned between the fund and the borrower is determined by the Adviser to be creditworthy. When the fund purchases Assignments from Lenders, the fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

      The funds may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund's portfolio and calculating its net asset value.

      Convertible Securities. Each fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

      Warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

      Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. A fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series ("WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

      Real Estate Investment Trusts. Each fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

      Inverse Floating Rate Securities. Each fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

      Zero Coupon and Deferred Payment Securities. Each fund may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Structured or Hybrid Notes. Each fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the funds' limitations on investments in illiquid securities. The funds have no limit on investments in structured or hybrid notes. However, it is expected that not more than 5% of each fund's net assets will be at risk as a result of such investments.

Investment Techniques and Related Risks

      Strategic Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-equity, or to seek to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolios resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of net assets at any one time to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that short-term interest rates as indicated in the forward yield curve are too high, a fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the fund's net loss exposure.

      The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company.

      Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

      General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

      A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For

OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poors or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

      If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

      Each fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be covered (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

      A fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

      Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

      General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

      The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

      The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations, including proposed amendments, provide that the funds may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that either (x) the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each fund's respective net asset value, after taking into account unrealized profits and losses on such positions or (y) the aggregate notional value of such positions does not exceed the liquidation value of the fund 's portfolio after taking into account realized profits and unrealized losses on any subcontracts entered into. The CFTC has provided assurances that mutual funds may rely on the proposed amendments to the regulations prior to their adoption. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

      Currency Transactions. Each fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poors or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

      Each fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The funds will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to non-hedging transactions or proxy hedging as described below.

      Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean government bond and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

      To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

      Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

      Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The funds may also purchase or sell (write) call and put options on swaps, which are also known as swaptions. The funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a fund's portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. Each fund will attempt to limit net loss exposure from Strategic Transactions entered into for non-hedging purposes to not more than 3% of net assets.

      A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

      Each fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of a fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees of the Trust have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

      Risks of Strategic Transactions Outside the United States. The funds may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

      Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each fund will cover Strategic Transactions as required by interpretive positions of the SEC. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      "When-Issued", "Delayed Delivery" and "Forward Commitment" Securities. Each fund places no limit on investments in when-issued or delayed delivery securities. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a fund enters into the commitment, but interest will not accrue to the fund until delivery of and payment for the securities. Although a fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, each fund may sell the securities before the settlement date if deemed advisable by the adviser.

      Unless a fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the fund will segregate, on its records or with its custodian, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's commitment.

      Securities purchased on a "when-issued", "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by a fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued", "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

      Repurchase Agreements. Each fund places no limit on investments in repurchase agreements. A repurchase agreement is an agreement under which a fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the fund and is unrelated to the interest rate on the instruments. The instruments acquired by a fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the fund's custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust.

      The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a fund at a time when their market value has declined, the fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a fund are collateral for a loan by the fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a fund may not be able to substantiate its interest in the instruments it acquires. While the trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

      Forward Roll Transactions. Each fund places no limit on investments in forward roll transactions. In a forward roll transaction, a fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that a fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

      Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a fund, the net asset value of the fund would fall faster than would otherwise be the case.

      Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must segregate cash or liquid assets on its records or in a segregated account with the fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of each funds net assets.

      Loans of Portfolio Securities. Subject to its investment restrictions, each fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

      At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

      Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

      The Boards of Trustees have adopted guidelines and delegated to the advisers the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

      Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

      U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

      Each fund may invest in commercial paper rated P-1 or P-2 by Moody's, A-1 or A-2 by S&P, Duff-1 or Duff-2 by Duff, or in commercial paper that is unrated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

      Temporary Defensive Investments. Each fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.

      Portfolio Turnover. It is not the policy of any of the funds to purchase or sell securities for trading purposes. However, each fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. A fund may therefore generally change its portfolio investments at any time in accordance with the adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to a fund's shareholders as ordinary income.

      Portfolio Diversification and Concentration. Each fund is non-diversified which means that, with respect to 50% of its total assets (i) no more than 5% of its total assets may be invested in the securities of a single issuer and (ii) it will purchase no more than 10% of the outstanding voting securities of a single issuer. Investing a significant amount of a fund's assets in the securities of a small number of issuers will cause the fund's net asset value to be more sensitive to events affecting those issuers. None of the funds will concentrate (invest 75% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

      The funds have adopted the following fundamental policies. Each fund's fundamental policies cannot be changed unless the change is approved by the "vote of a majority of the outstanding voting securities" of the fund, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund.

As a matter of fundamental policy, each fund may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
      (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.
      6. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (including securities issued by any single foreign government but excluding securities issued by the U.S. Government or its agencies or instrumentalities). For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities.

      The following restrictions are not fundamental policies and may be changed by the trustees of the Trust without investor approval in accordance with applicable laws, regulations or regulatory policy. Each fund may not:

a. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

d.    Invest more than 15% of its net assets in securities which are illiquid.

e. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

                                     ******

      Notwithstanding any fundamental or non-fundamental policy listed above, each fund may invest all of their assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open end management investment company with substantially the same investment objective as the respective fund. If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction.

                         CALCULATION OF PERFORMANCE DATA

      Each fund may, from time to time, advertise certain total return and yield information. A fund's average annual total return, including average annual total return after taking into account taxes paid on distributions from the fund and taxes paid upon the complete liquidation of the investment in the fund, is calculated by finding the average annual compound rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations if shorter) that would equate the initial amount invested to the ending value according to the following formulas:

      Average annual return : T = (ERV/P)^(1/N) - 1

      Average annual return after taxes on distributions: T1 = (ATVD/P)^(1/N) -
      1

      Average annual return after taxes on distributions and redemptions: T2 = (ATVDr/P)^(1/N) - 1

      Where:

      P = a hypothetical initial payment of $1,000.

      T = average annual total return.

      T1 = average annual total return (after taxes on distributions).

      T2 = average annual total return (after taxes on distributions and redemptions).

      n = number of years

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

      ATVD = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      ATVDr = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

      For average annual total return calculations which reflect the payment of taxes, the highest individual marginal federal income tax rates in effect on the date of reinvestment of the dividend is applied to each component of the distribution (e.g., ordinary income, short-term capital gain or long-term capital gain). No taxes are due on the portions of the distributions which are classified as exempt interest or which are non-taxable, such as returns of capital. When calculating taxes on redemptions, a complete redemption at the end of the 1-, 5- or 10-year periods is assumed and net redemption proceeds are determined by subtracting capital gains taxes resulting from the redemption and adding the benefits, if any, from capital losses resulting from the redemption. The highest federal individual capital gains rate for each type of gain (e.g., short-term or long-term) in effect on the date of the redemption is used to determine the net taxes due on the redemption. The applicable tax rates used for determining taxes on distributions and redemptions may vary over the measurement periods. State and local taxes are not considered in these calculations. In addition, the after-tax calculations disregard the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum tax. Actual after-tax performance will differ depending on your individual circumstances.

      The funds' average annual total return for the one-year, five-year, ten year and since inception periods ended December 31, 2002, and the average annualized yield for the 30-day period ended December 31, 2002 were as follows:

                                           Average Annual Total Return*
                                           ----------------------------
                                                                    Since
               Fund                   1-Year   5-Year   10-Year   Inception   Yield
               ----                   ------   ------   -------   ---------   -----
Crossover Bond Fund(1)                   N/A    N/A       N/A       N/A       N/A
     Return before taxes
     Return after taxes on               N/A    N/A       N/A       N/A
     distributions
     Return after taxes on               N/A    N/A       N/A       N/A
distributions and redemptions
Opportunistic High Yield Fund(2)        6.07    N/A       N/A       1.70      9.21
     Return before taxes
     Return after taxes on              2.14    N/A       N/A      (4.10)
     distributions
     Return after taxes on              3.66    N/A       N/A      (1.52)
distributions and redemptions
Opportunistic Emerging Markets Debt    13.20    N/A       N/A      12.66      7.95
Fund(3)
     Return before taxes
     Return after taxes on              9.61    N/A       N/A       5.79
     distributions
     Return after taxes on              7.98    N/A       N/A       6.59
distributions and redemptions

*The adviser voluntarily capped each fund's expenses for various periods since inception. Had the adviser not taken these actions, each fund's performance would be lower.

(1) Crossover Bond Fund has not yet commenced operations as of December 31, 2002.

(2)   Opportunistic High Yield Fund commenced operations on April 4, 2001.

(3) Opportunistic Emerging Markets Debt Fund commenced operations on March 27, 2001.

      These performance quotations should not be considered as representative of any fund's performance for any specified period in the future.

      In addition to average annual return and yield, each fund may quote quarterly and annual total returns on a net (with management fees and other operating expenses deducted) and gross basis. Each fund's net and gross total return (before taxes) is as follows:

Opportunistic High Yield Fund

             Quarter/Year         Net         Gross
            -----------------------------------------
             1Q01                  --           --
             2Q01                (4.85)%     (4.83)%
             3Q01                (3.85)      (3.83)
             4Q01                 6.13        6.15
             2001                (2.91)      (2.84)
             1Q02                 1.66        1.68
             2Q02                (2.24)      (2.22)
             3Q02                 0.43        0.45
             4Q02                 6.28        6.31
             2002                 6.07        6.18

Opportunistic Emerging Markets Debt Fund

             Quarter/Year         Net         Gross
            -----------------------------------------
             1Q01                 --            --
             2Q01                 4.05         4.15
             3Q01                (5.02)       (4.95)
             4Q01                10.63        10.71
             2001                 8.94         9.19
             1Q02                 6.34         6.41
             2Q02                (4.78)       (4.71)
             3Q02                (1.04)       (0.97)
             4Q02                12.98        13.06
             2002                13.20        13.54

      These performance quotations should not be considered as representative of a fund's performance for any specified period in the future. Each fund's performance may be compared in sales literature and advertisements to the performance of other mutual funds and separately managed discretionary accounts (including private investment companies) having similar objectives or to standardized indices or other measures of investment performance. The Crossover Bond Fund and High Yield Fund may compare their performance to the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. Those funds may also compare their performance to the Lehman Brothers High Yield Index which covers the universe of fixed rate, below investment grade debt. All bonds included in the index must be U.S. dollar-denominated and non-convertible. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Yankee and global bonds (SEC registered) of issuers in countries with developed markets are included. All three funds may also compare their performance to the JP Morgan Emerging Markets Index Global, which is a broad based index for emerging market debt instruments. The index includes 27 countries across Latin America, Asia, Europe, the Middle East and Africa and represents a market value of approximately $200 billion.

      Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust

The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish Mellon Asset Management Company LLC.

----------------------------------------------------------------------------------------------------
Name, Address and        Term of Office   Principal Occupation(s)     Number of           Other
(Age) Position with       and Length of   During Past 5 Years       Portfolios in     Directorships
the Trust or Portfolio    Time Served*                              Fund Complex    Held by Trustees
Trust                                                                Overseen by
                                                                       Trustee
-----------------------------------------------------------------------------------------------------
                                          Disinterested Trustees
-----------------------------------------------------------------------------------------------------
Samuel C. Fleming (62)   Since 1986       Chairman of the Board        29             Director, Port
Trustee c/o Decision                       and Chief Executive                        Financial Corp;
Resources, Inc. 1100                        Officer, Decision                          Cambridgeport
Winter Street Waltham,                      Resources, Inc.;                             Bank; and
MA 02451                                    Trustee, Cornell                          Charles Bridge
                                          University; Director,                         Publishing
                                             CareGroup, Inc.

Benjamin M. Friedman     Since 1986        William Joseph              29                Director,
(58) Trustee c/o                          Maier, Professor                            Private Export
Harvard University                          of Political                              Funding Corp.;
Cambridge, MA 02138                       Economy, Harvard                            Britanica.com;
                                             University                                   Harvard
                                                                                       Magazine; and
                                                                                      Harvard Hillel

John H. Hewitt (68),     Since 1986       Trustee, The Peabody         29
Trustee P.O. Box 233                      Foundation; Trustee,
New London, NH 03257                       Mertens House, Inc.

Caleb Loring III (59)    Since 1986       Trustee, Essex Street        29
Trustee c/o Essex                          Associates (family
Street Associates 400                       investment trust
Essex Street Beverly,                      office); Director,
MA 01915                                     Holyoke Mutual
                                           Insurance Company;
                                            Director, Carter
                                           Family Corporation;
                                              Board Member,
                                             Gordon-Conwell
                                          Theological Seminary;
                                             Chairman of the
                                             Advisory Board,
                                             Salvation Army;
                                          Chairman, Vision
                                               New England
--------------------------------------------------------------------------------
                               Interested Trustees
--------------------------------------------------------------------------------
**Richard S.             Since 1989         President, Director       29
Wood (48)                                  and Vice Chairman of
President and                              Standish Mellon Asset
Trustee c/o                               Management Company LLC
Standish Mellon                              since July 2001;
Asset Management                          formerly President and
Company LLC, One                            Managing Director,
Boston Place                              Standish, Ayer & Wood,
Boston, MA 02108                           Inc.; Executive Vice
                                               President and
                                            Director, Standish
                                               International
                                            Management Company,
                                                    LLC
--------------------------------------------------------------------------------
               Interested Principal Officers who are not Trustees
--------------------------------------------------------------------------------
Beverly E. Banfield      Since 2002          Director and
(46) Vice President                        Chief Compliance
and Secretary c/o                            Officer since
Standish Mellon Asset                         July 2001,
Management Company                          Standish Mellon
LLC, One Boston Place                      Asset Management
Boston, MA 02108                             Company LLC;
                                               formerly
                                             Director and
                                              Compliance
                                               Officer,
                                           Standish, Ayer &
                                              Wood, Inc.

Steven M. Anderson       Since 2002         Vice President
(37) Vice President                         Standish Mellon
and Treasurer c/o                          Asset Management
Standish Mellon Asset                        Company since
Management Company                           January 2003;
LLC, One Boston Place                          formerly
Boston, MA 02108                            Assistant Vice
                                              President,
                                            Standish Mellon
                                           Asset Management
                                              Company LLC
                                           since July 2001;
                                               formerly
                                            Assistant Vice
                                             President and
                                             Mutual Funds
                                              Controller,
                                           Standish, Ayer &
                                           Wood, Inc. since
                                              April 1998

Denise B. Kneeland       Since 1996         Vice President,
(51) Assistant Vice                         Standish Mellon
President c/o Standish                     Asset Management
Mellon Asset                                  Company LLC
Management Company                         since July 2001;
LLC, One Boston Place                        formerly Vice
Boston, MA 02108                             President and
                                            Manager, Mutual
                                                 Funds
                                              Operations,
                                           Standish, Ayer &
                                              Wood, Inc.

Lisa Kane (32)           Since 2000         Vice President,
Assistant Vice                              Standish Mellon
President c/o                              Asset Management
Standish Mellon                               Company LLC
Asset Management                           since June 2002;
Company LLC, One                               formerly
Boston Place                                Assistant Vice
Boston, MA 02108                              President,
                                            Standish Mellon
                                           Asset Management
                                              Company LLC
                                           since July 2001;
                                               formerly
                                            Assistant Vice
                                             President and
                                            Client Service
                                             Professional,
                                           Standish, Ayer &
                                              Wood, Inc.

Cara E. Hultgren         Since 2002          Assistant Vice
(32) Assistant                                 President,
Vice President                               Standish Mellon
c/o Standish                                Asset Management
Mellon Asset                                   Company LLC
Management                                  since June 2002;
Company LLC, One                                formerly
Boston Place                                   Supervisor,
Boston, MA 02108                               Mutual Fund
                                               Operations,
                                             Standish Mellon
                                            Asset Management
                                               Company LLC
                                            since July 2001;
                                                formerly
                                               Supervisor,
                                               Mutual Fund
                                               Operations,
                                            Standish, Ayer &
                                               Wood, Inc.

Jonathan M.              Since 2002           Asistant Vice
Windham (28)                                   President,
Assistant Vice                               Standish Mellon
President c/o                               Asset Management
Standish Mellon                                Company LLC
Asset Management                              since January
Company LLC, One                             2003; formerly
Boston Place                                   Performance
Boston, MA 02108                                Analyst,
                                             Standish Mellon
                                            Asset Management
                                               Company LLC
                                            since July 2001;
                                                formerly
                                               Performance
                                                Analyst,
                                            Standish, Ayer &
                                            Wood, Inc. since
                                             2000; formerly
                                              Fund Pricing
                                           Specialist/Analyst,
                                            PFPC, Inc. since
                                             1997; prior to
                                              1997, student

Scott B. Simonds                            Compliance Analyst,
(42) c/o                                   Boston Partners; Fund
Standish Mellon                             Accountant, Mellon
Asset Management                              Financial Corp.
Company LLC, One
Boston Place
Boston, MA 02108

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Wood is an "interested Trustee," as defined in the 1940 Act due to his position as President of Standish Mellon.

The Trust has two standing committees of the Board - an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Disinterested Trustee, serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees who are not "interested persons" of the Trust (the "Disinterested Trustees"). The board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Board of Trustees held 6 meetings. The Audit Committee held 5 meetings and the Nominating Committee held no meetings.

Set Forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002:

----------------------------------------------------------------------------------------------------------
            Name of Trustee       Dollar Range of Equity Securities        Aggregate Dollar Range of
                                   in the Trust or Portfolio Trust         Equity Securities in All
                                                                             Registered Investment
                                                                             Companies Overseen by
                                                                            Trustee in the Standish
                                                                            Mellon Family of Funds
----------------------------------------------------------------------------------------------------------
                                     Disinterested Trustees
----------------------------------------------------------------------------------------------------------
           Samuel C. Fleming             Standish Massachusetts                 Over $100,000
                                        Intermediate Tax Bond Fund:
                                   $50,001 - 100,000; Standish Select
                                      Value Fund: $10, 001 - 50,000
----------------------------------------------------------------------------------------------------------
         Benjamin M. Friedman       Standish Short Term Asset Reserve           Over $100,000
                                         Fund: $50,001 - 100,000;

                                   Standish International Fixed Income
                                         Fund: $50,001 - 100,000
----------------------------------------------------------------------------------------------------------
            John H. Hewitt          Standish High Yield Bond Fund:              Over $100,000
                                           Over $100,000

                                    Standish Small Cap Value Fund:
                                             Over $100,000
----------------------------------------------------------------------------------------------------------
           Caleb Loring, III        Standish International Fixed Income       Between $10,001 and $50,000
                                        Fund II: $10,001 - 50,000

                                    Standish Tax Sensitive Equity Fund:
                                            $10,001 - 50,000
----------------------------------------------------------------------------------------------------------
                                       Interested Trustees
----------------------------------------------------------------------------------------------------------
            Richard S. Wood         Standish International Fixed Income         Over $100,000
                                           Fund: Over $100,000

                                    Standish Global Fixed Income Fund:
                                               Over $100,000

                                  Standish Massachusetts Tax Exempt Bond
                                          Fund: Over $100,000

                                     Standish Select Value Fund: Over
                                                $100,000

                                     Standish Small Cap Growth Fund:
                                             Over $100,000

                                    Standish Small Cap Value Fund:
                                            Over $100,000

                                    Standish International Small Cap
                                           Fund: Over $100,000

                                      Standish International Equity
                                         Fund: $10,001 - 50,000
----------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

      The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Standish Mellon or to the Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust or the Portfolio Trust during the fiscal year ended December 31, 2002, except that certain Trustees and officers who are directors and officers of Standish Mellon, may from time to time, purchase additional shares of common stock of Mellon Financial Corporation, the publicly traded indirect parent company of Standish Mellon.

      The following table sets forth all compensation paid to the Trust's trustees as of each fund's fiscal year ended December 31, 2002:

                                Aggregate Compensation from the Funds

                                                                        Pension or
                                                      Opportunistic     Retirement        Total Compensation
                                      Opportunistic    Emerging       Benefits Accrued      from Funds and
                         Crossover     High Yield     Markets Debt    as Part of Funds'    Portfolio & Other
Name of Trustee          Bond Fund*       Fund           Fund             Expense          Funds in Complex*
------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            $0          $1,419          $543               $0                 $45,875
Benjamin M. Friedman         $0          $1,419          $543               $0                 $45,875
John H. Hewitt               $0          $1,465          $545               $0                 $47,125
Caleb Loring, III            $0          $1,481          $551               $0                 $49,625
Richard S. Wood              $0            $0             $0                $0                    $0

* As of the date of this Statement of Additional Information there were 29 funds in the fund complex.

Material Relationships of the Disinterested Trustees.

      For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

      As of December 31, 2002, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

      During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

      None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

      At March 31, 2003, trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of any fund except:

Opportunistic High Yield Fund

                                                      Percentage of
Name and Address                                      Outstanding Shares
--------------------------------------------------------------------------------
Wells Fargo TR FBO NCE-SWPS Retirement Plan           32.708%*
One Wall Street 12th Fl
New York NY  10286

Surdna Foundation, Inc.                               18.275%
c/o The Northern Trust Company
P.O. Box 92956 801 S. Canal Street
Chicago, IL 60675

The Salvation Army Donor Endowment                    12.958%
Portfolio
440 West Nyack Road
West Nyack, NY 10994

Bost & Co. A/C #LFEF7441002                            5.914%
FBO: Lifespan Corp. Endowment
Mutual Fund Operations
PO Box 3198
Pittsburgh, PA 15230-3198

The Salvation Army Board Designated Portfolio         21.306%
440 West Nyack Road
West Nyack, NY 10994

Opportunistic Emerging Markets Debt Fund

                                                      Percentage of
Name and Address                                      Outstanding Shares
--------------------------------------------------------------------------------
Wells Fargo TR FBO NCE-SWPS Retirement Plan           50.540%*
One Wall Street 12th Fl
New York NY  10286

Bost & Co. A/C #LFEF7441002                            8.749%
FBO: Lifespan Corp. Endowment
Mutual Fund Operations
PO Box 3198
Pittsburgh, PA 15230-3198

Surdna Foundation, Inc.                               31.694%*
c/o The Northern Trust Company
P.O. Box 92956 801 S. Canal Street
Chicago, IL 60675

      *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

      Standish Mellon Asset Management Company LLC serves as the adviser to the Crossover Bond Fund, Opportunistic High Yield Fund and Opportunistic Emerging Markets Debt Fund pursuant to written investment advisory agreements. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Financial Corporation ("Mellon") of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Standish Mellon is a wholly owned subsidiary of Standish Mellon Asset Management Holdings LLC ("SMAMH"), a Delaware limited liability company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. SMAMH, which is a wholly owned subsidiary of Mellon, serves as the holding company for the ownership interests of Standish Mellon.

      The following constitute the members of the Board of Directors of Standish
Mellon: William F. Adam, Director; Edward H. Ladd, Chairman and Director; John
J. Nagorniak, Director; Ronald P. O'Hanley, Director; Patrick J. Sheppard, Director; Thomas P. Sorbo, Chief Operating Officer and Director; and Richard S. Wood, President and Director.

      Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      Subject to the supervision and direction of the trustees of the Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the funds to use the name "Standish Mellon." In addition to those services, the adviser provides the funds with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee based upon a percentage of the applicable fund's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

      Fund                                         Contractual Advisory Fee Rate
      ----                                         -----------------------------
      Crossover Bond Fund                                      .40%
      Opportunistic High Yield Fund                            .40%
      Opportunistic Emerging Markets Debt Fund                 .50%

      During the last three fiscal years ended December 31, 2002 the funds and the Portfolios paid advisory fees in the following amounts:

Fund                                              2000    2001      2002
----                                              ----    ----      ----
Crossover Bond Fund(1)                             N/A    N/A       N/A
Opportunistic High Yield Fund(2)                   N/A    $0(2)     $0(2)
Opportunistic Emerging Markets Debt Fund(3)        N/A    $0(3)     $0(3)

(1)   The Crossover Bond Fund has not commenced operations as of December 31,
      2002.
(2) The Opportunistic High Yield Fund commenced operations on April 2, 2001. The adviser voluntarily agreed not to impose its advisory fee for the period ended December 31, 2001 and year ended December 31, 2002 in the amounts of $477,953 and $191,078, respectively.
(3) The Opportunistic Emerging Markets Debt Fund commenced operations on March 26, 2001. The adviser voluntarily agreed not to impose its advisory fee for the period ended December 31, 2001, and year ended December 31, 2002 in the amounts of $38,323 and $37,316, respectively.

      Pursuant to the investment advisory agreements, each fund bears the expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the funds will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and trustees' fees and expenses.

      Unless terminated as provided below, the investment advisory agreement continues in full force and effect for an initial two year period and thereafter from year to year but only so long as each such continuance is approved annually
(i) by the trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the funds and, in either event (ii) by vote of a majority of the trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the funds or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

      In an attempt to avoid any potential conflict with portfolio transactions for the funds or Portfolios, the Trust, the Adviser and the Principal Underwriter have each adopted a Code of Ethics which are designed to maintain a high standard of personal conduct by directing that all personnel place the interests of each Fund and Portfolio and their shareholders ahead of their own when effecting personal securities transactions. While the codes do permit personnel to invest in securities for their own accounts, the codes impose extensive restrictions on personal securities trading including the pre-clearance of all personal securities transactions and a prohibition of purchasing during initial public offerings of securities. Each code is on public file with, and is available from, the SEC.

      Factors Considered by the Disinterested Trustees in Approving the Investment Advisory Agreement.

The 1940 Act requires that the investment advisory agreements between the adviser and the Trust and Portfolio Trust, on behalf of each Fund or Portfolio, be approved annually both by the respective Boards of Trustees and also by a majority of the Disinterested Trustees voting separately. At a meeting held on October 8, 2002, each Board of Trustees, including all of the Disinterested Trustees voting separately in person, determined that the terms of each investment advisory agreement are fair and reasonable and that each agreement is in the best interest of the respective funds and Portfolios.

In evaluating each investment advisory agreement, the Trustees reviewed materials furnished by the adviser, including information about their respective affiliates, personnel, operations and financial condition. The Trustees also discussed with representatives of the adviser the Fund's and Portfolio's operations and the adviser's ability to provide advisory and other services to the Funds and the Portfolios. The Trustees also reviewed, among other things:

      o the scope and nature of the advisory and administrative services provided by the adviser and its affiliates;
      o the fee charged by the adviser for investment advisory services as well as other compensation or benefits, including "soft dollar" benefits, received by the adviser and its affiliates;
      o the investment performance, fees and total expenses of the Funds and the Portfolios and of the investment companies with similar objectives and strategies managed by other investment advisers as well as the investment performance of unmanaged securities indices;
      o the profitability to the adviser of managing the Funds and the Portfolios.
      o     sales and redemption activity of the Funds and Portfolios;
      o the experience of the investment advisory personnel providing services to the Funds and the Portfolios; and
      o the adviser's brokerage practices with respect to the Funds' and Portfolios' portfolio transactions;

The Trustees considered the following as relevant to their determination: (1) the favorable history, reputation, qualification and background of the adviser and Mellon as well as the qualifications of their respective personnel; (2) reasonableness of the fee and expense ratios of the Funds and Portfolios relative to the quality of services expected to be provided and their comparability to the fee and expense ratios of similar investment companies; (3) the strategic plan offered by Mellon for the support and growth of its asset management subsidiaries, and the adviser's place within that plan and (4) other factors that the Trustees deemed relevant. The Trustees deemed each of these factors to be relevant to their consideration of each investment advisory agreement.

Distributor of the Funds

      Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the funds' shares. In that capacity, Standish Fund Distributors has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Standish Fund Distributors. Pursuant to the Underwriting Agreement, Standish Fund Distributors has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Standish Fund Distributors receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the trustees of the Trust or (ii) by a vote of a majority of the trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the trustees of the Trust, a vote of a majority of the trustees who are not "interested persons" of the Trust, or, with respect to a fund, by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Standish Fund Distributors are located at Mellon Financial Center, One Boston Place, 26th Floor, Boston, Massachusetts 02108.

                        PURCHASE AND REDEMPTION OF SHARES

      Detailed information on purchase and redemption of shares is included in the prospectus.

      In addition to Standish Fund Distributors and other agents of the Trust, each fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by a fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Shares of a fund purchased through authorized brokers and dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the funds, Standish Fund Distributors or Standish Mellon.

      The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

      The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities distributed upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

      The adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the respective fund. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds generating the soft dollar credits. The investment advisory fees paid by the funds under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

      The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

      Because most of the fund's securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the funds have not paid any brokerage commissions since their commencement of operations.

                        DETERMINATION OF NET ASSET VALUE

      Each fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time). If the New York Stock Exchange closes early, the calculation of net asset value will be accelerated to the actual closing time. Net asset value is computed by dividing the value of all securities and other assets of the fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

      Portfolio securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the trustees.

      Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the trustees, which may include the use of yield equivalents or matrix pricing.

      Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the trustees of the Trust.

                           THE FUNDS AND THEIR SHARES

      Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share represents an equal proportionate interest in the respective fund with each other share and is entitled to such dividends and distributions as are declared by the trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

      Pursuant to the Declaration, the trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The trustees have established other series of the Trust.

Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the trustees may authorize each fund to invest all of its investible assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

      All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                                    TAXATION

      Each series of the Trust, including each fund, is treated as a separate entity for U.S. federal income tax purposes. Each fund presently has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, each fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

      In order to qualify as a regulated investment company under Subchapter M, each fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% Income Test") and satisfy certain quarterly asset diversification requirements.

      If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund did not qualify for any taxable year as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax.

      Each fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements in a timely manner. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December but paid during the following January. Such distributions will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which the distributions are declared, rather than the year in which the distributions are received.

      For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares in a fund. In general, assuming that a fund has sufficient earnings and profits, dividends from investment company taxable income are treated as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are treated as long-term capital gain for federal income tax purposes without regard to the length of time shares of the fund have been held. Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

      On January 7, 2003, President Bush proposed an economic growth plan which contains a provision that would exclude from income dividends paid by corporations to the extent paid out of previously taxed corporate income. While there can be no assurance as to whether such provision will be enacted into law or as to its scope if enacted, it is unlikely that dividends paid by a fund with respect to debt securities will be excluded from the income of shareholders under President Bush's proposal.

      If, as anticipated, each fund continues to qualify as a regulated investment company under the Code, each such fund will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

      Each fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund. The Opportunistic High Yield Bond Fund has accumulated capital loss carryforwards in the amount of $12,655,215 and $7,303,547 which expire on December 31, 2009 and December 31, 2010, respectively. The Opportunistic Emerging Markets Debt Fund has accumulated capital loss carryforwards in the amount of $28,028 which expire on December 31, 2010.

      If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash to satisfy the distribution requirements.

      Certain options, futures contracts and forward foreign currency contracts entered into by the funds may cause the funds to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out or exercised or such futures or forward contracts may not have been performed or closed out. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described below, and may accordingly produce ordinary income or loss. Additionally, a fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a fund's or portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a fund's distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

      The federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars are unclear in certain respects, and each fund will limit its transactions in these instruments so that it can account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, each fund does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the funds may acquire "regular" interests in REMICs.

      Foreign exchange gains and losses realized by a fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures contracts and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's investment in stock or securities, (or its options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the funds or their shareholders in future years.

      In some countries, restrictions on repatriation may make it difficult or impossible for a fund to obtain cash corresponding to its earnings from such countries, which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

      The funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to their investments in foreign countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the funds would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service.

      The funds may meet the 50% threshold referred to in the previous paragraph for a year and, if one does, it may file an election with the Internal Revenue Service pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund even though not actually received by them and (ii) treat such respective pro rata portions as foreign taxes paid by them.

      Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes. If a fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the applicable fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the fund and (ii) the portion of fund dividends which represents income from each foreign country.

      If a fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), a fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the actual or deemed sale of stock in such companies, even if all income or gain actually received by a fund is timely distributed to its shareholders. The funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the funds to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of passive foreign investment companies as ordinary income. The funds may limit and/or manage their holdings, if any, in passive foreign investment companies to limit their tax liability or maximize their returns from these investments.

      Investment in debt obligations by a fund that are at risk of or in default presents special tax issues for the applicable fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, in the event that it invests in such securities, in order to seek to ensure that the fund distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

      A fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent a fund earned dividend income from stock investments in U.S. domestic corporations. The funds are permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of a fund's distributions, from the dividends attributable to such stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

      At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed taxable income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by a fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

      Upon a redemption, exchange or other disposition of shares of the funds in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or other disposition may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of the loss generally would be included in the federal tax basis of the shares acquired. Any loss recognized upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

      The foregoing discussion relates solely to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, financial institutions, and securities dealers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable

to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states as well as the federal, and any other state, local, or foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

      Federal law requires that each fund withhold (as "backup withholding") 30% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions (and exchanges) or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement shareholders must certify on their Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

      Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the fund.

                             ADDITIONAL INFORMATION

      The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC's Web site at http://www.sec.gov.

                        EXPERTS AND FINANCIAL STATEMENTS

      Each fund's financial statements contained in the 2002 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, independent accountants, and are incorporated by reference into this SAI.

      The financial statements for the year ended December 31, 2002 are incorporated by reference from the 2002 Annual Reports, which have previously been sent to shareholders and were filed with the SEC on or about March 7, 2003, 1940 Act File No. 811-04813.

                                    APPENDIX

                         MOODY'S RATINGS DEFINITIONS FOR
                         CORPORATE BONDS AND SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUES

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                            STANDARD & POOR'S RATINGS
                                   DEFINITIONS

      AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                STANDARD & POOR'S
                        CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

      AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

      Key players in the global trade and financial system:

      -     Prosperous and resilient economies, high per capita incomes
      -     Low fiscal deficits and government debt, low inflation
      -     Low external debt.

      AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

      -     slightly integrated into global trade and financial system
      -     Differ from AAAs only to a small degree because:
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
      -     More variable fiscal deficits, government debt and inflation
      -     Moderate to high external debt.

      A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

      - Established trend of integration into global trade and financial system
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
      -     Usually rapid growth in output and per capita incomes
      - Manageable through variable fiscal deficits, government debt and inflation
      -     Usually low but variable debt

      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      - Very high and variable debt, often graduates of Brady plan but track record not well established.

      BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested
      - Economies less prosperous and often more vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      -     High and variable external debt.

      BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      - Very high and variable debt, often graduates of Brady Plan but track record not well established

      In the case of sovereign, subnational and sovereign related issuers, a fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where a fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the fund will use the foreign currency rating for the issuer; in the case where a fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the fund will treat the security as being unrated.

                          DESCRIPTION OF DUFF & PHELPS

                         RATINGS FOR CORPORATE BONDS AND
                         FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUERS

      AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

      B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating guide.

                            FITCH IBCA INTERNATIONAL
                             LONG-TERM CREDIT RATING
                                   DEFINITIONS

      AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B - Bonds are considered highly speculative. The obligor's ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                        FITCH IBCA LONG-TERM RATINGS FOR
                                 NATIONAL ISSUES

      AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

      A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

      B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

                                                        [LOGO] STANDISH FUNDS(R)

Prospectus                  Standish International Fixed Income Fund
--------------------------------------------------------------------------------
May 1, 2003                 (Service Class Shares)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

[GRAPHIC]

Risk/Return Summary.........................................................   3
    International Fixed Income Fund.........................................   3

The Fund's Investments and Related Risks....................................   5
    Additional information about the fund's principal investments...........   5
    Information about the fund's other investment strategies................   5

The Investment Adviser......................................................   7
    About Standish Mellon...................................................   7
    Who can invest in the fund..............................................   7
    Who may want to invest..................................................   7
    Fund managers...........................................................   8
    Advisory services and fees..............................................   8

Investment and Account Information..........................................   9
    How to purchase shares..................................................   9
    How to exchange shares..................................................  10
    How to redeem shares....................................................  10
    Transaction and account policies........................................  11
    Valuation of shares.....................................................  11
    Dividends and distributions.............................................  11

Fund Details................................................................  12
    Taxes...................................................................  12
    The fund's service providers............................................  12

Financial Highlights........................................................  13

For More Information........................................................  16

Mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Standish International Fixed Income Fund (Service Class)

Risk/Return Summary

                        International Fixed Income Fund

Investment objective

To maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

Key investments and strategies

The fund invests, under normal circumstances, at least 80% of net assets in fixed income securities. The fund also invests, under normal circumstances, at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets. The fund always invests in at least 5 countries other than the U.S. At times, the fund may invest a substantial part of its assets in any one country. The fund will hedge most, but not necessarily all, of its foreign currency exposure to protect the U.S. dollar value of the fund's assets. The fund may also invest in interest rate futures contracts.

Credit quality

The fund invests primarily in investment grade securities, but may invest up to 15% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B. The adviser selects fixed income securities that have the potential to be upgraded.

Targeted average portfolio credit quality

In the range of A to AA/Aa

Maturity

The fund is not subject to any maturity restrictions.

How investments are selected

The adviser focuses on identifying undervalued government bond markets, currencies, sectors and securities and deemphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The adviser selects securities for the fund's portfolio by:

o Using fundamental economic and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies and the credit quality of governmental debt.

o Focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, currency, sector, security or hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

o During periods of extreme interest rate volatility the fund has difficulty closing out its position in interest rate futures contracts or closing out the position at a price which the adviser believes would be advantageous to the fund.

Other principal risks

The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than diversified funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.

                        Standish International Fixed Income Fund (Service Class)

Risk/Return Summary

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in performance of the fund's Service Class shares for periods beginning April 25, 2000, the inception date for the Service Class. For periods prior to April 25, 2000, the performance shown is for the Institutional Class shares, reduced to reflect the deduction of the 25 basis point service fee applicable to the Service Class shares. The total return table shows how average annual returns of the Service Class shares for periods beginning April 25, 2000, and of the Institutional Class shares for periods prior to April 25, 2000 (similarly reduced), compare to those of two widely recognized, unmanaged indices of fixed income securities. Past performance does not indicate how the fund will perform in the future.

[The following was depicted as a bar graph in the printed piece.]

Calendar Year Ended December 31

 1993    1994    1995    1996    1997   1998   1999   2000   2001   2002
23.48%  -9.45%  17.84%  14.99%  11.59%  8.46%  0.54%  9.41%  3.81%  6.13%

Quarterly returns:

Highest: 9.92% in 3rd quarter 1991
Lowest: (5.84)% in 1st quarter 1994

+Institutional Class shares of the fund are not offered in this prospectus. The performance of the Institutional Class shares shown for periods prior to the inception of the Service Class has been reduced to reflect the deduction of the 25 basis points service fee. Institutional Class shares and Service Class shares are invested in the same portfolio of securities and actual returns differ only to the extent that each class has different expenses.

Average annual total returns for selected periods ended December 31, 2002+

International Fixed Income Fund                                        Inception
(Sevice Class)                     1 Year     5 Years     10 Years       Date*
Return Before Taxes                 6.13       5.63         8.32      01/02/1991
Return After Taxes on
Distributions**                     4.91       2.31         4.46          N/A
Return After Taxes on
Distributions and Sale of
Fund Shares**                       3.65       2.75         5.07          N/A
J.P. Morgan Non-U.S
Govt. Bond Index
(Hedged)***                         7.00       7.38         8.59          N/A
Lehman Brothers
Aggregate****                      10.25       7.55         7.51          N/A
(reflects no deduction for fees, expenses or taxes)

*Life of Institutional Class.
**After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such s 401(k) plans or individual retirement accounts.
***The J.P. Morgan Non-U.S. Government Bond Index (Hedged) is an unmanaged broad based index of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars.
****The Lehman Brothers Aggregate Index is an unmanaged, broad based index of domestic, U.S. dollar-denominated, fixed rate investment grade bonds.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                              International
                                                               Fixed Income
                                                                   Fund
Based on fiscal year ended 12/31/02                          (Service Class)

Shareholder fees                                                   None
(fees paid directly from your investment)
Redemption fee(1)                                                     2%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
  Management fees                                                  0.40%
  Distribution (12b-1) fees                                        None
  Other expenses                                                   0.71%
    Service fee                                                    0.25%
    Total annual fund operating expenses                           1.36%

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2) Because Standish Mellon has agreed to cap the fund's operating expenses, the fund's expenses were:

  Management fees                                                  0.40%
  Distribution (12b-1)                                             None
  Other expenses                                                   0.19%
  Service fee                                                      0.25%
  Total annual fund operating expenses                             0.84%

These caps may be changed or eliminated.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                     After        After       After       After
                                    1 Year       3 Years     5 Years    10 Years
International Fixed Income Fund
(Service Class)                      $138         $431         $745      $1,635

Standish International Fixed Income Fund (Service Class)

The Fund's Investments and Related Risks

Additional information about the funds' principal investments

The fund may invest in a wide range of fixed income securities

Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may use mortgage dollar rolls to finance the purchase of additional investments. In a mortgage dollar roll transaction, a fund sells a mortgage-backed security to financial institution and agrees to repurchase similar mortgage-backed security at a later date at a price that is agreed upon at the time of the sale. The fund will earn income by investing the proceeds from the sale in short-term securities. Dollar rolls expose the fund to risk that return generated by the short-term investments is lower than the financing cost of the fund's obligations to repurchase similar securities at the agreed upon date.

Information about the funds' other investment strategies

Emerging Market Investments The fund may invest 10% of assets in emerging markets generally and 3% of assets in any single emerging market. At times the fund invests substantially in fixed income securities of foreign governments or their political subdivisions. This exposes the fund to additional risk if the foreign government is unable or unwilling to repay principal or interest when due.

Credit quality Securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality.

If a security receives "split" (different) ratings from multiple rating organizations, the fund will treat the security as being rated in the higher rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.

                        Standish International Fixed Income Fund (Service Class)

The Fund's Investments and Related Risk

Derivative contracts The fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates or currency exchange rates.

o     As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of the fund's portfolio.

o     To enhance the fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make the fund's portfolio less liquid and harder to value, especially in volatile markets.

Securities lending The fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by a fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by the fund will not exceed 20% of the value of the fund' total assets. The fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

Impact of high portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Investment Objective The fund's investment objective may be changed by the fund's trustees without shareholder approval. However, the fund's key investment strategy of investing at least 80% of net assets in particular types of securities may not be changed unless each fund provides 60 days advance notice to its shareholders.

Standish International Fixed Income Fund (Service Class)

The Investment Adviser

Standish Mellon offers a broad array of investment services that include management of domestic and international equity and fixed income portfolios.

About Standish Mellon

Standish Mellon was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish Mellon manages more than $40 billion in assets for institutional and individual investors in the U.S. and abroad. Standish Mellon is the adviser to each fund.

Standish Mellon is a wholly owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $2.9 trillion of assets under management, administration or custody, including approximately $581 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by our portfolio managers.

Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon has built a powerful internal network of overlapping resources.

Who can invest in the fund

The fund is only available through account administrators that provide omnibus services for groups of individuals who beneficially own fund shares. Omnibus accounts include pension and retirement plans as well as taxable and tax-deferred investing programs that provide personal or account maintenance services to groups of individuals.

Who may want to invest

The fund may be appropriate for investors:

o Interested in diversifying their fixed income investments beyond the U.S. market.

o Prepared to accept the risks of investing in foreign and emerging markets, which include political instability, currency fluctuations and illiquidity.

o Willing to tolerate fluctuations in bond prices due to interest rate changes.

o Looking for a hedge against inflation, which erodes the purchasing power of money.

                        Standish International Fixed Income Fund (Service Class)

The Investment Adviser

Fund managers

Fund                               Fund managers           Positions during past five years*
International Fixed Income         W. Charles Cook II      Senior vice president and director of
Fund                                                       Standish Mellon, Mr. Cook is director of the
                                                           global/international fixed income team. He
                                                           also has research responsibilities in non-U.S.
                                                           bond and derivatives markets.

*Includes positions with the predecessor to Standish Mellon for periods prior to August 1, 2001.

Advisory services and fees

Standish Mellon provides International Fixed Income Fund with portfolio management and investment research services. The adviser places orders to buy and sell the fund's portfolio securities and the adviser manages the fund's business affairs. For the year ended December 31, 2002, the adviser was entitled to an advisory fee for its services as set forth in the table below. The adviser has agreed to limit the fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). The agreement is temporary and may be terminated or changed at any time.

                           Annual Advisory Fee Rate(1)
               (as a percentage of the fund's average net assets)

Fund                 Actual advisory fee paid       Contractual advisory fee        Current expense limitation*
International Fixed            0.40%                         0.40%                  Capped at a rate equal to the
Income Fund                                                                         total expense ratio of Standish
(Service Class)                                                                     International Fixed Income Fund
                                                                                    plus 0.25%.

*Current expense limitations, also shown as a percentage of the fund' average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Standish Mellon.

                               Investment Adviser

                  Standish Mellon Asset Management Company LLC
                                One Boston Place
                        Boston, Massachusetts 02108-4408

Standish International Fixed Income Fund (Service Class)

Investment and Account Information

How to purchase shares

Who may purchase fund shares Only account administrators for omnibus accounts may purchase the fund's shares. Individuals may not purchase shares directly from the fund.

o If you are an individual investing assets in a retirement plan sponsored by your employer, contact your employer to find out how to purchase fund shares.

o If you are an individual investing assets in a self-administered retirement plan, contact your account administrator to find out how to purchase fund shares.

Minimum initial investment for the fund is $100,000 per omnibus account. This minimum does not apply to investments by individual participants in an omnibus account. Also, this minimum does not apply to omnibus accounts that use Standish Mellon or one its affiliates as their investment adviser.

All orders to purchase shares received by the distributor or certain account administrators before the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) will be executed at that day's share price if payment is received by the fund's custodian by a specified time on the next business day. Orders received after that time will be executed at the next business day's price. Financial intermediaries acting on a purchaser's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

Account administrators should:

o Open an account with the fund by sending to the distributor a completed original account application.

o Transmit electronically or by telephone to the distributor the name of the fund, the dollar amount of shares to be purchased and the applicable account number.

o Wire the purchase price in immediately available funds not later than 3:00 p.m. eastern time on the next business day.

The distributor's address is:

                        Standish Fund Distributors, L.P.
                                 P.O. Box 51407
                        Boston, Massachusetts 02205-1407
                              Tel: 1.800.221.4795
                               Fax: 617.350.0042
                        Email: funds@standishmellon.com

                        Standish International Fixed Income Fund (Service Class)

Investment and Account Information

How to exchange shares

Account administrators may exchange Service Class shares of International Fixed Income Fund for Service Class shares of any other Standish fund, if the registration of both accounts is identical. Individuals should contact their employers or account administrators to find out how to exchange fund shares. The fund may refuse any exchange order and may alter, limit or suspend its exchange privilege on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, Standish Mellon may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. The exchange limit may be modified to conform to retirement plan exchange limits and Department of Labor regulations.

Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

By mail

Account administrators should:

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into, the class of shares (if applicable) and dollar amount to be exchanged.

o     Provide both account numbers.

o     Signature guarantees may be required.

By telephone

Account administrators should:

o     If the account has telephone privileges, call the distributor.

o Provide the name of the current fund, the fund to exchange into, the class of shares (if applicable) and dollar amount to be exchanged.

o     Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares

All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) will be executed at that day's share price. Orders accepted after that time will be executed at the next business day's price. All redemption orders must be in good form. The fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Individuals should contact their employers or account administrators to find out how to redeem fund shares.

By mail

Account administrators should:

o Send a letter of instruction to the distributor signed by each registered account owner.

o State the name of the fund the class of shares (if applicable) and number of shares or dollar amount to be sold.

o     Provide the account number.

o     Signature guarantees may be required (see page 11).

By telephone

Account administrators should:

o     If the account has telephone privileges, call the distributor.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

o The distributor may ask for identification and all telephone transactions may be recorded.

Standish International Fixed Income Fund (Service Class)

Transaction and account policies

Accounts with low balances. If an omnibus account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may notify the account administrator that omnibus account participants should increase the size of the account to $50,000 within 30 days. If the omnibus account does not increase to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the administrator.

In-kind purchases and redemptions. Securities held in an omnibus account may be used to purchase shares of the fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. The fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o     members of the STAMP program or the Exchange's Medallion Signature Program

o     a broker or securities dealer

o     a federal savings, cooperative or other type of bank

o     a savings and loan or other thrift institution

o     a credit union

o     a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Valuation of shares

The fund offers its shares at the NAV per share of the class. The fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The fund calculates the NAV of each class of shares separately. If the exchange closes early, the fund accelerates calculation of NAV and transaction deadlines to that time.

The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of security has been materially affected by events occurring after the closing of a foreign exchange, the fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations.

Foreign markets may be open days when the U.S. markets are closed and the value of foreign securities owned by the fund may change days when shareholders Dividends cannot purchase and or redeem distributions shares.

Dividends and distributions

The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares and distributes dividends from net investment income quarterly. The fund declares and distributes net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund unless the shareholder elects to receive them in cash. Substantially all of the fund's distributions will be from net investment income.

                        Standish International Fixed Income Fund (Service Class)

Fund Details

Taxes

Transactions                               Federal Tax Status (for taxable investors only)
Sales or exchanges of shares.              Usually capital gain or loss. Tax rate depends on how long shares are held.

Distributions of long term capital gain.   Taxable as long-term capital gain. Tax rate depends on how long the fund held the portfolio securities sold and other factors.

Distributions of short term capital gain.  Taxable as ordinary income.

Dividends from net investment income.      Taxable as ordinary income.

Every January, the fund provides information to certain account administrators about the fund' dividends and distributions, which are taxable even if reinvested, and about the accounts' redemptions during the previous calendar year. Any account administrator who does not provide the fund with a correct taxpayer identification number and required certification may subject the account to federal backup withholding tax.

Taxable investors should generally avoid investing in the fund shortly before an expected dividend or capital gain distribution. Otherwise, an investor may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Investors should consult their tax advisers about their own particular tax situations.

The fund's service providers

                              Principal Underwriter
                        Standish Fund Distributors, L.P.

                  Custodian, Transfer Agent and Fund Accountant
                         Investors Bank & Trust Company

                             Independent Accountants
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                                Hale and Dorr LLP

Standish International Fixed Income Fund (Service Class)

Financial Highlights

The financial highlights tables are intended to help shareholders understand the fund's financial performance for the past five years, or less if fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that shareholder would have earned or lost on an investment in fund (assuming reinvestment of all dividends and distributions). The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the fund's financial statements, are included in the fund's annual report (available upon request).

International Fixed Income Fund (Service Class)

                                                                                  For the period
                                                                                  April 25, 2000
                                                             Fiscal Year Ended   (commencement of
                                                                December 31,      operations) to
                                                              2002      2001(a)  December 31, 2000
Net asset value--beginning of period                         $19.24      $18.81       $21.48
                                                             ------      ------       ------
Income from investment operations
  Net investment income(1)                                     0.69        0.69         0.69
  Net realized and unrealized gain (loss)                      0.45        0.02         0.67
                                                             ------      ------       ------
  Total from investment operations                             1.14        0.71         1.36
                                                             ------      ------       ------
Less distributions declared to shareholders
  From net investment income                                  (0.47)      (0.28)       (4.03)
  From tax return of capital                                  (0.13)
                                                             ------      ------       ------
  Total distributions declared to shareholders                (0.60)      (0.28)       (4.03)
                                                             ------      ------       ------
  Net asset value--end of period                             $19.78      $19.24       $18.81
                                                             ======      ======       ======

Total return(4)                                                6.13%       3.81%        6.61%(3)
  Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)*                 $2,633      $1,880         $213 (2)
  Expenses (to average net assets)                             0.84%       0.81%        0.78%(2)
  Net investment income (to average daily net assets)*         3.64%       3.56%        4.89%(2)
  Portfolio turnover                                            159%        211%         240%(3)

*For the periods indicated, the adviser voluntarily agreed not to impose its advisory fee on the portfolio and reimbursed the fund for its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income (loss) per share(1)                     $0.59       $0.51       $(0.19)
Ratios (to average net assets)
Expenses                                                       1.36%       1.75%        7.02%(2)
Net investment income                                          3.12%       2.62%       (1.35)%(2)

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 3.60% to 3.56%. Per share data and ratio/ supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1) Calculated based on average shares outstanding.
(2) Computed on an annualized basis.
(3) Not annualized.
(4) Total return would have been lower in absence of expense waivers.

                        Standish International Fixed Income Fund (Service Class)

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Standish International Fixed Income Fund (Service Class)

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                        Standish International Fixed Income Fund (Service Class)

For More Information

Standish Mellon Asset Management Company LLC is an investment counseling firm that manages assets for institutional investors and high net worth individuals as well as mutual funds. Standish Mellon offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

For investors who want more information about the Standish International Fixed Income Fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to Institutional Class shareholders. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the performance of the fund's Institutional Class during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference. Investors can get free copies of reports and SAIs, request other information and discuss their questions about the fund by contacting the fund at:

Standish Funds
P.O. Box 51407
Boston, MA 02205-1407

Telephone: 1.800.221.4795

Email:
funds@standishmellon.com

Internet:
http://www.standishmellon.com

Investors can review the fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Wash-ington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o     Free from the Commission's Internet website at http://www.sec.gov

[LOGO] STANDISH FUNDS(R)
       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.standishmellon.com

                                                          Investment Company Act
                                                          file number (811-4813)

Standish International Fixed Income Fund (Service Class)

May 1, 2003

                    STANDISH INTERNATIONAL FIXED INCOME FUND
                                  SERVICE CLASS

                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the prospectus dated May 1, 2003, as amended and/or supplemented from time to time, of the Standish International Fixed Income Fund Service Class (the fund), a separate investment series of Standish, Ayer & Wood Investment Trust (the Trust).

      The SAI should be read in conjunction with the fund's prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the fund by contacting the fund at the phone number above. The fund's financial statements which are included in the 2002 annual report to shareholders are incorporated by reference into this SAI.

                          -----------------------------

                                    CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.............................................2
INVESTMENT RESTRICTIONS......................................................28
CALCULATION OF PERFORMANCE DATA..............................................29
MANAGEMENT...................................................................31
SERVICE PLAN.................................................................40
PURCHASE AND REDEMPTION OF SHARES............................................42
PORTFOLIO TRANSACTIONS.......................................................43
DETERMINATION OF NET ASSET VALUE.............................................43
THE FUND AND ITS SHARES......................................................44
TAXATION.....................................................................45
ADDITIONAL INFORMATION.......................................................50
EXPERTS AND FINANCIAL STATEMENTS.............................................50
APPENDIX.....................................................................51

                        INVESTMENT OBJECTIVE AND POLICIES

      The prospectus describes the investment objective and policies of the fund. The following discussion supplements the description of the fund's investment policies in the prospectus.

      Adviser. Standish Mellon Asset Management Company LLC ("Standish Mellon") is the investment adviser to the fund. Standish Mellon is sometimes referred to in this SAI as the "adviser."

      Suitability. The fund is not intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the fund.

      Credit Quality. Investment grade securities are those that are rated at Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poors"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch).

      Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

      Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's, Duff or Fitch, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent the fund invests in medium grade or below investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

      If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute the fund's credit quality and also to determine the security's rating category. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by the fund is downgraded below the minimum rating required for the fund, the adviser will determine whether to retain that security in the fund's portfolio.

      Maturity and Duration. The fund generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years or less. However, the fund may purchase individual securities with effective maturities that are outside of these ranges. The effective maturity of an individual portfolio security in which the fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to the fund than was anticipated at the time the securities were purchased. The fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

      Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, the fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

      Securities. The fund invests primarily in all types of fixed income securities. In addition, the fund may purchase shares of other investment companies and real estate investment trusts ("REITs"). The fund may also enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to the fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

      Additional Investment Information. Under normal market conditions, the fund invests at least 80% of its net assets in fixed income securities. The fund also invests at least 65% of its net assets in fixed income securities of foreign governments or their political subdivisions and companies located in foreign countries.

      Country Selection. Under normal market conditions, the fund's assets are invested in securities of issuers located in at least five countries, not including the United States. The fund may invest a substantial portion of its assets in one or more of those five countries. The fund may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

      Credit Quality. The fund invests primarily in investment grade fixed income securities. The fund may, however, invest up to 15% of its total assets in securities rated Ba or below by Moody's or BB or below by Standard and Poor's, Duff or Fitch, or, if not rated, judged by Standish Mellon to be of equivalent credit quality. The average dollar-weighted credit quality of the fund's portfolio is expected to be in the range of A to Aa according to Moody's or A to AA according to Standard & Poor's, Duff or FitchIBCA.

Description of Securities and Related Risks

General Risks of Investing

      The prospectus discusses the principal risk of investing in the fund. The following discussion provides additional information on the risks associated with an investment in the fund. The fund invests primarily in fixed income securities and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The fund is also subject to risks associated with direct investments in foreign securities as described under the "Specific Risks" section.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and the fund will suffer from the inability to invest in higher yield securities.

      Specific Risks

      The following sections include descriptions of specific risks that are associated with the fund's purchase of a particular type of security or the utilization of a specific investment technique.

      Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      U.S. Government Securities. The fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPs").

      Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which the fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

      Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of fund or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

      Investing in Emerging Markets. Although the fund invests primarily in securities of established issuers based in developed foreign countries, the fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. The fund may invest up to 10% of its total assets in issuers located in emerging markets generally, with a limit of 3% of total assets invested in issuers located in any one emerging market. These limitations do not apply to investments denominated or quoted in the euro.

      The fund may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital;
(ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the emerging market countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the fund, the adviser and its affiliates and their respective clients and other service providers. The fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries.

      Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the fund may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the fund. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and the fund is not required to invest in any emerging market country.

      In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the fund may invest only through investment funds in such emerging market countries.

      The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the fund to the extent that they invest in emerging market countries.

      Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

      Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which the fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

      Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and the fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and the fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

      Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

      Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of the fund's assets so invested.

      Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

      The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

      There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

      Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the fund's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which the fund's securities are denominated may have a detrimental impact on the fund's net asset value except to the extent such foreign currency exposure is subject to hedging transactions. The fund may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and currency options. The fund's use of currency transactions may expose it to risks independent of its securities positions. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a discussion of the risks associated with such strategies.

      Below Investment Grade Fixed Income Securities. The fund may invest up to 15% of its total assets in below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities or "junk bonds," may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

      The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

      The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not based on the fund's fundamental analysis, may depress the prices for such securities.

      Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the fund invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the fund's net asset value.

      The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

      The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value. A less liquid secondary market also may make it more difficult for the fund to obtain precise valuations of the high yield securities in its portfolio.

      Proposed federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

      Below investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. The fund may also incur additional expenses to the extent that either is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

      Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The adviser continually monitors the investments in the fund's portfolio and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

      For the fiscal year ended December 31, 2002, the fund's investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:

International Fixed Income Fund

             Investments                           Percentage
             U.S. Governmental securities               9.99%
             U.S. Government Agency securities          4.16%
             Corporate Bonds:
             Aaa or AAA                                54.22%
             Aa or AA                                  11.63%
             A                                         10.95%
             Baa or BBB                                 5.83%
             Ba or BB                                   2.27%
             B                                           .95%
             Below B                                       0%
                                                       100.0%

      Sovereign Debt Obligations. The fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend fund to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Brady Bonds. The fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

      Obligations of Supranational Entities. The fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

      Eurodollar and Yankee Dollar Investments. The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The fund may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

      Mortgage-Backed Securities. The fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair the fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase the fund's exposure to rising interest rates and prevent the fund from taking advantage of such higher yields.

      GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. See the SAI for additional descriptions of GNMA, FNMA and FHLMC certificates.

      Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The fund does not intend to purchase residual interests in REMICs.

      Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, the fund may fail to recoup fully its initial investment in these securities. Although the markets for SMBS and CMOs are increasingly liquid, certain SMBS and CMOs may not be readily marketable and will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Life of Mortgage-Related Obligations. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

      As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

      GNMA Certificates. The Government National Mortgage Association ("GNMA") was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA- insured, Federal Housing Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

      GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

      Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

      GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

      The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

      Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

      FHLMC Participation Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market for conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations ("CMOs").

      Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

      Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

      FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

      A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

      A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

      The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. The adviser would purchase a Z bond for the fund if it expected interest rates to decline.

      FNMA Securities. FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

      FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

      Privately-Issued Mortgage Loan Pools. Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.

      Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

      Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

      In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

      The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors. Before rating an issue, a rating agency such as Standard & Poor's or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, term and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

      Asset-Backed Securities. The fund may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

      Convertible Securities. The fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by the fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

      Warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

      Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

      Investments in Other Investment Companies. The fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series ("WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

      Real Estate Investment Trusts. The fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

      Inverse Floating Rate Securities. The fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

      Zero Coupon and Deferred Payment Securities. The fund may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because the fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Structured or Hybrid Notes. The fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the fund's limitations on investments in illiquid securities. The fund has no limit on investments in structured or hybrid notes. However, it is expected that not more than 5% of the fund's net assets will be at risk as a result of such investments.

      Tax-Exempt Securities. The fund is managed without regard to potential tax consequences. The fund's distributions of interest earned from these investments will be taxable.

Investment Techniques and Related Risks

      Strategic Transactions. The fund may, but is not required to, utilize various investment strategies to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-equity securities, or to seek to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the fund may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing its investment objectives, the fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolios resulting from securities markets, or currency exchange rate fluctuations, to seek to protect the fund's unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes. The fund will attempt to limit net loss exposure from Strategic Transaction entered into for non-hedging purposes to not more than 3% of net assets at any one time. To the extent necessary, the fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that short-term interest rates as indicated in the forward yield curve are too high, the fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the fund's net loss exposure.

      The ability of the fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. The fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The fund's activities involving Strategic Transactions may be limited in order to allow the applicable fund to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company.

      Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

      General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the fund's assets in special accounts, as described below under "Use of Segregated Accounts."

      A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to the fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The fund expects generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poors or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

      If the fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

      The fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be covered (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, the fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

      The fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a price above the market price.

      Options on Securities Indices and Other Financial Indices. The fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

      General Characteristics of Futures. The fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

      The sale of futures contracts creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

      The fund's use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations, including proposed amendments, provide that the fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that either (x) the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the fund's respective net asset value, after taking into account unrealized profits and losses on such positions or (y) the aggregate notional value of such positions does not exceed the liquidation value of the fund 's portfolio after taking into account realized profits and unrealized losses on any subcontracts entered into. The CFTC has provided assurances that mutual funds may rely on the proposed amendments to the regulations prior to their adoption. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

      Currency Transactions. The fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poors or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

      The fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund or the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to non-hedging transactions or proxy hedging as described below.

      The fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean government bond and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

      To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

      Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

      Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The fund expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of the fund's portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. The fund will attempt to limit net loss exposure from Strategic Transactions entered into for non-hedging purposes to not more than 3% of net assets.

      The fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

      The fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. The fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the

Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees of the Trust have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the fund's limitation on investing in illiquid securities.

      Risks of Strategic Transactions Outside the United States. The fund may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

      Use of Segregated Accounts. The fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The fund will cover Strategic Transactions as required by interpretive positions of the SEC. The fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. The fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      "When-Issued," "Delayed Delivery" and "Forward Commitment" Securities. The fund may invest up to 25% of its net assets in securities purchased on a when-issued or delayed delivery basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that the fund enters into the commitment, but interest will not accrue to the fund until delivery of and payment for the securities. Although the fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the fund may sell the securities before the settlement date if deemed advisable by the adviser.

      Unless the fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the fund will segregate, on its records or with its custodian, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's commitment.

      Securities purchased on a "when-issued," "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by the fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued," "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

      Repurchase Agreements. The fund may invest up to 25% of its net assets in repurchase agreements. A repurchase agreement is an agreement under which the fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the fund and is unrelated to the interest rate on the instruments. The instruments acquired by the fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the fund's custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust.

      The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the fund at a time when their market value has declined, the fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the fund are collateral for a loan by the fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

      Forward Roll Transactions. To seek to enhance current income, the fund may invest up to 10% of its net assets in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, the fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that the fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

      Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of the fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the fund, the net asset value of the fund would fall faster than would otherwise be the case.

      Short Sales. The fund may engage in short sales and short sales against the box. In a short sale, the fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, the fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When the fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must segregate cash or liquid assets on its records or in a segregated account with the fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund net assets.

      Loans of Portfolio Securities. Subject to its investment restrictions, the fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

      At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

      Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

      The Boards of Trustees have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

      Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

      U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

      The fund may invest in commercial paper rated P-1 by Moody's or A-1 by Standard & Poors or Duff-1 by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

      Temporary Defensive Investments. The fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. The fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.

      Portfolio Turnover. It is not the policy of the fund to purchase or sell securities for trading purposes. However, the fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. The fund may therefore generally change its portfolio investments at any time in accordance with the adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to the fund's shareholders as ordinary income.

      Portfolio Diversification and Concentration. The fund is non-diversified which means that it may, with respect to up to 50% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of the fund's assets in the securities of a small number of foreign issuers will cause the fund's net asset value to be more sensitive to events affecting those issuers. The fund's policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

      The fund has adopted the following fundamental policies. The fund's fundamental policies cannot be changed unless the change is approved by the "vote of a majority of the outstanding voting securities" of the fund, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund.

      As a matter of fundamental policy, the International Fixed Income Fund may not:

1. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.

3. Lend portfolio securities, except that the fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

      The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

c.    Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

                         CALCULATION OF PERFORMANCE DATA

      The fund may, from time to time, advertise certain total return and yield information. The fund's average annual total return, including average annual total return after taking into account taxes paid on distributions from the fund and taxes paid upon the complete liquidation of the investment in the fund, is calculated by finding the average annual compound rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations if shorter) that would equate the initial amount invested to the ending value according to the following formulas:

      Average annual return : T = (ERV/P)^(1/N) - 1

      Average annual return after taxes on distributions: T1 = (ATVD/P)^(1/N) -
            1

      Average annual return after taxes on distributions and redemptions: T2 = (ATVDr/P)^(1/N) - 1

      Where:

      P = a hypothetical initial payment of $1,000.

      T = average annual total return.

      T1 = average annual total return (after taxes on distributions).

      T2 = average annual total return (after taxes on distributions and redemptions).

      n = number of years

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

      ATVD = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      ATVDr = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

      For average annual total return calculations which reflect the payment of taxes, the highest individual marginal federal income tax rates in effect on the date of reinvestment of the dividend is applied to each component of the distribution (e.g., ordinary income, short-term capital gain or long-term capital gain). No taxes are due on the portions of the distributions which are classified as exempt interest or which are non-taxable, such as returns of capital. When calculating taxes on redemptions, a complete redemption at the end of the 1-, 5- or 10-year periods is assumed and net redemption proceeds are determined by subtracting capital gains taxes resulting from the redemption and adding the benefits, if any, from capital losses resulting from the redemption. The highest federal individual capital gains rate for each type of gain (e.g., short-term or long-term) in effect on the date of the redemption is used to determine the net taxes due on the redemption. The applicable tax rates used for determining taxes on distributions and redemptions may vary over the measurement periods. State and local taxes are not considered in these calculations. In addition, the after-tax calculations disregard the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum tax. Actual after-tax performance will differ depending on your individual circumstances.

      The fund's average annual total return for the one-year, five-year, ten year and since inception periods ended December 31, 2002, and the average annualized yield for the 30-day period ended December 31, 2002 were as follows:

                                                  Average Annual Total Return*

                   Fund                     1-Year    5-Year    10-Year    Yield
                   ----                     ------    ------    -------    -----
International Fixed Income Fund(1)           6.13%    5.63%      8.32%     3.91%
     Return before taxes
     Return after taxes on                   4.91%    2.31%      4.46%      --
     distributions
     Return after taxes on distributions     3.65%    2.75%      5.07%      --
and redemptions

* The adviser voluntarily capped each fund's expenses for various periods since inception. Had the adviser not taken these actions, each fund's performance would be lower.

(1) Because the International Fixed Income Fund Service Class commenced operations on April 25, 2000, the average annual total return quotations for the one, five, ten year and life-of-fund periods include the performance record of its corresponding Institutional Class adjusted to reflect the imposition of service fees at the rate of 0.25% of average daily net assets. The adjustment is made by reducing the corresponding International Fixed Income Fund Service Class's performance record for rolling one month periods by .020833% (the fraction of the .25% service fee paid monthly) and then aggregating those performance results for the appropriate one, five, ten or life of fund period.
(2) The Institutional Class of the International Fixed Income Fund commenced operations on January 3, 1991.

      These performance quotations should not be considered as representative of the fund's performance for any specified period in the future.

      In addition to average annual return quotations, the funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

      International Fixed Income Fund Service Class

             Quarter/Year      Net        Gross
            -------------------------------------
             3Q99             (2.05)%     (2.05)%
             4Q99              0.28        0.28
             1999
             1Q00              1.55        1.55
             2Q00              1.78        1.91
             3Q00              1.72        1.93
             4Q00              3.55        3.77

             Quarter/Year      Net        Gross
            -------------------------------------
             2000              8.87        9.47
             1Q01              3.01        3.22
             2Q01             (0.41)      (0.22)
             3Q01              0.79        0.98
             4Q01              0.41        0.61
             2001              3.81        4.64
             1Q02             (0.52)      (0.32)
             2Q02              2.21        2.48
             3Q02              2.37        2.77
             4Q02              1.96        2.32
             2002              6.13        7.42

      These performance quotations should not be considered as representative of the fund's performance for any specified period in the future. The fund's performance may be compared in sales literature and advertisements to the performance of other mutual funds and separately managed discretionary accounts (including private investment companies) having similar objectives or to standardized indices or other measures of investment performance. The fund may compare its performance to the J.P. Morgan Non-U.S. Government Bond Index, which is generally considered to be representative of unmanaged government bonds in foreign market, and the Lehman Brothers Aggregate Index, which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated fixed rate investment grade bonds.

      Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

      Trustees and Officers of the Trust

      The Board of Trustees has established the investment objective and policies which govern the fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of the fund. The Board, however, remains responsible for ensuring that the fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish Mellon Asset Management Company LLC.

  Name, Address and                 Term of    Principal Occupation(s)           Number of           Other
        (Age)                     Office and     During Past 5 Years            Portfolios       Directorships
  Position with the                Length of                                      in Fund      Held by Trustees
 Trust or Portfolio                  Time                                         Complex
        Trust                       Served*                                      Overseen
                                                                                by Trustee
---------------------------------------------------------------------------------------------------------------------
                                               Disinterested Trustees
---------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (62)           Since 1986     Chairman of the Board                29         Director, Port
Trustee c/o Decision                             and Chief Executive                            Financial Corp;
Resources, Inc.                                   Officer, Decision                            Cambridgeport Bank;
1100 Winter Street                                Resources, Inc.;                             and Charles Bridge
Waltham, MA 02451                                 Trustee, Cornell                                Publishing
                                                University; Director,
                                                  CareGroup, Inc.

Benjamin M. Friedman (58)        Since 1986     William Joseph Maier,                29          Director, Private
Trustee                                         Professor of Political                          Export Funding Corp.;
c/o Harvard University                                Economy,                                    Britanica.com;
Cambridge, MA  02138                             Harvard University                            Harvard Magazine; and
                                                                                                  Harvard Hillel

John H. Hewitt                   Since 1986     Trustee, The Peabody                 29
(68), Trustee                                        Foundation;
P.O. Box 233                                    Trustee, Mertens House,
New London, NH 03257                                    Inc.

Caleb Loring III (59)            Since 1986       Trustee, Essex Street              29
Trustee                                                Associates
c/o Essex Street                                (family investment trust
Associates                                              office);
400 Essex Street                                 Director, Holyoke Mutual
Beverly, MA  01915                                  Insurance Company;
                                                  Director, Carter Family
                                                       Corporation;
                                               Board Member, Gordon-Conwell
                                                   Theological Seminary;
                                                 Chairman of the Advisory
                                                  Board, Salvation Army;
                                                     Chairman, Vision
                                                        New England

---------------------------------------------------------------------------------------------------------------------
                                               Interested Trustees
---------------------------------------------------------------------------------------------------------------------
**Richard S. Wood (48)          Since 1989       President, Director                29
President and Trustee c/o                       and Vice Chairman of
Standish Mellon Asset                           Standish Mellon Asset
Management Company LLC,                        Management Company LLC
One Boston Place                                  since July 2001;
Boston, MA 02108                               formerly President and
                                                 Managing Director,
                                               Standish, Ayer & Wood,
                                                Inc.; Executive Vice
                                                    President and
                                                 Director, Standish
                                                    International
                                                 Management Company,
                                                         LLC
---------------------------------------------------------------------------------------------------------------------
                                Interested Principal Officers who are not Trustees
---------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield             Since 2002       Director and Chief
(46) Vice President                              Compliance Officer
and Secretary c/o                                 since July 2001,
Standish Mellon Asset                           Standish Mellon Asset
Management Company                               Management Company
LLC, One Boston Place                          LLC; formerly Director
Boston, MA  02108                                  and Compliance
                                                 Officer, Standish,
                                                  Ayer & Wood, Inc.

Steven M. Anderson              Since 2002      Vice President Standish
(37) Vice President                                  Mellon Asset
and Treasurer c/o                                 Management Company
Standish Mellon Asset                             since January 2003;
Management Company                                formerly Assistant
LLC, One Boston Place                               Vice President,
Boston, MA 02108                                 Standish Mellon Asset
                                                Management Company LLC
                                                   since July 2001;
                                                  formerly Assistant
                                                  Vice President and
                                                     Mutual Funds
                                                 Controller, Standish,
                                                   Ayer & Wood, Inc.
                                                   since April 1998

Denise B. Kneeland (51)         Since 1996         Vice President,
Assistant Vice President                        Standish Mellon Asset
c/o Standish Mellon Asset                      Management Company LLC
Management Company LLC,                           since July 2001;
One Boston Place                                    formerly Vice
Boston, MA  02108                              President and Manager,
                                                    Mutual Funds
                                                Operations, Standish,
                                                  Ayer & Wood, Inc.

Lisa Kane (32)                  Since 2000         Vice President,
Assistant Vice President                        Standish Mellon Asset
c/o Standish Mellon Asset                      Management Company LLC
Management Company LLC,                           since June 2002;
One Boston Place                                 formerly Assistant
Boston, MA  02108                                  Vice President,
                                                Standish Mellon Asset
                                               Management Company LLC
                                                  since July 2001;
                                                 formerly Assistant
                                                 Vice President and
                                                   Client Service
                                                    Professional,
                                               Standish, Ayer & Wood,
                                                        Inc.

Cara E. Hultgren (32)           Since 2002          Assistant Vice
Assistant Vice President                          President, Standish
c/o Standish Mellon Asset                            Mellon Asset
Management Company LLC,                         Management Company LLC
One Boston Place                                   since June 2002;
Boston, MA  02108                                formerly Supervisor,
                                                      Mutual Fund
                                                 Operations, Standish
                                                     Mellon Asset
                                                Management Company LLC
                                                   since July 2001;
                                                 formerly Supervisor,
                                                      Mutual Fund
                                                 Operations, Standish,
                                                   Ayer & Wood, Inc.

Jonathan M. Windham (28)        Since 2002           Asistant Vice
Assistant Vice President                          President, Standish
c/o Standish Mellon Asset                            Mellon Asset
Management Company LLC,                         Management Company LLC
One Boston Place                                  since January 2003;
Boston, MA  02108                                formerly Performance
                                                   Analyst, Standish
                                                     Mellon Asset
                                                Management Company LLC
                                                   since July 2001;
                                                 formerly Performance
                                                  Analyst, Standish,
                                                   Ayer & Wood, Inc.
                                                 since 2000; formerly
                                                     Fund Pricing
                                                  Specialist/Analyst,
                                                PFPC, Inc. since 1997;
                                                prior to 1997, student

Scott B. Simonds (42)                            Compliance Analyst,
c/o Standish Mellon Asset                       Boston Partners; Fund
Management Company LLC,                          Accountant, Mellon
One Boston Place                                   Financial Corp.
Boston, MA  02108

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Wood is an "interested Trustee," as defined in the 1940 Act due to his position as President of Standish Mellon.

      The Trust has two standing committees of the Board - an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Disinterested Trustee, serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees who are not "interested persons" of the Trust (the "Disinterested Trustees"). The board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

      During the most recently completed fiscal year for the Trust, the Board of Trustees held 6 meetings. The Audit Committee held 5 meetings and the Nominating Committee held no meetings.

      Set Forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002:

---------------------------------------------------------------------------------------------
       Name of Trustee           Dollar Range of Equity            Aggregate Dollar Range of
                               Securities in the Trust or          Equity Securities in All
                                     Portfolio Trust                 Registered Investment
                                                                     Companies Overseen by
                                                                    Trustee in the Standish
                                                                    Mellon Family of Funds
---------------------------------------------------------------------------------------------
                                Disinterested Trustees
---------------------------------------------------------------------------------------------
       Samuel C. Fleming         Standish Massachusetts                  Over $100,000
                               Intermediate Tax Bond Fund:
                                   $50,001 - 100,000;

                               Standish Select Value Fund:
                                    $10, 001 - 50,000
---------------------------------------------------------------------------------------------
       Benjamin M. Friedman     Standish Short Term Asset                Over $100,000
                                     Reserve Fund:
                                  $50,001 - 100,000;

                                Standish International
                                  Fixed Income Fund:
                                   $50,001 - 100,000
---------------------------------------------------------------------------------------------
       John H. Hewitt           Standish High Yield Bond                 Over $100,000
                                   Fund: Over $100,000

                                 Standish Small Cap Value
                                   Fund: Over $100,000
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
       Caleb Loring, III         Standish International                  Between $10,001 and
                                  Fixed Income Fund II:                       $50,000
                                    $10,001 - 50,000

                               Standish Tax Sensitive Equity
                                  Fund: $10,001 - 50,000
---------------------------------------------------------------------------------------------
                                  Interested Trustees
---------------------------------------------------------------------------------------------
       Richard S. Wood          Standish International Fixed             Over $100,000
                                 Income Fund: Over $100,000

                               Standish Global Fixed Income
                                   Fund: Over $100,000

                                  Standish Massachusetts
                                   Tax Exempt Bond Fund:
                                       Over $100,000

                                 Standish Select Value Fund:
                                       Over $100,000

                                 Standish Small Cap Growth
                                     Fund: Over $100,000

                                  Standish Small Cap Value
                                     Fund: Over $100,000

                               Standish International Small
                                  Cap Fund: Over $100,000

                               Standish International Equity
                                  Fund: $10,001 - 50,000
---------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

      The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Standish or to the Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust during the fiscal year ended December 31, 2002, except that certain Trustees and officers who are directors and officers of Standish, may from time to time, purchase additional shares of common stock of Mellon Financial Corporation, the publicly traded indirect parent company of Standish.

      The following table sets forth all compensation paid to the Trust's trustees as of the fund's fiscal year ended December 31, 2002:

                                  Aggregate Compensation from the Fund

                                                Pension or Retirement
                                                 Benefits Accrued as      Total Compensation
                         International Fixed          Part of                 from Fund &
Name of Trustee              Income Fund           Fund's Expense        Other Funds in Complex*
------------------------------------------------------------------------------------------------
Samuel C. Fleming              $4,815                   $0                      $45,875
Benjamin M. Friedman           $4,815                   $0                      $45,875
John H. Hewitt                 $4,970                   $0                      $47,125
Caleb Loring, III              $5,308                   $0                      $49,625
Richard S. Wood                  $0                     $0                        $0

* As of the date of this Statement of Additional Information there were 29 funds in the fund complex.

      Material Relationships of the Disinterested Trustees.

      For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

      As of December 31, 2002, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

      During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

      None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2000 and 2001, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust.

      Certain Shareholders

      At March 31, 2003, trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of the fund except:

                                            Percentage of
Name and Address                            Outstanding Shares
--------------------------------------------------------------
PFPC Brokerage Services, Inc.               99.244%*
FBO Neuberger Berman
211 South Gulph Rd,
King of Prussia PA 19406

      *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the Fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of the fund will be approved or disapproved.

      Investment Adviser

      Standish Mellon Asset Management Company LLC serves as the adviser to the International Fixed Income Fund pursuant to a written investment advisory agreement. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Financial Corporation ("Mellon") of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Standish Mellon is a wholly owned subsidiary of Standish Mellon Asset Management Holdings LLC ("SMAMH"), a Delaware limited liability company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. SMAMH, which is a wholly owned subsidiary of Mellon, serves as the holding company for the ownership interests of Standish Mellon.

      The following constitute the members of the Board of Directors of Standish
Mellon: William F. Adam, Director; Edward H. Ladd, Chairman and Director; John
J. Nagorniak, Director; Ronald P. O'Hanley, Director; Patrick J. Sheppard, Director; Thomas P. Sorbo, Chief Operating Officer and Director; and Richard S. Wood, President and Director.

      Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      Subject to the supervision and direction of the trustees of the Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the funds to use the name "Standish Mellon.". In addition to those services, the adviser provides the funds with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee based upon a percentage of the applicable fund's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

         Fund                                    Contractual Advisory Fee Rate
         International Fixed Income Fund                     .40%

      During the last three fiscal years ended December 31, 2002 the fund paid advisory fees in the following amounts:

Fund                                         2000          2001         2002

International Fixed Income Fund            3,304,905    1,870,204    1,446,787

      Pursuant to the investment advisory agreement, the fund bears the expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and trustees' fees and expenses.

      Unless terminated as provided below, the investment advisory agreement continues in full force and effect from year to year but only so long as each such continuance is approved annually (i) by the trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the fund and, in either event (ii) by vote of a majority of the trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the fund or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.

      In an attempt to avoid any potential conflict with portfolio transactions for the funds or Portfolios, the Trust, the Adviser and the Principal Underwriter have each adopted a Code of Ethics which are designed to maintain a high standard of personal conduct by directing that all personnel place the interests of each Fund and Portfolio and their shareholders ahead of their own when effecting personal securities transactions. While the codes do permit personnel to invest in securities for their own accounts, the codes impose extensive restrictions on personal securities trading including the pre-clearance of all personal securities transactions and a prohibition of purchasing during initial public offerings of securities. Each code is on public file with, and is available from, the SEC.

Factors Considered by the Disinterested Trustees in Approving the Investment Advisory Agreement.

The 1940 Act requires that the investment advisory agreements between the adviser and the Trust and Portfolio Trust, on behalf of each Fund or Portfolio, be approved annually both by the respective Boards of Trustees and also by a majority of the Disinterested Trustees voting separately. At a meeting held on October 8, 2002, each Board of Trustees, including all of the Disinterested Trustees voting separately in person, determined that the terms of each investment advisory agreement are fair and reasonable and that each agreement is in the best interest of the respective funds and Portfolios.

In evaluating each investment advisory agreement, the Trustees reviewed materials furnished by the adviser, including information about their respective affiliates, personnel, operations and financial condition. The Trustees also discussed with representatives of the adviser the Fund's and Portfolio's operations and the adviser's ability to provide advisory and other services to the Funds and the Portfolios. The Trustees also reviewed, among other things:

      o the scope and nature of the advisory and administrative services provided by the adviser and its affiliates;
      o the fee charged by the adviser for investment advisory services as well as other compensation or benefits, including "soft dollar" benefits, received by the adviser and its affiliates;
      o the investment performance, fees and total expenses of the Funds and the Portfolios and of the investment companies with similar objectives and strategies managed by other investment advisers as well as the investment performance of unmanaged securities indices;

      o the profitability to the adviser of managing the Funds and the Portfolios.
      o     sales and redemption activity of the Funds and Portfolios;
      o the experience of the investment advisory personnel providing services to the Funds and the Portfolios; and
      o the adviser's brokerage practices with respect to the Funds' and Portfolios' portfolio transactions;

The Trustees considered the following as relevant to their determination: (1) the favorable history, reputation, qualification and background of the adviser and Mellon as well as the qualifications of their respective personnel; (2) reasonableness of the fee and expense ratios of the Funds and Portfolios relative to the quality of services expected to be provided and their comparability to the fee and expense ratios of similar investment companies; (3) the strategic plan offered by Mellon for the support and growth of its asset management subsidiaries, and the adviser's place within that plan and (4) other factors that the Trustees deemed relevant. The Trustees deemed each of these factors to be relevant to their consideration of each investment advisory agreement.

Distributor of the Fund

      Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the fund's shares. In that capacity, Standish Fund Distributors has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Standish Fund Distributors. Pursuant to the Underwriting Agreement, Standish Fund Distributors has agreed to use its best efforts to obtain orders for the continuous offering of fund shares. Standish Fund Distributors receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the trustees of the Trust or (ii) by a vote of a majority of the trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to the fund at any time without penalty by a vote of a majority of the trustees of the Trust, a vote of a majority of the trustees who are not "interested persons" of the Trust, or, with respect to the fund, by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Standish Fund Distributors are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

                                  SERVICE PLAN

      The Trust, with respect to International Fixed Income Fund Service Class, has adopted a service plan (the "Service Plan"). The Service Plan provides that the fund may compensate entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own fund shares ("Omnibus Accounts") for providing certain personal, account administration and/or shareholder liaison services to participants in the Omnibus Accounts. Pursuant to the Service Plan, the fund may enter into agreements with Account Administrators which purchase shares of the fund ("Service Agreements"). Under such Service Agreements or otherwise, Account Administrators may perform some or all of the following services: (a) establishing and maintaining Omnibus Accounts with the fund; (b) establishing and maintaining subaccounts and subaccount balances for Omnibus Accounts and their participants ("Participants"); (c) processing orders by Omnibus Accounts and Participants to purchase, redeem and exchange fund shares promptly and in accordance with the effective prospectus relating to such shares; (d) transmitting to the fund (or its agent) on each Business Day (as defined below) a net subscription or net redemption order reflecting subscription, redemption and exchange orders received by it with respect to the Omnibus Accounts; (e) receiving and transmitting funds representing the purchase price or redemption proceeds relating to such orders; (f) mailing fund prospectuses, statements of additional information, periodic reports, transaction confirmations and subaccount information to Omnibus Accounts and Participants; (g) answering Omnibus Account and Participant inquiries about the fund, subaccount balances, distribution options and such other administrative services for the Omnibus Account and the Participants as provided for in the service agreements between the Account Administrator and the Omnibus Account; and (h) providing such statistical and other information as may be reasonably requested by the fund or necessary for the fund to comply with applicable federal or state laws.

      As compensation for such services, the fund may pay each Account Administrator a service fee in an amount of up to 0.25% (on an annualized basis) of the fund's average daily net assets attributable to fund shares that are attributable to or held in the name of such Account Administrator. Account Administrators may from time to time be required to meet certain other criteria in order to receive service fees.

      In accordance with the terms of the Service Plan, Standish Mellon provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Service Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Service Plan, they will consider the continued appropriateness and the level of compensation that the Service Plan provides.

      Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA")) may apply to an Account Administrator's receipt of compensation paid by the fund in connection with the investment of fiduciary assets in fund shares. Account Administrators that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in fund shares and receiving service fees.

      The Trust believes that fiduciaries of ERISA plans may properly receive fees under the Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of title 1 of ERISA. These standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

      Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must act prudently and solely in the interest of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

      Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of the plan. Section 3(14) includes, within the definition of "party in interest" with respect to a plan, any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it also would prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

      In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under the Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which the plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                        PURCHASE AND REDEMPTION OF SHARES

      Detailed information on purchase and redemption of shares is included in the prospectus.

      In addition to Standish Fund Distributors and other agents of the Trust, the fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by the fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders will receive the fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

      The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the fund of securities owned by it or determination by the fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the fund.

      The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities distributed upon redemption of fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

      The adviser is responsible for placing the fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the respective fund. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the fund effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the fund generating the soft dollar credits. The investment advisory fees paid by the fund under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

      The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for the fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

      Because most of the fund's securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the fund has not paid any brokerage commissions during the past three years.

                        DETERMINATION OF NET ASSET VALUE

      The fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time). If the New York Stock Exchange closes early, the calculation of net asset value will be accelerated to the actual closing time. Net asset value is computed by dividing the value of all securities and other assets of the fund, less all liabilities by the number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

      Portfolio securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the trustees.

      Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the trustees, which may include the use of yield equivalents or matrix pricing.

      Money market instruments with less than sixty days remaining to maturity when acquired by the fund are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of the fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the trustees of the Trust.

                             THE FUND AND ITS SHARES

      The fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the fund. The fund offers two classes of Shares: Service Class and Institutional Class. Shares of Institutional Class are offered through another prospectus and SAI. Shares of the fund represent interests in the fund in proportion to each share's net asset value. The per share net asset value of each class of shares is calculated separately and may differ as a result of the service fee applicable to Service Class shares and the allocation of certain class specific expenses which apply to only one of the classes or which differ between the classes. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

      Pursuant to the Declaration, the trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the fund. The trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the trustees may authorize the fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

      All fund shares have equal rights with regard to voting, and shareholders of the fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                                    TAXATION

      Each series of the Trust, including the fund, is treated as a separate entity for U.S. federal income tax purposes. The fund presently has elected to be treated, has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

      In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% Income Test") and satisfy certain quarterly asset diversification requirements.

      If the fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund did not qualify for any taxable year as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax.

      The fund will be subject to a 4% nondeductible federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements in a timely manner. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the fund as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which the distributions are declared, rather than the year in which the distributions are received.

      For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares in the fund. In general, assuming that a fundhas sufficient earnings and profits, dividends from investment company taxable income are treated as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

      On January 7, 2003, President Bush proposed an economic growth plan which contains a provision that would exclude from income dividends paid by corporations to the extent paid out of previously taxed corporate income. While there can be no assurance as to whether such provision will be enacted into law or as to its scope if enacted, it is unlikely that dividends paid by a fund with respect to debt securities will be excluded from the income of shareholders under President Bush's proposal.

      If, as anticipated, the fund continues to qualify as regulated investment companies under the Code, the fund will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

      The fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund. The fund has accumulated capital loss carryforwards in the amounts of $42,835,858, $19,786,516, $6,955,771 and
$6,588,065 which expire on December 31 of 2007, 2008, 2009 and 2010, respectively.

      If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy the distribution requirements.

      Limitations imposed by the Code on regulated investment companies like the fund may restrict the fund's ability to enter into futures, options or currency forward transactions.

      Certain options, futures contracts or currency forward transactions entered into by the fund may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described below, and may accordingly produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by the fund to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's or portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and therefore its distributions to shareholders. The fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

      The U.S. federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars are unclear in certain respects, and the fund will limit its transactions in these instruments so that each can account for these instruments in a manner that is intended to allow the fund to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, the fund does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the fund may acquire "regular" interests in REMICs.

      Foreign exchange gains and losses realized by the fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to the fund's investment in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% Income Test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or their shareholders in future years.

      In some countries, restrictions on repatriation may make it difficult or impossible for the fund to obtain cash corresponding to its earnings from such countries, which may cause the fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

      The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in foreign securities, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service. The fund may meet this 50% threshold for a year and, if it does, it may file an election with the Internal Revenue Service pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund and (ii) treat such respective pro rata portions as foreign taxes paid by them.

      Qualified foreign taxes generally include taxes that would be treated as income taxable under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes. If the fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the fund and (ii) the portion of fund dividends which represents income from each foreign country.

      If the fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or on gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized by the fund is timely distributed to its shareholders. The fund would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of passive foreign investment companies as ordinary income. The fund may limit and/or manage their holdings, if any, in passive foreign investment companies to limit the fund's tax liability or maximize its return from these investments.

      Investment in debt obligations by the fund that are at risk of or in default presents special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event that it invests in such securities, in order to seek to ensure that the fund distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

      Distributions from the fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income) or long-term capital gain (if they are from the fund's net capital gain and are designated by the fund as "capital gain dividends") whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

      The fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements, limitations on debt financing under the Code and certain only requirements, only to the extent the fund earned dividend income from stock investments in U.S. domestic corporations. The fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a small portion of the fund's distributions, from the dividends attributable to such stock, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

      At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed taxable income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by the fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

      Upon a redemption or other disposition of shares of the fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss on the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or other disposition may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of the loss generally would be included in the U.S. federal tax basis of the shares acquired. Any loss recognized or other disposition upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

      The foregoing discussion relates solely to U.S. federal income tax law consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates), and who are subject to U.S. federal income tax. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, financial institutions, and securities dealers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states,

      Federal law requires that the fund withhold (as "backup withholding") 30% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement shareholders must certify on their Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provided is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

      Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 30% on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the fund.

                             ADDITIONAL INFORMATION

      The fund's prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC's Web site at http://www.sec.gov.

                        EXPERTS AND FINANCIAL STATEMENTS

      The fund's financial statements for its Institutional Class contained in the 2002 Annual Report of the fund have been audited by PricewaterhouseCoopers LLP, independent accountants, and are incorporated by reference into this SAI.

      The financial statements for the year ended December 31, 2002 are incorporated by reference from the 2002 Annual Report, which have previously been sent to shareholders and were filed with the SEC on or about March 7, 2003, 1940 Act File No. 811-04813.

                                    APPENDIX

                         MOODY'S RATINGS DEFINITIONS FOR
                         CORPORATE BONDS AND SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUES

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as Investment Grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                            STANDARD & POOR'S RATINGS
                                   DEFINITIONS

      AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                STANDARD & POOR'S
                        CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

      AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

      Key players in the global trade and financial system:

      -     Prosperous and resilient economies, high per capita incomes
      -     Low fiscal deficits and government debt, low inflation
      -     Low external debt.

      AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

      -     slightly integrated into global trade and financial system
      -     Differ from AAAs only to a small degree because:
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
      -     More variable fiscal deficits, government debt and inflation
      -     Moderate to high external debt.

      A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

      - Established trend of integration into global trade and financial system
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
      -     Usually rapid growth in output and per capita incomes
      - Manageable through variable fiscal deficits, government debt and inflation
      -     Usually low but variable debt
      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      - Very high and variable debt, often graduates of Brady plan but track record not well established.

      BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested
      - Economies less prosperous and often more vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      -     High and variable external debt.

      BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      - Very high and variable debt, often graduates of Brady Plan but track record not well established

      In the case of sovereign, subnational and sovereign related issuers, the fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where the fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the fund will use the foreign currency rating for the issuer; in the case where the fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the fund will treat the security as being unrated.

                          DESCRIPTION OF DUFF & PHELPS
                         RATINGS FOR CORPORATE BONDS AND
                         FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUERS

      AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

      B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating guide.

                            FITCH IBCA INTERNATIONAL
                             LONG-TERM CREDIT RATING
                                   DEFINITIONS

      AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      B - Bonds are considered highly speculative. The obligor's ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                        FITCH IBAC LONG-TERM RATINGS FOR
                                 NATIONAL ISSUES

      AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

      A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

      B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

                                     PART C

                                OTHER INFORMATION

Item 24. Exhibits

      (a)   Agreement and Declaration of Trust dated August 13, 1986(3)

      (a1)  Certificate of Designation of Standish Fixed Income Fund(3)

      (a2)  Certificate of Designation of Standish International Fund(3)

      (a3)  Certificate of Designation of Standish Securitized Fund(3)

      (a4)  Certificate of Designation of Standish Short-Term Asset Reserve
            Fund(3)

      (a5)  Certificate of Designation of Standish Marathon Fund(3)

      (a6)  Certificate of Amendment dated November 21, 1989(3)

      (a7)  Certificate of Amendment dated November 29, 1989(3)

      (a8)  Certificate of Amendment dated April 24, 1990(3)

      (a9)  Certificate of Designation of Standish Equity Fund(3)

      (a10) Certificate of Designation of Standish International Fixed Income Fund(3)

      (a11) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund(3)

      (a12) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund(3)

      (a13) Certificate of Designation of Standish Global Fixed Income Fund(3)

      (a14) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II(3)

      (a15) Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund(3)

      (a16) Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund(3)

      (a17) Form of Certificate of Designation of Standish Small Capitalization Equity Fund II(3)

      (a18) Certificate of Designation of Standish Small Capitalization Equity Asset Fund II, Standish Diversified Income Fund, Standish Diversified Income Asset Fund(1)

      (a19) Form of Certificate of Designation of Institutional Shares and Service Shares of Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund(4)

      (a20) Form of Certificate of Designation of Standish International Fixed Income Fund II(5)

      (a21) Certificate of Designation of Standish Small Cap Value Fund and Standish International Small Cap Fund(6)

      (a22) Certificates of Designation of Standish Crossover Bond Fund, Standish Opportunistic High Yield Fund, Standish Opportunistic Emerging Markets Debt Fund and Standish High Yield Bond Fund(8)

      (a23) Amendment to the Agreement and Declaration of Trust dated March 4, 1999(5)

      (a24) Amendment to the Agreement and Declaration of Trust dated April 29, 2002.(12)

      (a25) Certificate of Name Change for Standish World High Yield Fund to Standish High Yield Bond Fund.(12)

      (a26) Certificate of Name Change for Standish Controlled Maturity Fund to Standish Short-Term Fixed Income Fund.(12)

      (b)   Bylaws of the Registrant(3)

      (c)   Not applicable

      (d1) Investment Advisory Agreement between Registrant and Standish Mellon Asset Management Company LLC relating to Standish Controlled Maturity Fund(10)

      (d2) Investment Advisory Agreement between Registrant and Standish Mellon Asset Management Company LLC relating to Standish Crossover Bond Fund(10)

      (d3) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Fixed Income Portfolio(10)

      (d4) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Global Fixed Income Portfolio(10)

      (d5) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish High Grade Bond Fund(10)

      (d6) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish High Yield Bond Fund(10)

      (d7) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Intermediate Tax Exempt Bond Fund(10)

      (d8) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Equity Fund(10)

      (d9) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Fixed Income Fund(10)

      (d10) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Fixed Income Fund II(10)

      (d11) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Small Cap Fund(10)

      (d12) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund(10)

      (d13) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Opportunistic Emerging Markets Debt Fund(10)

      (d14) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Opportunistic High Yield Fund(10)

      (d15) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Select Value Portfolio(10)

      (d16) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Short-Term Asset Reserve Portfolio(10)

      (d17) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Growth Portfolio(10)

      (d18) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Value Fund(10)

      (d19) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Capitalization Equity Fund(10)

      (d20) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Tax-Sensitive Equity Fund(10)

      (d21) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Tax-Sensitive Equity Fund(10)

      (d22) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish World High Yield Portfolio(10)

      (e1) Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.(3)

      (f)   Not applicable

      (g1) Master Custody Agreement between the Registrant and Investors Bank & Trust Company(3)

      (g2) Custody Agreement between Registrant with respect to Standish International Equity Fund and Morgan Stanley Company(3)

      (g3) Master Custody Agreement between the Registrant and Morgan Stanley Trust Company(3)

      (h1) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company(3)

      (h2) Most recently dated/filed revised Exhibit A to Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company(5)

      (h3) Master Administration Agreement between the Registrant and Investors Bank & Trust Company(3)

      (h4) Form of Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant(3)

      (h5) Most recently dated revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant(3)

      (h6) Form of Service Plan relating to Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund(4)

      (i)   Opinion and Consent of Counsel for the Registrant(2)

      (j)   Consent of Independent Public Accountants for the Registrant#

      (k)   Financial Statements:

            Included in Parts A of (1) Standish Group of Fixed Income Funds, which includes Standish Fixed Income Fund, Standish Investment Grade Bond Fund, Standish High Yield Bond Fund, Standish Short-Term Asset Reserve Fund and Standish Short-Term Fixed Income Fund, (2) Standish Group of Global Fixed Income Funds, which includes Standish International Fixed Income Fund, Standish International Fixed Income Fund II and Standish Global Fixed Income Fund, (3) Standish Crossover Bond Fund, Standish Opportunistic High Yield Fund and Standish Opportunistic Emerging Markets Debt Fund, and (4) Standish International Fixed Income Fund (Service Class); each a series of the Registrant.

            Financial Highlights

            Incorporated by reference into Parts B of the funds as listed above y

            Schedule of Portfolio Investments


Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Independent Auditors' Report

      (l)   Not applicable (m) Not applicable

      (n)   Not applicable

      (o) Multiple Class Plan pursuant to Rule 18f-3 relating to Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund(4)

      (p1) Code of Ethics for Standish, Ayer & Wood Investment Trust and Standish, Ayer & Wood Master Portfolio(11)

      (p2) Code of Ethics for Standish Mellon Asset Management Company LLC and Standish Fund Distributors, L.P.(11)

      (q1) Power of Attorney for Registrant (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, Caleb Loring III and Richard S. Wood).(13)

      (q2)  Power of Attorney for Portfolio Trust (Samuel C. Fleming, Benjamin
            M. Friedman, John H. Hewitt, Caleb Loring III and Richard S.
            Wood)(13)

      (q3)  Power of Attorney for Registrant (Richard S. Wood)(11)

      (q4)  Power of Attorney for Registrant (Beverly E. Banfield)(13)

      (q5)  Power of Attorney for Registrant (Steven M. Anderson)(13)

      (q6)  Power of Attorney for Portfolio Trust (Richard S. Wood)(11)

      (q7)  Power of Attorney for Portfolio Trust (Beverly E. Banfield)(13)

      (q8)  Power of Attorney for Portfolio Trust (Steven M . Anderson)(13)

------------------
      ^     Filed as an exhibit to Registration Statement No. 33-8214 and incorporated herein by reference thereto.
      +     Filed electronically as an exhibit to Registration Statement No.
            811-07603 and incorporated herein by reference thereto.
      1     Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post-Effective Amendment No. 81) and incorporated herein by reference thereto.
      2     Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post-Effective Amendment No. 82) and incorporated herein by reference thereto.
      3     Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post-Effective Amendment No. 88) and incorporated by reference thereto.
      4     Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post-Effective Amendment No. 91) and incorporated by reference thereto.
      5     Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post-Effective Amendment No. 93) and incorporated by reference thereto.
      6     Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post Effective Amendment No. 94) and incorporated by reference thereto.
      7     Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post Effective Amendment No. 98) and incorporated by reference thereto.
      8.    Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post Effective Amendment No. 100) and incorporated herein by reference.
      9.    Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post Effective Amendment No. 102) and incorporated herein by reference.
      10.   Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post Effective Amendment No. 104) and incorporated herein by reference.
      11.   Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post Effective Amendment No. 105) and incorporated herein by reference.
      12.   Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post Effective Amendment No. 106) and incorporated herein by reference.
      Y.    The December 31, 2002 financial statements were filed on Forms
            N-30D, File No. 811-4813, on March 7, 2003.
      13.   Filed electronically as an exhibit to Registration Statement No.
            33-8214 (Post Effective Amendment No. 108) and incorporated herein by reference.
      #     Filed herewith.

Item  24. Persons Controlled by or under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification

Under the Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisers

The business and other connections of the officers and Directors of Standish Mellon Asset Management Company LLC ("Standish Mellon"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Standish Mellon as currently on file with the Commission (File No. 801-60527), the text of which is hereby incorporated by reference.

The following sections of each such Form ADV are incorporated herein by reference:

(a) Items 1 and 2 of Part 2; and

(b) Section IV, Business Background, of each Schedule D.

Item 27. Principal Underwriter

(a) Standish Fund Distributors, L.P. serves as the principal underwriter of each of the following series of the Registrant:

Standish Fixed Income Fund                         Standish Small Cap Tax-Sensitive
Standish Short-Term Asset                            Equity Fund
         Reserve Fund                              Standish Tax-Sensitive Equity Fund
Standish International Fixed                       Standish Fixed Income Asset Fund
         Income Fund                               Standish Small Cap Growth Fund
Standish International Fixed Income Fund II        Standish High Yield Bond Fund
Standish Global Fixed Income Fund                  Standish Small Cap Value Fund
Standish Select Value Fund                         Standish International Small Cap Fund
Standish Small Capitalization Equity Fund          Standish Crossover Bond Fund
Standish Massachusetts Intermediate                Standish Opportunistic High Yield Fund
     Tax Exempt Bond Fund                          Standish Opportunistic Emerging Markets Debt Fund
Standish Intermediate Tax Exempt                   Standish High Grade Bond Fund
     Bond Fund
Standish International Equity Fund
Standish Short-Term Fixed Income Fund

(b)   Directors and Officers of Standish Fund Distributors, L.P.:

Positions and Offices

                           Positions and Offices         Positions and Offices
        Name                  with Underwriter              with Registrant
        ----                  ----------------              ---------------
Beverly E. Banfield       Chief Operating Officer              Secretary
Denise B. Kneeland        Executive Vice President      Assistant Vice President

The General Partner of Standish Fund Distributors, L.P. is Standish Mellon.

(c)   Not applicable.

Item 28. Location of Accounts and Records

The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

Item 29. Management Services

Not applicable

Item 30. Undertakings

      Not applicable.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 30th day of April, 2003.

                                        STANDISH, AYER & WOOD
                                        INVESTMENT TRUST

                                        /s/ Denise B. Kneeland
                                        ----------------------------------------
                                        Denise B. Kneeland,
                                        Assistant Vice President

The term "Standish, Ayer & Wood Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature                      Title                             Date
Richard S. Wood*                        Trustee and President             April 30, 2003
-----------------------------------
Richard S. Wood                         (principal executive officer)

Steven M. Anderson*                     Treasurer (principal              April 30, 2003
-----------------------------------
Steven M. Anderson                      financial and accounting
                                        officer)

Samuel C. Fleming*                      Trustee                           April 30, 2003
-----------------------------------
Samuel C. Fleming

Benjamin M. Friedman*                   Trustee                           April 30, 2003
-----------------------------------
Benjamin M. Friedman

John H. Hewitt*                         Trustee                           April 30, 2003
-----------------------------------
John H. Hewitt

Caleb Loring III*                       Trustee                           April 30, 2003
-----------------------------------
Caleb Loring III

*By: /s/ Beverly E. Banfield
    -------------------------------
         Beverly E. Banfield
         Attorney-In-Fact

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Standish, Ayer & Wood Master Portfolio has duly caused this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Hampton, New Hampshire on the 30th day of April, 2003.

                                        STANDISH, AYER & WOOD
                                        MASTER PORTFOLIO
                                        /s/ Scott B. Simonds
                                        ----------------------------------------
                                        Scott B. Simonds,
                                        Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust has been signed by the following persons in their capacities with Standish, Ayer & Wood Master Portfolio and on the date indicated.

Signature                               Title                             Date
Richard S. Wood*                        Trustee and President             April 30, 2003
-----------------------------------
Richard S. Wood                         (principal executive
                                        officer)

Steven M. Anderson*                     Treasurer (principal              April 30, 2003
-----------------------------------
Steven M. Anderson                      financial and accounting
                                        officer)

Samuel C. Fleming*                      Trustee                           April 30, 2003
-----------------------------------
Samuel C. Fleming

Benjamin M. Friedman*                   Trustee                           April 30, 2003
-----------------------------------
Benjamin M. Friedman

John H. Hewitt*                         Trustee                           April 30, 2003
-----------------------------------
John H. Hewitt

Caleb Loring III*                       Trustee                           April 30, 2003
-----------------------------------
Caleb Loring III

*By: /s/ Scott B. Simonds
    -------------------------------
         Scott B. Simonds,
         Attorney-In-Fact

                                  EXHIBIT INDEX

Exhibit
-------

(j)   Consent of Independent Public Accountants for the Registrant.